           As filed with the Securities and Exchange Commission on April 5, 2013

                                            1933 Act Registration No. 333-149449

                                            1940 Act Registration No. 811-09763
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 13 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 225 /X/

               Lincoln New York Account N for Variable Annuities
                           (Exact Name of Registrant)

                     Lincoln ChoicePlus AssuranceSM B Class

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                          Scott C. Durocher, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                          Hartford, Connecticut 06103

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2013, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on ______________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

Lincoln ChoicePlus AssuranceSM (B Class)
Lincoln New York Account N for Variable Annuities
Individual Variable Annuity Contracts


Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. If you die before the Annuity Commencement Date, we will pay your Beneficiary a Death Benefit. In the alternative, you generally may choose to receive a Death Benefit upon the death of the Annuitant.

The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time, the only fixed account available is for dollar cost averaging purposes.


We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.


All Purchase Payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.


The available funds are listed below:


AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio*, ** AllianceBernstein VPS International Value Portfolio*, ** AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Variable Portfolios II, Inc. (Class II):
   American Century Investments VP Inflation Protection Fund*, **

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series

     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio

     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

     Fidelity (Reg. TM) VIP Overseas Portfolio*, **

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*, **
     FTVIPT Mutual Shares Securities Fund

     FTVIPT Templeton Global Bond Securities Fund*

Goldman Sachs Variable Insurance Trust (Service Class):
     Goldman Sachs VIT Large Cap Value Fund

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
    (formerly LVIP BlackRock Emerging Markets Index RPM Fund)
     LVIP BlackRock Equity Dividend RPM Fund
     (formerly LVIP Wells Fargo Intrinsic Value Fund)
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
     LVIP Columbia Small-Mid Cap Growth RPM Fund
     (formerly LVIP Turner Mid-Cap Growth Fund)
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     (formerly LVIP Dimensional Non-U.S. Equity Fund)
     LVIP Dimensional U.S. Equity RPM Fund
      (formerly LVIP Dimensional U.S. Equity Fund)
     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Global Income Fund
     LVIP JPMorgan High Yield Fund
     (formerly J.P. Morgan High Yield Fund)
     LVIP JPMorgan Mid Cap Value RPM Fund
     (formerly LVIP Columbia Value Opportunities Funds)
     LVIP MFS International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund

     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund***
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     (formerly LVIP Templeton Growth Fund)
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Protected Profile 2010 Fund*
     LVIP Protected Profile 2020 Fund*
     LVIP Protected Profile 2030 Fund*
     LVIP Protected Profile 2040 Fund*
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Growth Fund
     LVIP Protected Profile Moderate Fund

Lord Abbett Series Fund, Inc. (Class VC):
     Lord Abbett Fundamental Equity Portfolio*

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):

     MFS (Reg. TM) VIT Growth Series

     MFS (Reg. TM) VIT Total Return Series*, **
     MFS (Reg. TM) VIT Utilities Series

Oppenheimer Variable Account Funds (Service Class):
     Oppenheimer Global Fund/VA*
     (formerly Oppenheimer Global Securities Fund/VA)

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

The Universal Institutional Funds, Inc. (Class II):
     Morgan Stanley UIF Growth Portfolio*

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

**It is currently anticipated that on or after May 17, 2013, we will close and replace these Investment options. See the Description of the Funds section for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.




This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2013

Table of Contents




Item                                                          Page
Special Terms                                                   4
Expense Tables                                                  7
Summary of Common Questions                                    15
Lincoln Life & Annuity Company of New York                     18
Variable Annuity Account (VAA)                                 19
Investments of the Variable Annuity Account                    20
Charges and Other Deductions                                   26
The Contracts                                                  34
 Purchase Payments                                             35
 Transfers On or Before the Annuity Commencement Date          36
 Surrenders and Withdrawals                                    39
 Death Benefit                                                 42
 Investment Requirements                                       45
 Living Benefit Riders                                         48
 Lincoln Lifetime IncomeSM Advantage 2.0                       49
 Lincoln Lifetime IncomeSM Advantage                           59
 Lincoln SmartSecurity (Reg. TM) Advantage                     65
 i4LIFE (Reg. TM) Advantage                                    71
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     75
 4LATER (Reg. TM) Advantage                                    82
 Annuity Payouts                                               86
 Fixed Side of the Contract                                    88
Distribution of the Contracts                                  90
Federal Tax Matters                                            92
Additional Information                                         97
 Voting Rights                                                 97
 Return Privilege                                              97
 Other Information                                             98
 Legal Proceedings                                             98
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities         100
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.


Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.



Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.


Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.


Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.


Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date.


Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed periodic withdrawals and income that may increase based on automatic enhancements and age-based increases to the income amount, regardless of the investment performance of the contract and provided certain conditions are met.


Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds- An optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.


Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met.


Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent Purchase Payments and step-ups.


Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase Payments-Amounts paid into the contract.


Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.


Secondary Life-Under i4LIFE (Reg. TM) Advantage, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.



                       CONTRACTOWNER TRANSACTION EXPENSES




Accumulation Phase:
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1.........    7.00%
  Transfer charge:2.......................................................................    $ 25
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.



1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


2 The transfer charge will not be imposed on the first 12 transfers during a Contract Year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.




The next four tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A



Annual Account Fee:1......................................................................     $    30
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.15%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.25%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.20%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.55%





                                                  Single      Joint
Optional Living Benefit Rider Charges:3            Life       Life
Lincoln Lifetime IncomeSM Advantage 2.0:4,5

  Guaranteed Maximum Charge..................................................    2.00%      2.00%
  Current Charge.............................................................    1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge..................................................    1.50%      1.50%
  Current Charge.............................................................    0.90%      0.90%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge..................................................    1.50%      1.50%
  Current Charge.............................................................    0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:7
  Guaranteed Maximum Charge..................................................    0.95%       N/A
  Current Charge.............................................................    0.85%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge..................................................    1.50%       N/A
  Current Charge.............................................................    0.65%       N/A




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.


2 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

3 Only one Living Benefit rider may be elected from this chart.


4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.


5 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010, this rider is no longer available for sale.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. Beginning January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013 Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

8 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. As of October 1, 2012, this rider is no longer available for sale.




                                    TABLE B



Annual Account Fee:1......................................................     $    30
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.65%
  Guarantee of Principal Death Benefit....................................        1.70%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        1.95%






                                                                                Single      Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3,4        Life       Life
Account Value Death Benefit

  Guaranteed Maximum Charge......................    3.65%      3.65%
  Current Charge.................................    2.30%      2.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................    3.70%      3.70%
  Current Charge.................................    2.35%      2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    3.95%      3.95%
  Current Charge.................................    2.60%      2.80%





i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.15%
  Current Charge.................................................................    2.15%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    3.20%
  Current Charge.................................................................    2.20%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.45%
  Current Charge.................................................................    2.45%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.


2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C



Annual Account Fee:1......................................................................                 $    30
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who      Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0:..................................................     Life         Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
  Account Value Death Benefit.............................................................     1.25%          1.25%
  Guarantee of Principal Death Benefit....................................................     1.30%          1.30%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................     1.55%          1.55%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2
  Guaranteed Maximum Charge...............................................................     2.00%          2.00%
  Current Charge..........................................................................     1.05%          1.25%

1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of the greater of the Income Base or Account
  Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.





                                    TABLE D



Annual Account Fee:1......................................................................     $    30
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.15%
  Current Charge..........................................................................        2.30%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.20%
  Current Charge..........................................................................        2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.


2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.50%     2.16%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.50%     1.85%



* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2012:



(as a percentage of each fund's average net assets):


                                                                                              Other
                                                         Management         12b-1 Fees        Expenses
                                                         Fees (before       (before any       (before any
                                                         any waivers/       waivers/          waivers/
                                                         reimburse-         reimburse-        reimburse-
                                                         ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio       0.75%             0.25%             0.24%
AllianceBernstein VPS Growth and Income Portfolio            0.55%             0.25%             0.05%



                                                                                                    Total
                                                                        Total         Total         Expenses
                                                                        Expenses      Contractual   (after
                                                         Acquired       (before any   waivers/      Contractual
                                                         Fund           waivers/      reimburse-    waivers/
                                                         Fees and       reimburse-    ments         reimburse-
                                                         Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio     0.00%           1.24%           0.00%         1.24%
AllianceBernstein VPS Growth and Income Portfolio          0.00%           0.85%           0.00%         0.85%

                                                                                                         Other
                                                                    Management         12b-1 Fees        Expenses
                                                                    Fees (before       (before any       (before any
                                                                    any waivers/       waivers/          waivers/
                                                                    reimburse-         reimburse-        reimburse-
                                                                    ments)         +   ments)        +   ments)        +
AllianceBernstein VPS International Value Portfolio                     0.75%             0.25%             0.06%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                     0.75%             0.25%             0.07%
American Century VP Inflation Protection Fund                           0.47%             0.25%             0.01%
American Funds Global Growth Fund                                       0.53%             0.25%             0.03%
American Funds Global Small Capitalization Fund                         0.71%             0.25%             0.04%
American Funds Growth Fund                                              0.33%             0.25%             0.02%
American Funds Growth-Income Fund                                       0.27%             0.25%             0.02%
American Funds International Fund                                       0.50%             0.25%             0.04%
BlackRock Global Allocation V.I. Fund(1)                                0.63%             0.25%             0.26%
Delaware VIP (Reg. TM) Diversified Income Series(2)                     0.59%             0.30%             0.09%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                       1.25%             0.30%             0.15%
Delaware VIP (Reg. TM) High Yield Series(2)                             0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)        0.48%             0.30%             0.09%
Delaware VIP (Reg. TM) REIT Series(2)                                   0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                        0.73%             0.30%             0.08%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                        0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                           0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Value Series(2)                                  0.65%             0.30%             0.08%
DWS Alternative Asset Allocation VIP Portfolio(3)                       0.34%             0.25%             0.29%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                   0.56%             0.25%             0.08%
Fidelity (Reg. TM) VIP Growth Portfolio                                 0.56%             0.25%             0.10%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                                0.56%             0.25%             0.09%
Fidelity (Reg. TM) VIP Overseas Portfolio                               0.71%             0.25%             0.14%
FTVIPT Franklin Income Securities Fund                                  0.45%             0.25%             0.02%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                    0.51%             0.25%             0.29%
FTVIPT Mutual Shares Securities Fund                                    0.60%             0.25%             0.11%
FTVIPT Templeton Global Bond Securities Fund                            0.46%             0.25%             0.09%
Goldman Sachs VIT Large Cap Value Fund                                  0.74%             0.25%             0.04%
Lord Abbett Fundamental Equity Portfolio(4)                             0.75%             0.00%             0.44%
LVIP Baron Growth Opportunities Fund(5)                                 1.00%             0.25%             0.08%
LVIP BlackRock Emerging Markets RPM Fund(6)                             0.55%             0.25%             0.45%
LVIP BlackRock Equity Dividend RPM Fund(7)                              0.75%             0.25%             0.08%
LVIP BlackRock Inflation Protected Bond Fund(8)                         0.44%             0.25%             0.07%
LVIP Capital Growth Fund                                                0.70%             0.25%             0.08%
LVIP Clarion Global Real Estate Fund(9)                                 0.95%             0.25%             0.12%
LVIP Columbia Small-Mid Cap Growth RPM Fund(10)                         0.87%             0.25%             0.15%
LVIP Delaware Bond Fund                                                 0.31%             0.35%             0.07%
LVIP Delaware Diversified Floating Rate Fund                            0.60%             0.25%             0.09%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(11)       0.75%             0.25%             0.16%
LVIP Delaware Growth and Income Fund                                    0.35%             0.35%             0.06%
LVIP Delaware Social Awareness Fund                                     0.39%             0.35%             0.08%
LVIP Delaware Special Opportunities Fund                                0.40%             0.35%             0.07%
LVIP Dimensional Non-U.S. Equity RPM Fund(12)                           0.25%             0.25%             0.25%



                                                                                                               Total
                                                                                   Total         Total         Expenses
                                                                                   Expenses      Contractual   (after
                                                                    Acquired       (before any   waivers/      Contractual
                                                                    Fund           waivers/      reimburse-    waivers/
                                                                    Fees and       reimburse-    ments         reimburse-
                                                                    Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS International Value Portfolio                   0.00%           1.06%           0.00%       1.06%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                   0.00%           1.07%           0.00%       1.07%
American Century VP Inflation Protection Fund                         0.00%           0.73%           0.00%       0.73%
American Funds Global Growth Fund                                     0.00%           0.81%           0.00%       0.81%
American Funds Global Small Capitalization Fund                       0.00%           1.00%           0.00%       1.00%
American Funds Growth Fund                                            0.00%           0.60%           0.00%       0.60%
American Funds Growth-Income Fund                                     0.00%           0.54%           0.00%       0.54%
American Funds International Fund                                     0.00%           0.79%           0.00%       0.79%
BlackRock Global Allocation V.I. Fund(1)                              0.01%           1.15%           0.00%       1.15%
Delaware VIP (Reg. TM) Diversified Income Series(2)                   0.00%           0.98%          -0.05%       0.93%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                     0.00%           1.70%          -0.05%       1.65%
Delaware VIP (Reg. TM) High Yield Series(2)                           0.00%           1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)      0.00%           0.87%          -0.05%       0.82%
Delaware VIP (Reg. TM) REIT Series(2)                                 0.00%           1.14%          -0.05%       1.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                      0.00%           1.11%          -0.05%       1.06%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                      0.00%           1.14%          -0.05%       1.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                         0.00%           1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Value Series(2)                                0.00%           1.03%          -0.05%       0.98%
DWS Alternative Asset Allocation VIP Portfolio(3)                     1.28%           2.16%          -0.31%       1.85%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                 0.00%           0.89%           0.00%       0.89%
Fidelity (Reg. TM) VIP Growth Portfolio                               0.00%           0.91%           0.00%       0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                              0.00%           0.90%           0.00%       0.90%
Fidelity (Reg. TM) VIP Overseas Portfolio                             0.00%           1.10%           0.00%       1.10%
FTVIPT Franklin Income Securities Fund                                0.00%           0.72%           0.00%       0.72%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                  0.00%           1.05%           0.00%       1.05%
FTVIPT Mutual Shares Securities Fund                                  0.00%           0.96%           0.00%       0.96%
FTVIPT Templeton Global Bond Securities Fund                          0.00%           0.80%           0.00%       0.80%
Goldman Sachs VIT Large Cap Value Fund                                0.00%           1.03%           0.00%       1.03%
Lord Abbett Fundamental Equity Portfolio(4)                           0.00%           1.19%          -0.04%       1.15%
LVIP Baron Growth Opportunities Fund(5)                               0.00%           1.33%          -0.04%       1.29%
LVIP BlackRock Emerging Markets RPM Fund(6)                           0.07%           1.32%          -0.20%       1.12%
LVIP BlackRock Equity Dividend RPM Fund(7)                            0.00%           1.08%          -0.07%       1.01%
LVIP BlackRock Inflation Protected Bond Fund(8)                       0.03%           0.79%           0.00%       0.79%
LVIP Capital Growth Fund                                              0.00%           1.03%           0.00%       1.03%
LVIP Clarion Global Real Estate Fund(9)                               0.00%           1.32%          -0.23%       1.09%
LVIP Columbia Small-Mid Cap Growth RPM Fund(10)                       0.00%           1.27%          -0.07%       1.20%
LVIP Delaware Bond Fund                                               0.00%           0.73%           0.00%       0.73%
LVIP Delaware Diversified Floating Rate Fund                          0.00%           0.94%           0.00%       0.94%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(11)     0.03%           1.19%          -0.18%       1.01%
LVIP Delaware Growth and Income Fund                                  0.00%           0.76%           0.00%       0.76%
LVIP Delaware Social Awareness Fund                                   0.00%           0.82%           0.00%       0.82%
LVIP Delaware Special Opportunities Fund                              0.00%           0.82%           0.00%       0.82%
LVIP Dimensional Non-U.S. Equity RPM Fund(12)                         0.46%           1.21%          -0.15%       1.06%

                                                                                                      Other
                                                                 Management         12b-1 Fees        Expenses
                                                                 Fees (before       (before any       (before any
                                                                 any waivers/       waivers/          waivers/
                                                                 reimburse-         reimburse-        reimburse-
                                                                 ments)         +   ments)        +   ments)        +
LVIP Dimensional U.S. Equity RPM Fund(12)                            0.25%             0.25%             0.14%
LVIP Dimensional/Vanguard Total Bond Fund(13)                        0.25%             0.25%             0.10%
LVIP Global Income Fund(14)                                          0.65%             0.25%             0.11%
LVIP JPMorgan High Yield Fund                                        0.65%             0.25%             0.10%
LVIP JPMorgan Mid Cap Value RPM Fund(15)                             1.05%             0.25%             0.17%
LVIP MFS International Growth Fund(16)                               0.91%             0.25%             0.15%
LVIP MFS Value Fund                                                  0.63%             0.25%             0.06%
LVIP Mid-Cap Value Fund(17)                                          0.92%             0.25%             0.13%
LVIP Mondrian International Value Fund                               0.75%             0.25%             0.08%
LVIP Money Market Fund                                               0.37%             0.25%             0.06%
LVIP Protected Profile 2010 Fund(18)                                 0.25%             0.25%             0.29%
LVIP Protected Profile 2020 Fund(18)                                 0.25%             0.25%             0.11%
LVIP Protected Profile 2030 Fund(18)                                 0.25%             0.25%             0.11%
LVIP Protected Profile 2040 Fund(18)                                 0.25%             0.25%             0.15%
LVIP Protected Profile Conservative Fund(19)                         0.25%             0.25%             0.04%
LVIP Protected Profile Growth Fund(19)                               0.25%             0.25%             0.02%
LVIP Protected Profile Moderate Fund(19)                             0.25%             0.25%             0.02%
LVIP SSgA Bond Index Fund(20)                                        0.40%             0.25%             0.09%
LVIP SSgA Conservative Index Allocation Fund(21)                     0.25%             0.25%             0.18%
LVIP SSgA Conservative Structured Allocation Fund(21)                0.25%             0.25%             0.06%
LVIP SSgA Developed International 150 Fund(22)                       0.75%             0.25%             0.10%
LVIP SSgA Emerging Markets 100 Fund(23)                              1.09%             0.25%             0.16%
LVIP SSgA Global Tactical Allocation RPM Fund(24)                    0.25%             0.25%             0.05%
LVIP SSgA International Index Fund(25)                               0.40%             0.25%             0.14%
LVIP SSgA Large Cap 100 Fund(26)                                     0.52%             0.25%             0.06%
LVIP SSgA Moderate Index Allocation Fund(27)                         0.25%             0.25%             0.09%
LVIP SSgA Moderate Structured Allocation Fund(28)                    0.25%             0.25%             0.04%
LVIP SSgA Moderately Aggressive Index Allocation Fund(29)            0.25%             0.25%             0.09%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(30)       0.25%             0.25%             0.04%
LVIP SSgA S&P 500 Index Fund                                         0.19%             0.25%             0.06%
LVIP SSgA Small-Cap Index Fund                                       0.32%             0.25%             0.09%
LVIP SSgA Small-Mid Cap 200 Fund(31)                                 0.69%             0.25%             0.08%
LVIP T. Rowe Price Growth Stock Fund                                 0.72%             0.25%             0.08%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                    0.73%             0.25%             0.09%
LVIP Templeton Growth RPM Fund                                       0.73%             0.25%             0.10%
LVIP UBS Large Cap Growth RPM Fund(32)                               0.75%             0.25%             0.09%
LVIP Vanguard Domestic Equity ETF Fund(33)                           0.25%             0.25%             0.14%
LVIP Vanguard International Equity ETF Fund(34)                      0.25%             0.25%             0.21%
MFS (Reg. TM) VIT Growth Series                                      0.75%             0.25%             0.07%
MFS (Reg. TM) VIT Total Return Series(35)                            0.75%             0.25%             0.05%
MFS (Reg. TM) VIT Utilities Series                                   0.74%             0.25%             0.08%
Morgan Stanley UIF Growth Portfolio(36)                              0.50%             0.35%             0.38%
Oppenheimer Global Fund/VA Service Shares                            0.63%             0.25%             0.13%



                                                                                                            Total
                                                                                Total         Total         Expenses
                                                                                Expenses      Contractual   (after
                                                                 Acquired       (before any   waivers/      Contractual
                                                                 Fund           waivers/      reimburse-    waivers/
                                                                 Fees and       reimburse-    ments         reimburse-
                                                                 Expenses   =   ments)        (if any)      ments)
LVIP Dimensional U.S. Equity RPM Fund(12)                          0.25%           0.89%          -0.04%         0.85%
LVIP Dimensional/Vanguard Total Bond Fund(13)                      0.17%           0.77%          -0.05%         0.72%
LVIP Global Income Fund(14)                                        0.00%           1.01%          -0.05%         0.96%
LVIP JPMorgan High Yield Fund                                      0.00%           1.00%           0.00%         1.00%
LVIP JPMorgan Mid Cap Value RPM Fund(15)                           0.00%           1.47%          -0.09%         1.38%
LVIP MFS International Growth Fund(16)                             0.00%           1.31%          -0.10%         1.21%
LVIP MFS Value Fund                                                0.00%           0.94%           0.00%         0.94%
LVIP Mid-Cap Value Fund(17)                                        0.00%           1.30%          -0.01%         1.29%
LVIP Mondrian International Value Fund                             0.00%           1.08%           0.00%         1.08%
LVIP Money Market Fund                                             0.00%           0.68%           0.00%         0.68%
LVIP Protected Profile 2010 Fund(18)                               0.42%           1.21%          -0.24%         0.97%
LVIP Protected Profile 2020 Fund(18)                               0.44%           1.05%          -0.06%         0.99%
LVIP Protected Profile 2030 Fund(18)                               0.46%           1.07%          -0.06%         1.01%
LVIP Protected Profile 2040 Fund(18)                               0.48%           1.13%          -0.10%         1.03%
LVIP Protected Profile Conservative Fund(19)                       0.48%           1.02%           0.00%         1.02%
LVIP Protected Profile Growth Fund(19)                             0.50%           1.02%           0.00%         1.02%
LVIP Protected Profile Moderate Fund(19)                           0.52%           1.04%           0.00%         1.04%
LVIP SSgA Bond Index Fund(20)                                      0.00%           0.74%          -0.11%         0.63%
LVIP SSgA Conservative Index Allocation Fund(21)                   0.36%           1.04%          -0.23%         0.81%
LVIP SSgA Conservative Structured Allocation Fund(21)              0.37%           0.93%          -0.11%         0.82%
LVIP SSgA Developed International 150 Fund(22)                     0.00%           1.10%          -0.41%         0.69%
LVIP SSgA Emerging Markets 100 Fund(23)                            0.00%           1.50%          -0.74%         0.76%
LVIP SSgA Global Tactical Allocation RPM Fund(24)                  0.32%           0.87%           0.00%         0.87%
LVIP SSgA International Index Fund(25)                             0.00%           0.79%          -0.04%         0.75%
LVIP SSgA Large Cap 100 Fund(26)                                   0.00%           0.83%          -0.20%         0.63%
LVIP SSgA Moderate Index Allocation Fund(27)                       0.36%           0.95%          -0.14%         0.81%
LVIP SSgA Moderate Structured Allocation Fund(28)                  0.37%           0.91%          -0.10%         0.81%
LVIP SSgA Moderately Aggressive Index Allocation Fund(29)          0.34%           0.93%          -0.14%         0.79%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(30)     0.39%           0.93%          -0.10%         0.83%
LVIP SSgA S&P 500 Index Fund                                       0.00%           0.50%           0.00%         0.50%
LVIP SSgA Small-Cap Index Fund                                     0.00%           0.66%           0.00%         0.66%
LVIP SSgA Small-Mid Cap 200 Fund(31)                               0.00%           1.02%          -0.32%         0.70%
LVIP T. Rowe Price Growth Stock Fund                               0.00%           1.05%           0.00%         1.05%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                  0.00%           1.07%           0.00%         1.07%
LVIP Templeton Growth RPM Fund                                     0.00%           1.08%           0.00%         1.08%
LVIP UBS Large Cap Growth RPM Fund(32)                             0.00%           1.09%          -0.11%         0.98%
LVIP Vanguard Domestic Equity ETF Fund(33)                         0.11%           0.75%          -0.09%         0.66%
LVIP Vanguard International Equity ETF Fund(34)                    0.19%           0.90%          -0.16%         0.74%
MFS (Reg. TM) VIT Growth Series                                    0.00%           1.07%           0.00%         1.07%
MFS (Reg. TM) VIT Total Return Series(35)                          0.00%           1.05%          -0.03%         1.02%
MFS (Reg. TM) VIT Utilities Series                                 0.00%           1.07%           0.00%         1.07%
Morgan Stanley UIF Growth Portfolio(36)                            0.00%           1.23%           0.00%         1.23%
Oppenheimer Global Fund/VA Service Shares                          0.00%           1.01%           0.00%         1.01%

                                                                                                      Other
                                                                 Management         12b-1 Fees        Expenses
                                                                 Fees (before       (before any       (before any
                                                                 any waivers/       waivers/          waivers/
                                                                 reimburse-         reimburse-        reimburse-
                                                                 ments)         +   ments)        +   ments)        +
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(37)       0.74%             0.25%             0.11%



                                                                                                            Total
                                                                                Total         Total         Expenses
                                                                                Expenses      Contractual   (after
                                                                 Acquired       (before any   waivers/      Contractual
                                                                 Fund           waivers/      reimburse-    waivers/
                                                                 Fees and       reimburse-    ments         reimburse-
                                                                 Expenses   =   ments)        (if any)      ments)
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(37)     0.14%           1.24%         -0.14%        1.10%


(1) Other Expenses have been restated to reflect current fees.


(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2013 to April 30, 2014.

(3) Effective October 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.28%). The agreement may be terminated with the consent of the fund's Board.

(4) For the period May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund's other expenses, to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Fund's Board of Directors.

(5) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(6) Other Expenses and AFFE are based on estimated amounts for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 1.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(7) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $250 million of average daily net assets of the fund; 0.10% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2014.

(8) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(9) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2014.

(10) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2014.

(11) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(12) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.60% of average daily net assets of the fund. This agreement will continue at least through April 30, 2014.

(13) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. This agreement will continue at least through April 30, 2014.

(14) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(15) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(16) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(17) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(18) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(19) The AFFE has been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(20) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2014.


(21) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(22) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(23) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(24) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(25) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2014.

(26) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(27) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(28) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(29) The AFFE has been restated to reflect the current expenses of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(30) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(31) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(32) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $100 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(33) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(34) Other Expenses have been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(35) MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2014.


(36) The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed (but including 12b-1 fee), will not exceed 1.10%. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.


(37) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2014 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.



Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES


The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,313       $2,419       $3,496       $5,821


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $613      $1,819       $2,996       $5,821



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,276       $2,350       $3,452       $6,085


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $576      $1,750       $2,952       $6,085



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.




Summary of Common Questions

What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM

Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, will have more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value, or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.


See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.


Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.


For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.


What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant under a Living Benefit rider. In addition, if you elect a Living Benefit rider, you may be subject to additional restrictions in terms of your ability to make Purchase Payments. For more information about these restrictions and limitations, please see The Contracts
- Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract .

What are Living Benefit riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0) an income benefit rider (Lincoln Lifetime IncomeSM Advantage) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE (Reg. TM) Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access

Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher initial Guaranteed Income Benefit percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for sale as of October 1, 2012. Please check with your registered representative for availability.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.




Investment Results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.




Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.


Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)

On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.

Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account

You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.



Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds


Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


We currently anticipate closing and replacing the following funds on or about May 17, 2013:
 o AllianceBernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o AllianceBernstein VPS International Value Portfolio with LVIP Mondrian International Value Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o Fidelity VIP Overseas Portfolio with LVIP SSgA International Index Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund with LVIP SSgA Small-Cap Index Fund
 o MFS (Reg. TM) VIT Total Return Series with LVIP SSgA Moderate Structured Allocation Fund



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.



American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.

     This fund is not available in contracts issued on or after November 15, 2010.



American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company


  o Global Growth Fund: Long-term growth of capital.


  o Global Small Capitalization Fund: Long-term capital growth.

  o Growth Fund: Capital growth.


  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.


  o Emerging Markets Series: Long-term capital appreciation.


  o High Yield Series: Total return and, as a secondary objective, high current income.

     This fund is not available in contracts issued on or after November 15, 2010.


  o Limited-Term Diversified Income Series: Maximum total return, consistent with reasonable risk.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.


  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.

DWS Variable Series II, advised by Deutsche Investment Management Americas Inc.
    and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.


  o Growth Portfolio: To achieve capital appreciation.


  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund: To maximize income while maintaining prospects for capital appreciation.


  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth. This fund is not available in contracts issued on or after May 23, 2011.


  o Mutual Shares Securities Fund: Capital appreciation; income is a secondary consideration.

  o Templeton Global Bond Securities Fund: High current income consistent with preservation of capital; capital appreciation is a secondary objective. This fund is not available in contracts issued on or after June 30, 2009.



Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
    Management, L.P.

  o Goldman Sachs VIT Large Cap Value Fund: Long-term capital appreciation


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund: To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

  o LVIP BlackRock Equity Dividend RPM Fund: Reasonable income by investing primarily in income-producing equity securities.
     (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP Wells Fargo Intrinsic Value Fund)

  o LVIP BlackRock Inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Sub-advised by Wellington Management)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund: Long-term capital appreciation.
     (Sub-advised by Columbia Management Investment Advisors, LLC) (formerly LVIP Turner Mid-Cap Growth Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.

     (Sub-advised by Delaware Management Company)*

     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

     This fund is not available in contracts issued on or after May 23, 2011.


  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional Non-U.S. Equity Fund)

  o LVIP Dimensional U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional U.S. Equity Fund)

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with the preservation of capital.


  o LVIP Global Income Fund: Current income consistent with preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan High Yield Fund: A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)
     (formerly LVIP J.P. Morgan High Yield Fund)

  o LVIP JPMorgan Mid Cap Value RPM Fund: Long-term capital appreciation. (Sub-advised by J.P. Morgan Investment Management, Inc.)
     (formerly LVIP Columbia Value Opportunities Funds)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS Value Fund: Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Sub-advised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund: To maximize long-term capital appreciation; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Fund Management, Inc.)
     (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: To maximize long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Index Allocation Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index*, which emphasizes stocks of small U.S. companies.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Mid Cap 200 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term capital growth. (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund: Long-term capital growth.
     (Sub-advised by Templeton Investment Counsel, LLC)
     (formerly LVIP Templeton Growth Fund)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
     (Sub-advised by UBS Global Asset Management (Americas) Inc.)
     (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Vanguard Domestic Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2020 Fund: Tot The highest total return over time with an increased emphasis on capital preservation as the target date approaches s; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds



Lord Abbett Series Fund, Inc., advised by Lord, Abbett & Co. LLC


  o Lord Abbett Fundamental Equity Portfolio: Long-term growth of capital and income without excessive fluctuations in market value.

     This fund is not available in contracts issued on or after October 31, 2011.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.

  o Utilities Series: Total return.


Oppenheimer Variable Account Funds, advised by Oppenheimer Funds, Inc.


  o Oppenheimer Global Fund/VA: Capital appreciation.
     (formerly Oppenheimer Global Securities Fund/VA)

     This fund is not available in contracts issued on or after October 31, 2011.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


The Universal Institutional Funds, Inc., advised by Morgan Stanley Investment
    Management Inc.


  o Morgan Stanley UIF Growth Portfolio: Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

     This fund is not available in contracts issued on or after October 31, 2011.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.


When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.


The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.



Reinvestment of Dividends and Capital Gain Distributions


All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.



Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:

 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;

 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.


We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;

 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);

 o maintaining records;

 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and

 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or guaranteed withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;

 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA



For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:





                                                         With Enhanced         Guarantee of
                                                       Guaranteed Minimum    Principal Death   Account Value
                                                     Death Benefit (EGMDB)    Benefit (GOP)    Death Benefit
                                                    ----------------------- ----------------- --------------
      Mortality and expense risk charge............         1.45%                1.20%            1.15%
      Administrative charge........................         0.10%                0.10%            0.10%
                                                             ----                 ----             ----
      Total annual charge for each subaccount......         1.55%                1.30%            1.25%


Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1, 2012, your first contract anniversary would be on January 1, 2013, your second contract anniversary would be on January 1, 2014, and so forth.





                                                                Number of contract anniversaries since
                                                                     Purchase Payment was invested
                                                             ---------------------------------------------
                                                               0     1     2     3     4     5     6    7+
                                                             ----- ----- ----- ----- ----- ----- ----- ---
      Surrender charge as a percentage of the surrendered or
       withdrawn Purchase Payments.......................... 7 %   7 %   6 %   6 %   5 %   4 %   3 %    0


A surrender charge does not apply to:

 o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 10% of the current Contract Value or 10% of the total Purchase Payments (15% for contracts purchased prior to November 15, 2010) (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
 o Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
 o A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner and has existed continuously for 12 months;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;


For purposes of calculating the surrender charge on withdrawals, we assume that:


1. The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then

  o from earnings until exhausted.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  o from earnings until exhausted; then

  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.



Account Fee


During the accumulation period, we will deduct an account fee of $30 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary.



Transfer Fee


We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.



Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within

30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.


The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) . For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.


Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.


As of December 31, 2010, this rider is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:


1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1
   Year Automatic Step-up) (the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.


Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


This rider is no longer available for sale as of October 1, 2012.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg.
TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. i4LIFE (Reg. TM) Advantage will become effective as of the next Valuation Date after we receive a completed election form in Good Order at our Servicing Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.35% (2.20% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.80% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).


The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 .. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 , the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 for a description of the Income Base. The total annual Subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 .

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.






1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0) (charge is assessed against the Income Base since it is
 larger than the Account Value)...........................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,066
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.





1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...............  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .


If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)

Continuing the above example:




1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63


The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE (Reg. TM) Account Value Death Benefit; 2.35% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.60% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.


On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.45% for the i4LIFE (Reg. TM) Advantage EGMDB.


Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within

30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%. Currently, there is no premium tax levied for New York residents.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.

Who Can Invest


To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant under a Living Benefit rider. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, no additional Purchase Payments can be made. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.



Valuation Date


Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

Allocation of Purchase Payments


Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Servicing Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units


Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a Contract Year. Transfers are limited to twelve (12) (within and/or between the variable and fixed Subaccounts) per Contract Year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the end of the Valuation Date (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:

 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.


Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustments.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.



Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Servicing Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.



Market Timing


Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.


These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.

Ownership


The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefits or Living Benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant [unless you are a tax-exempt entity, then you can name two joint Annuitants]. You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or Living Benefits. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.



Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models


The asset allocation models discussed below are no longer available.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.


Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.


In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


Your registered representative will have more information on the specific investments of each model.


Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.





                                               % of Contract Value
                                              --------------------
      FTVIPT Franklin Income Securities......         34%
      FTVIPT Mutual Shares Securities........         33%
      LVIP Templeton Growth Fund.............         33%


Death Benefit


The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.





 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner




* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.



** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.


Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o The current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

General Death Benefit Information


Only one of these Death Benefit elections may be in effect at any one time. This election terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a Death Benefit) or if you elect an annuitization option.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the date the surviving spouse elects to continue will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements


If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements will apply to your contract. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall contract values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

Prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime Income (Reg. TM) Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected Living Benefit Riders (except for Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage) between January 20, 2009 and June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.

You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.



At this time, the subaccount groups are as follows:





                                                                          Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other Subaccounts except as described below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series

                                                                          Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund



To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or Account Value under i4LIFE (Reg. TM) Advantage among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value or Account Value under i4LIFE (Reg. TM) Advantage to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The DWS Alternative Asset Allocation VIP Portfolio, the PIMCO VIT CommodityRealReturn (Reg. TM) Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP (Reg. TM) REIT Series, the LVIP BlackRock Emerging Markets RPM Fund, the Delaware VIP (Reg. TM) Emerging Markets Series, and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o FTVIPT Franklin Income Securities Fund
o FTVIPT Templeton Global Bond Securities Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Conservative Index Allocation Fund

o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above.

On or after June 30, 2009. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for Protected Funds Riders section below. If you elect any other Living Benefit rider since June 30, 2009, you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

Investment Requirements for Protected Funds Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.






                                                                                  Group 2
                                                                                  Investments cannot exceed 70% of Contract
                                                                                  Value or Account Value (if
Group 1                                                                           i4LIFE (Reg. TM) Advantage with Guaranteed
Investments must be at least 30% of Contract Value or Account Value (if           Income Benefit Protected Funds is in
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in   effect)
effect)                                                                                                             ------------
--------------------------------------------------------------------------------- ----------------------------------
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series                     LVIP BlackRock Equity Dividend RPM Fund
Delaware VIP (Reg. TM) Diversified Income Series                                  LVIP Columbia Small-Mid Cap Growth RPM Fund
LVIP BlackRock Inflation Protected Bond Fund                                      LVIP Dimensional Non-U.S. Equity RPM Fund
LVIP Delaware Bond Fund                                                           LVIP Dimensional U.S. Equity RPM Fund
LVIP Delaware Diversified Floating Rate Fund                                      LVIP JPMorgan Mid Cap Value RPM Fund
LVIP Dimensional / Vanguard Total Bond Fund                                       LVIP Protected Profile Conservative Fund
LVIP SSgA Bond Index Fund                                                         LVIP Protected Profile Growth Fund
                                                                                  LVIP Protected Profile Moderate Fund
                                                                                  LVIP SSgA Global Tactical Allocation RPM Fund
                                                                                  LVIP Templeton Growth RPM Fund
                                                                                  LVIP UBS Large Cap Growth RPM Fund







Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in effect)
--------------------------------------------------------------------------------
LVIP BlackRock Emerging Markets RPM Fund



As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or Account Value to or among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions*. Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.

o  Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o  Delaware VIP (Reg. TM) Diversified Income Series*
o  LVIP BlackRock Inflation Protected Bond Fund*
o  LVIP Delaware Bond Fund*
o  LVIP Delaware Diversified Floating Rate Fund*
o  LVIP Dimensional / Vanguard Total Bond Fund*

o  LVIP Protected Profile Conservative Fund
o  LVIP Protected Profile Growth Fund
o  LVIP Protected Profile Moderate Fund
o  LVIP SSgA Bond Index Fund*
o  LVIP SSgA Global Tactical Allocation RPM Fund

Investment Requirements for other Living Benefit Riders. If you elect a Living Benefit rider other than Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.






                                                                              Group 2
                                                                              Investments cannot exceed 70% of Contract Value
Group 1                                                                       or Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if       i4LIFE (Reg. TM)Advantage with the Guaranteed
i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect)   Income Benefit is in effect) -----------------
----------------------------------------------------------------------------- -----------------------------
American Century VP Inflation Protection Fund                                 All other funds except as described below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund

Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect)
-----------------------------------------------------------------------------
AllianceBernstein VPS Global Thematic Growth Portfolio
Delaware VIP (Reg. TM) Emerging Markets Series
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS (Reg. TM) VIT Utilities Series



To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below, as an alternative. If you allocate less than 100% of Contract Value or Account Value under i4LIFE (Reg. TM) Advantage to or among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund*
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series*
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o FTVIPT Templeton Global Bond Securities Fund*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*
o LVIP Global Income Fund*
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund

o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models will not be available for contracts purchased on or after November 15, 2010.



Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

Lincoln Lifetime IncomeSM Advantage 2.0


Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:

 o Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the Contractowner's age 80 on qualified contracts and up to the Contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);

 o Lifetime income is available through i4LIFE (Reg. TM) Advantage or Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;

 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.


All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.


Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0, the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.


This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the contractowner's age 80 for qualified contracts and up to the contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012 and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who own their riders through the 5th Benefit Year anniversary must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.


Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. For nonqualified contracts, the Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage. You must wait at least 12 months after terminating your Living Benefit rider or any other Living Benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg.
TM) Advantage for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing Contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements over and above those for Lincoln Lifetime IncomeSM Advantage 2.0, as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available for either option except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5%

Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.



The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals ):


Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.


You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):




                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year Anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year Anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year Anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year Anniversary........  $64,000         $62,512         $64,000        Yes


On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.


Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%




Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%



*If joint life option is in effect, the younger of you and your spouse's age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after May
                    21, 2012 but prior to December 3, 2012:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                           Lincoln Lifetime IncomeSM Advantage 2.0






                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%




Guaranteed Annual Income Percentages by Ages for rider elections prior to May
                                   21, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%




If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:





    Contract value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200



Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.


5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).


When an Excess Withdrawal occurs:


   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and


   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).


We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:

Contract Value = $60,000

Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):

The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)

Income Base = $85,000


The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:


Contract Value = $43,000

Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)


In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;


     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or the age 95 (nonqualified contracts) and have not elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who own their riders through the 5th Benefit Year anniversary have until age 85 (qualified contracts) or age 99 (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit or the EGMDB. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;

 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

 o upon surrender of the contract;
 o upon termination of the underlying annuity contract;

 o for qualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
   4) or the Guaranteed Annual Income Amount Annuity Payout Option; or
 o for nonqualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) or the Guaranteed Annual Income Amount Annuity Payout Option.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If the decision to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is made because it is the last day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the

     Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase as of December 31, 2010.


This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.


By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE (Reg. TM) Advantage option.) Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:

    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge


Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant is under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:


Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or when the Contractowner/Annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.


The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.


If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a. the Contractowner/Annuitant is still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):





                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.


An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:


     1) an Excess Withdrawal (defined below) has occurred; or


   2) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).


For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).


This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.


The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:


Initial Purchase Payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.


The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.


Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).


5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments):





                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200


The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.


Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;


     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:


   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.


   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):


The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:


Contract Value = $55,000
Guaranteed Amount = $80,000


The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)

Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.


The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon your death. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Contractowner/Annuitant, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the Contractowner/Annuitant (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);

 o if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
 o upon the death of the Contractowner/Annuitant;

 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any other Living Benefit rider or any other Living Benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.


i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.


Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.


Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts-Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000


Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:


     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:


     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.


   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment . If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.


If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.


Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):

                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000



Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.


Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.


If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:


     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:

  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or

   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or

  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650


The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).


The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.


Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:


     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the Contractowner (and spouse if applicable) is age 65;

 b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and


     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.


Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.


The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;

 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;

 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a written request to our Servicing Office. When you elect i4LIFE (Reg.
TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began . See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.


Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective , less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.


If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.


The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value , less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life, if applicable;

 o the length of the Access Period selected;
 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the

Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.


Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.


For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life (if living);

 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.



i4LIFE (Reg. TM) Advantage Death Benefits


i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:

  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the Death Benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:






    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000


     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.


i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:

 o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
 o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by purchase payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income
   Payments and withdrawals reduce the Contract Value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:


     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.



Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) or Lincoln Lifetime IncomeSM Advantage 2.0 (income benefit rider) prior to electing i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage

Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg.
TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2 and version 3) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect these versions. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM
Advantage 2.0 Protected Funds on or after May 20,
                                    2013.





              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%



* Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers


     of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.





              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%



* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds between May 21, 2012 and May 19, 2013.






 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime
        IncomeSM Advantage 2.0 between May 21, 2012 and May 19, 2013.





 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime
                IncomeSM Advantage 2.0 prior to May 21, 2012.





 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.



If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed

Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190



The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.






8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  3,500
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500



The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.


Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If the Contractowner drops Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) on the last day the Contractowner is eligible to purchase i4LIFE (Reg. TM) Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 90 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Beginning May 21, 2012, contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who wait until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.






           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012;

    age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds to calculate the Guaranteed Income Benefit as set forth below:





                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012




  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:

  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or

  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.


A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Contractowner must be under age 95 for nonqualified contracts and under age 80 for qualified contracts at the time this rider is elected.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:

        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.


Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.


For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge. This rider is no longer available for sale as of October 1, 2012.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.


Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.


Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.



Example:




        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)


Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.



Example:





        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)



Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.



Example:

   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000


Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next Valuation Date following approval by us.



4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:





    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.


When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.


If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;

 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:

 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Annuity Payouts


When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.



Annuity Options


The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.



General Information


Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity Payouts may not commence within twelve months after the effective date of the contract. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts


Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;

 o The annuity tables contained in the contract;
 o The annuity option selected; and

 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then


2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract


Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.


ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.



Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.


You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:

 o Fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.


Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different Guaranteed Period account or to a variable subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.

 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.

 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.


In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.



The Interest Adjustment is calculated by multiplying the transaction amount by:



  (1+A)n
---------
          -1
  (1+B)n




where:
A   =
B   =
n   =



whe
A   yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.
B   yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
n   The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
    Straight-Line interpolation is used for periods to maturity not quoted.



See the SAI for examples of the application of the Interest Adjustment.



Small Contract Surrenders

We may surrender your contract, in accordance with New York law if:

 o your Contract Value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for three (3) full, consecutive Contract Years; and

 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or

 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. While this contract is only sold by a limited number of broker-dealers, we do make payments to other broker-dealers for the sale of other contracts. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.


Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.

 o Your right to choose particular investments for a contract must be limited.

 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.



Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;

 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."



Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.

Loss Of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.



Age At Which Annuity Payouts Begin


The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.



Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.



Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments


The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.



Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.


Death prior to the Annuity Commencement Date:

 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.


Death after the Annuity Commencement Date:

 o If Death Benefits are received in accordance with the existing annuity payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the annuity payout prior to the death of the Contractowner.
 o If death benefits are received in accordance with the existing annuity payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the death benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All annuity payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:

 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,

 o a Beneficiary receives on or after your death, or

 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and Assignments


Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.



Gifting A Contract


If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.



Charges for Additional Benefits


Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.



Types of Qualified Contracts and Terms of Contracts


Qualified retirement plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)

 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)



Discontinuance of Use with Qualified Retirement Plans

Beginning September 24, 2007, our individual variable annuity products are no longer available for purchase under a 403(b) plan. Beginning July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts


The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.



Tax Treatment of Payments


The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.




Required Minimum Distributions


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs


Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.



Federal Income Tax Withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.


Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable surrender charges will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


IRA purchasers will receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.



State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

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Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.










                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (B Class)
               Lincoln New York Account N for Variable Annuities









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities Lincoln ChoicePlus AssuranceSM (B Class).


                                 (Please Print)


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City --------------------------------------------------- State ---------
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Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**





                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
ABVPSF Global Thematic Growth
2008  .      17.289     8.943         4         13.566     7.035         6         17.524     9.093         1*
2009  .       8.943    13.484         2          7.035    10.634        10          9.093    13.752         1*
2010  .      13.484    15.744         2         10.634    12.447        13         13.752    16.097         1*
2011  .      15.744    11.873         9         12.447     9.410        27         16.097    12.173         2
2012  .      11.873    13.238        10          9.410    10.518        29         12.173    13.613         6
---------    ------    ------        --         ------    ------        --         ------    ------         -
ABVPSF Growth and Income
2008  .      16.114     9.409        28         12.363     7.237        34         16.339     9.569         2
2009  .       9.409    11.150        30          7.237     8.597        46          9.569    11.373         1*
2010  .      11.150    12.384        37          8.597     9.572        49         11.373    12.670         1*
2011  .      12.384    12.933        37          9.572    10.022        47         12.670    13.272         1*
2012  .      12.933    14.930        35         10.022    11.599        43         13.272    15.367         1*
---------    ------    ------        --         ------    ------        --         ------    ------         -
ABVPSF International Value
2008  .      12.319     5.666        50         12.362     5.700        63         12.379     5.711        27
2009  .       5.666     7.496        58          5.700     7.560        65          5.711     7.578        23
2010  .       7.496     7.698        58          7.560     7.783        64          7.578     7.806        24
2011  .       7.698     6.106        66          7.783     6.189        72          7.806     6.210        20
2012  .       6.106     6.866        67          6.189     6.976        66          6.210     7.004        11
---------    ------    ------        --         ------    ------        --         ------    ------        --
ABVPSF Small/Mid Cap Value
2008  .      18.163    11.491        19         12.035     7.633        50         18.416    11.686         4
2009  .      11.491    16.140        27          7.633    10.748        56         11.686    16.464         8
2010  .      16.140    20.118        26         10.748    13.430        73         16.464    20.582         9
2011  .      20.118    18.100        30         13.430    12.114        81         20.582    18.574         5
2012  .      18.100    21.114        29         12.114    14.166        90         18.574    21.731         5
---------    ------    ------        --         ------    ------        --         ------    ------        --
American Century VP Inflation Protection
2008  .      11.226    10.877        59         10.728    10.420       222         11.348    11.028        10
2009  .      10.877    11.806        85         10.420    11.338       256         11.028    12.006         9
2010  .      11.806    12.217       103         11.338    11.762       327         12.006    12.461        14
2011  .      12.217    13.442        95         11.762    12.974       324         12.461    13.752        16
2012  .      13.442    14.213        92         12.974    13.753       303         13.752    14.584        16
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
American Funds Global Growth
2008  .      16.977    10.299        55         15.402     9.367       125         17.162    10.442        13
2009  .      10.299    14.430        56          9.367    13.157       137         10.442    14.675         8
2010  .      14.430    15.877        70         13.157    14.513       145         14.675    16.195         7
2011  .      15.877    14.244        82         14.513    13.052       141         16.195    14.572         5
2012  .      14.244    17.189        76         13.052    15.791       124         14.572    17.638         4
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
American Funds Global Small Capitalization
2008  .      30.324    13.877        21         17.660     8.102        91         30.746    14.113         5
2009  .      13.877    22.039        33          8.102    12.899       112         14.113    22.481         7
2010  .      22.039    26.564        25         12.899    15.587       131         22.481    27.178         6
2011  .      26.564    21.148        23         15.587    12.440       131         27.178    21.701         2
2012  .      21.148    24.608        19         12.440    14.511       118         21.701    25.328         2
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
American Funds Growth
2008  .      18.739    10.338       196         13.567     7.503       631         19.001    10.513        64
2009  .      10.338    14.190       214          7.503    10.325       726         10.513    14.475        68
2010  .      14.190    16.582       228         10.325    12.096       791         14.475    16.966        60
2011  .      16.582    15.629       210         12.096    11.429       705         16.966    16.038        44
2012  .      15.629    18.142       192         11.429    13.300       636         16.038    18.673        34
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
American Funds Growth-Income
2008  .      16.332     9.994       166         12.478     7.655       624         16.560    10.164        55
2009  .       9.994    12.915       183          7.655     9.917       671         10.164    13.174        51
2010  .      12.915    14.169       221          9.917    10.907       664         13.174    14.497        58
2011  .      14.169    13.696       226         10.907    10.569       636         14.497    14.055        42
2012  .      13.696    15.843       212         10.569    12.257       570         14.055    16.307        35
---------    ------    ------       ---         ------    ------       ---         ------    ------        --

                      with EGMDB                          with GOP                         Acct Value DB
          ---------------------------------- ---------------------------------- ------------------------------------
           Accumulation Unit                  Accumulation Unit                   Accumulation Unit
                 value                              value                               value
          --------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation  Beginning    End of    Accumulation
           of period   period      Units      of period   period      Units      of period    period       Units
          ----------- -------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                      (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds International
2008  .      25.683    14.635        77         16.759     9.574        320        26.041     14.884         15
2009  .      14.635    20.617        76          9.574    13.521        353        14.884     21.031         14
2010  .      20.617    21.769        87         13.521    14.312        415        21.031     22.272         14
2011  .      21.769    18.440        83         14.312    12.154        420        22.272     18.924          9
2012  .      18.440    21.408        72         12.154    14.146        377        18.924     22.035          6
---------    ------    ------        --         ------    ------        ---        ------     ------         --
BlackRock Global Allocation V.I.
2009  .      10.745    11.576         2         10.788    11.594         53        11.491     11.598          1*
2010  .      11.576    12.511        61         11.594    12.562        269        11.598     12.572          5
2011  .      12.511    11.870       176         12.562    11.948        735        12.572     11.964          6
2012  .      11.870    12.852       257         11.948    12.969      1,091        11.964     12.993         50
---------    ------    ------       ---         ------    ------      -----        ------     ------         --
Delaware VIP Diversified Income
2008  .      11.927    11.169        67         11.079    10.400        268        12.057     11.324          6
2009  .      11.169    13.928        88         10.400    13.002        336        11.324     14.165          7
2010  .      13.928    14.793       127         13.002    13.844        503        14.165     15.089         14
2011  .      14.793    15.462       149         13.844    14.506        666        15.089     15.819         23
2012  .      15.462    16.271       160         14.506    15.303        839        15.819     16.696         20
---------    ------    ------       ---         ------    ------      -----        ------     ------         --
Delaware VIP Emerging Markets
2008  .      20.503     9.754        43         20.636     9.841         83        20.662      9.859         13
2009  .       9.754    17.063        48          9.841    17.260        102         9.859     17.299         10
2010  .      17.063    19.860        55         17.260    20.139        145        17.299     20.195          9
2011  .      19.860    15.644        71         20.139    15.903        219        20.195     15.955         14
2012  .      15.644    17.588        70         15.903    17.925        253        15.955     17.992          7
---------    ------    ------       ---         ------    ------      -----        ------     ------         --
Delaware VIP High Yield
2008  .      14.111    10.500        29         11.497     8.576        120        14.308     10.679         10
2009  .      10.500    15.368        35          8.576    12.584        139        10.679     15.677          8
2010  .      15.368    17.389        52         12.584    14.274        176        15.677     17.791          9
2011  .      17.389    17.520        37         14.274    14.418        161        17.791     17.979         13
2012  .      17.520    20.245        32         14.418    16.702        131        17.979     20.838         12
---------    ------    ------       ---         ------    ------      -----        ------     ------         --
Delaware VIP Limited-Term Diversified Income
2008  .      10.466    10.238        14         10.534    10.330         15         N/A         N/A         N/A
2009  .      10.238    11.349        27         10.330    11.480         75        10.530     11.506         25
2010  .      11.349    11.655       113         11.480    11.819        188        11.506     11.851         29
2011  .      11.655    11.769       125         11.819    11.965        303        11.851     12.004         32
2012  .      11.769    11.880       144         11.965    12.108        419        12.004     12.154         36
---------    ------    ------       ---         ------    ------      -----        ------     ------        ---
Delaware VIP REIT
2008  .      18.231    11.616        22         11.537     7.370         37        18.485     11.814          5
2009  .      11.616    14.095        21          7.370     8.965         41        11.814     14.378          4
2010  .      14.095    17.572        23          8.965    11.204         63        14.378     17.978          4
2011  .      17.572    19.139        29         11.204    12.234        105        17.978     19.640          5
2012  .      19.139    21.974        31         12.234    14.081        128        19.640     22.618          6
---------    ------    ------       ---         ------    ------      -----        ------     ------        ---
Delaware VIP Small Cap Value
2008  .      17.664    12.162        32         11.349     7.834        107        17.910     12.369          1*
2009  .      12.162    15.755        34          7.834    10.173        108        12.369     16.071          1*
2010  .      15.755    20.464        36         10.173    13.247        186        16.071     20.937          1*
2011  .      20.464    19.829        38         13.247    12.868        282        20.937     20.348          3
2012  .      19.829    22.186        35         12.868    14.434        292        20.348     22.835          4
---------    ------    ------       ---         ------    ------      -----        ------     ------        ---
Delaware VIP Smid Cap Growth(2)
2008  .      16.584     8.677        13         13.007     6.823         11        16.816      8.825          2
2009  .       8.677    13.189        15          6.823    10.396         13         8.825     13.454          1*
2010  .      15.689    17.751        21         12.391    14.027         25        16.042     18.161          6
2011  .      17.751    18.859        17         14.027    14.940         47        18.161     19.353          8
2012  .      18.859    20.557        21         14.940    16.326         71        19.353     21.160         13
---------    ------    ------       ---         ------    ------      -----        ------     ------        ---
Delaware VIP U.S. Growth
2008  .      14.568     8.196         1*        11.652     6.572          7         N/A         N/A         N/A
2009  .       8.196    11.536         2          6.572     9.273          8         N/A         N/A         N/A
2010  .      11.536    12.897         3          9.273    10.393          7         N/A         N/A         N/A
2011  .      12.897    13.651         3         10.393    11.028         57         N/A         N/A         N/A
2012  .      13.651    15.586         5         11.028    12.622         35        14.292     16.042          4
---------    ------    ------       ---         ------    ------      -----        ------     ------        ---

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Delaware VIP Value
2008  .      16.481    10.779        27         12.139     7.960        50         16.710    10.962        13
2009  .      10.779    12.487        19          7.960     9.244        51         10.962    12.737        14
2010  .      12.487    14.179        20          9.244    10.522        42         12.737    14.507         8
2011  .      14.179    15.254        16         10.522    11.348        64         14.507    15.653         4
2012  .      15.254    17.188        18         11.348    12.819        72         15.653    17.690         5
---------    ------    ------        --         ------    ------        --         ------    ------        --
DWS Alternative Asset Allocation VIP
2009  .      11.030    11.490         1*        10.749    11.506         3         11.150    11.511         1*
2010  .      11.490    12.687         3         11.506    12.737        16         11.511    12.749         2
2011  .      12.687    12.103        12         12.737    12.181        35         12.749    12.198         2
2012  .      12.103    13.032        16         12.181    13.150        53         12.198    13.175         3
---------    ------    ------        --         ------    ------        --         ------    ------        --
Fidelity VIP Contrafund
2008  .      20.229    11.415        96         14.332     8.108       284         20.512    11.609        16
2009  .      11.415    15.226        82          8.108    10.841       323         11.609    15.531        15
2010  .      15.226    17.529        90         10.841    12.513       453         15.531    17.934        16
2011  .      17.529    16.779       113         12.513    12.007       541         17.934    17.218        15
2012  .      16.779    19.187       111         12.007    13.765       553         17.218    19.749        16
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
Fidelity VIP Growth
2008  .      16.962     8.800         3         13.992     7.277        23         17.198     8.949         3
2009  .       8.800    11.088         3          7.277     9.192        16          8.949    11.310         3
2010  .      11.088    13.522         3          9.192    11.238        24         11.310    13.835         3
2011  .      13.522    13.310        15         11.238    11.089        40         13.835    13.658         3
2012  .      13.310    14.993        21         11.089    12.523        69         13.658    15.431         7
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
Fidelity VIP Mid Cap
2008  .      14.543     8.648        81         14.637     8.725       156         14.656     8.741        18
2009  .       8.648    11.900        99          8.725    12.036       195          8.741    12.064        24
2010  .      11.900    15.064        87         12.036    15.276       270         12.064    15.318        17
2011  .      15.064    13.223       119         15.276    13.442       424         15.318    13.486        17
2012  .      13.223    14.915       127         13.442    15.200       494         13.486    15.258        16
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
Fidelity VIP Overseas
2008  .      24.745    13.654         8         16.125     8.920        29         25.092    13.886         1*
2009  .      13.654    16.969         8          8.920    11.113        31         13.886    17.310         1*
2010  .      16.969    18.851         9         11.113    12.377        32         17.310    19.288         2
2011  .      18.851    15.342        14         12.377    10.099        41         19.288    15.745         2
2012  .      15.342    18.185        14         10.099    12.000        41         15.745    18.719         1*
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
FTVIPT Franklin Income Securities
2008  .      11.471     7.945        61         11.518     7.997       235         11.527     8.008        11
2009  .       7.945    10.608        94          7.997    10.704       247          8.008    10.723        10
2010  .      10.608    11.768       126         10.704    11.905       298         10.723    11.932         9
2011  .      11.768    11.863       144         11.905    12.031       421         11.932    12.065        13
2012  .      11.863    13.159       143         12.031    13.378       482         12.065    13.423        22
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
FTVIPT Franklin Small-Mid Cap Growth Securities
2008  .      17.192     9.734        11         12.911     7.329        31         17.432     9.900         1*
2009  .       9.734    13.761        15          7.329    10.386        33          9.900    14.037         1*
2010  .      13.761    17.292        19         10.386    13.084        38         14.037    17.692         1*
2011  .      17.292    16.203        21         13.084    12.291        38         17.692    16.628         1*
2012  .      16.203    17.685        14         12.291    13.449        37         16.628    18.203         1*
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
FTVIPT Mutual Shares Securities
2008  .      11.488     7.114        29         11.533     7.159       172         11.544     7.170        22
2009  .       7.114     8.829        44          7.159     8.908       207          7.170     8.925        22
2010  .       8.829     9.666        56          8.908     9.777       320          8.925     9.801        23
2011  .       9.666     9.418        65          9.777     9.550       364          9.801     9.578        10
2012  .       9.418    10.594        61          9.550    10.769       367          9.578    10.807         8
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
FTVIPT Templeton Global Bond Securities
2008  .      11.988    12.537        62         12.066    12.649       119         12.081    12.672        11
2009  .      12.537    14.650        71         12.649    14.819       151         12.672    14.852        11
2010  .      14.650    16.509        79         14.819    16.741       148         14.852    16.787        12
2011  .      16.509    16.113        48         16.741    16.380       127         16.787    16.434        19
2012  .      16.113    18.256        34         16.380    18.605        91         16.434    18.675         7
---------    ------    ------       ---         ------    ------       ---         ------    ------        --

                       with EGMDB                           with GOP                         Acct Value DB
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation Unit                   Accumulation Unit                   Accumulation Unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning   End of   Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period   period      Units      of period    period       Units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                       (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Goldman Sachs VIT Large Cap Value
2008  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2009  .      11.482     12.054          1*        11.790    12.086          1*        N/A         N/A         N/A
2010  .      12.054     13.161          3         12.086    13.229          3         N/A         N/A         N/A
2011  .      13.161     12.017          5         13.229    12.109          8         N/A         N/A         N/A
2012  .      12.017     14.059          5         12.109    14.202          6         N/A         N/A         N/A
---------    ------     ------        ---         ------    ------       ----         --          --          ---
Lord Abbett Fundamental Equity
2008  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         15.701    14.803          1*        N/A         N/A         N/A
2012  .       N/A         N/A         N/A         14.803    16.157          1*        N/A         N/A         N/A
---------    ------     ------        ---         ------    ------       ----         --          --          ---
LVIP Baron Growth Opportunities
2008  .      10.817      6.482         18         10.860     6.524         23        10.869      6.533          2
2009  .       6.482      8.829         20          6.524     8.908         25         6.533      8.925          2
2010  .       8.829     10.987         21          8.908    11.113         40         8.925     11.140          3
2011  .      10.987     11.253         31         11.113    11.411         51        11.140     11.444          6
2012  .      11.253     13.101         29         11.411    13.319         65        11.444     13.364          7
---------    ------     ------        ---         ------    ------       ----        ------     ------        ---
LVIP BlackRock Emerging Markets Index RPM
2012  .      10.712     10.975          1*        10.452    10.984          5        10.223     10.986          1*
---------    ------     ------        ---         ------    ------       ----        ------     ------        ---
LVIP BlackRock Equity Dividend RPM
2008  .      11.736      7.109          6         11.812     7.173         15         N/A         N/A         N/A
2009  .       7.109      8.609          7          7.173     8.708          8         N/A         N/A         N/A
2010  .       8.609      9.972          7          8.708    10.112         12         N/A         N/A         N/A
2011  .       9.972      9.542         12         10.112     9.700         26         N/A         N/A         N/A
2012  .       9.542     10.964         13          9.700    11.173         48        10.940     11.214          1*
---------    ------     ------        ---         ------    ------       ----        ------     ------        ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.031     10.102          1*        10.314    10.118         20         N/A         N/A         N/A
2011  .      10.102     11.128         62         10.118    11.174        317        10.121     11.183          7
2012  .      11.128     11.641         91         11.174    11.718        692        11.183     11.733         19
---------    ------     ------        ---         ------    ------       ----        ------     ------        ---
LVIP Capital Growth
2008  .       5.871      6.143          1*        10.440     6.168          7        10.727      6.173          1*
2009  .       6.143      8.137          1*         6.168     8.190          9         6.173      8.202          1*
2010  .       8.137      9.507          3          8.190     9.594         17         8.202      9.612          1*
2011  .       9.507      8.495          7          9.594     8.595         18         9.612      8.615          1*
2012  .       8.495      9.935          8          8.595    10.076         22         8.615     10.106          1*
---------    ------     ------        ---         ------    ------       ----        ------     ------        ---
LVIP Clarion Global Real Estate
2008  .       8.223      4.682         18          8.236     4.701         73         8.238      4.704          8
2009  .       4.682      6.338         53          4.701     6.380         85         4.704      6.388         10
2010  .       6.338      7.343         45          6.380     7.409        100         6.388      7.423         10
2011  .       7.343      6.586         57          7.409     6.662        153         7.423      6.678          9
2012  .       6.586      8.066         57          6.662     8.180        176         6.678      8.203          3
---------    ------     ------        ---         ------    ------       ----        ------     ------        ---
LVIP Columbia Small-Mid Cap Growth RPM
2008  .      10.287      5.451          1*        10.969     5.475          7        10.972      5.479          1*
2009  .       5.451      7.947          2          5.475     8.001          6         5.479      8.011          1*
2010  .       7.947      9.932          6          8.001    10.025         10         8.011     10.043          1*
2011  .       9.932      9.014         20         10.025     9.121         27        10.043      9.141          1*
2012  .       9.014      9.427         22          9.121     9.562         46         9.141      9.589          1*
---------    ------     ------        ---         ------    ------       ----        ------     ------        ---
LVIP Delaware Bond
2008  .      11.127     10.599        101         10.596    10.118        343        10.610     10.137         50
2009  .      10.599     12.364        111         10.118    11.834        405        10.137     11.861         54
2010  .      12.364     13.162        174         11.834    12.629        664        11.861     12.665         51
2011  .      13.162     13.901        279         12.629    13.371        919        12.665     13.415         39
2012  .      13.901     14.540        332         13.371    14.021      1,325        13.415     14.075         39
---------    ------     ------        ---         ------    ------      -----        ------     ------        ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A         10.060    10.059         12         N/A         N/A         N/A
2011  .      10.043      9.841         28         10.059     9.881        148        10.062      9.889          4
2012  .       9.841     10.073         57          9.881    10.139        260         9.889     10.153         15
---------    ------     ------        ---         ------    ------      -----        ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Delaware Foundation Aggressive Allocation(1)
2008  .      15.601     10.232          7         12.517      8.230         63          N/A         N/A         N/A
2009  .      10.232     13.264          9          8.230     10.695         63         10.150     10.720          1*
2010  .      13.264     14.654          8         10.695     11.846         63         10.720     11.879          1*
2011  .      14.654     14.101          8         11.846     11.427         61         11.879     11.465          1*
2012  .      14.101     15.691          8         11.427     12.748         36         11.465     12.796          1*
---------    ------     ------          -         ------     ------         --         ------     ------        ---
LVIP Delaware Growth and Income
2008  .      11.928      7.517         11         12.005      7.584         18          N/A         N/A         N/A
2009  .       7.517      9.195         12          7.584      9.301         24          N/A         N/A         N/A
2010  .       9.195     10.189         18          9.301     10.332         23          N/A         N/A         N/A
2011  .      10.189     10.117         16         10.332     10.285         25          N/A         N/A         N/A
2012  .      10.117     11.447         14         10.285     11.666         19          N/A         N/A         N/A
---------    ------     ------         --         ------     ------         --         ------     ------        ---
LVIP Delaware Social Awareness
2008  .      16.666     10.726          2         12.095      7.803          7         12.110      7.817          1*
2009  .      10.726     13.681          2          7.803      9.978          4          7.817      9.997          1*
2010  .      13.681     14.976          2          9.978     10.950          2          9.997     10.976          1*
2011  .      14.976     14.788         15         10.950     10.840         34         10.976     10.872          1*
2012  .      14.788     16.728         14         10.840     12.292         34         10.872     12.334          1*
---------    ------     ------         --         ------     ------         --         ------     ------        ---
LVIP Delaware Special Opportunities
2008  .       8.647      5.686          1*         9.159      5.708          1*         9.162      5.713          6
2009  .       5.686      7.277         13          5.708      7.323          4          5.713      7.334         16
2010  .       7.277      9.328          7          7.323      9.410         17          7.334      9.429          8
2011  .       9.328      8.676         12          9.410      8.775         45          9.429      8.797          4
2012  .       8.676      9.784         24          8.775      9.921         59          8.797      9.950          8
---------    ------     ------         --         ------     ------         --         ------     ------        ---
LVIP Dimensional Non-U.S. Equity
2011  .       8.165      8.303          4         10.143      8.316         36          N/A         N/A         N/A
2012  .       8.303      9.685          3          8.316      9.725         86          8.910      9.733          1*
---------    ------     ------         --         ------     ------         --         ------     ------        ---
LVIP Dimensional U.S. Equity
2011  .       8.416      9.359         11         10.098      9.373         33          N/A         N/A         N/A
2012  .       9.359     10.792         10          9.373     10.836        130         10.115     10.845          3
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.044     10.347          4         10.009     10.363        132          N/A         N/A         N/A
2012  .      10.347     10.543         23         10.363     10.586        338         10.439     10.594         18
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
LVIP Global Income
2009  .      10.324     10.679          7         10.451     10.695         10          N/A         N/A         N/A
2010  .      10.679     11.505         37         10.695     11.551        108         10.698     11.560          2
2011  .      11.505     11.421        102         11.551     11.496        264         11.560     11.511          7
2012  .      11.421     12.081        132         11.496     12.190        315         11.511     12.213         12
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A         10.753     10.825          1*         N/A         N/A         N/A
2011  .      10.809     10.912         22         10.825     10.956        109         10.829     10.963          2
2012  .      10.912     12.316         27         10.956     12.397        216         10.963     12.411          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP JPMorgan Mid Cap Value RPM
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       5.179      7.433          6          7.144      7.482          1*         N/A         N/A         N/A
2010  .       7.433      9.109         13          7.482      9.191          3          N/A         N/A         N/A
2011  .       9.109      8.789         19          9.191      8.890          9          N/A         N/A         N/A
2012  .       8.789      9.819         16          8.890      9.957         29          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP MFS International Growth
2008  .      11.153      5.593          8         11.170      5.615         12          N/A         N/A         N/A
2009  .       5.593      7.462         15          5.615      7.511         15          N/A         N/A         N/A
2010  .       7.462      8.290         31          7.511      8.365         34          N/A         N/A         N/A
2011  .       8.290      7.338         41          8.365      7.423         38          8.380      7.440          1*
2012  .       7.338      8.605         41          7.423      8.727         72          7.440      8.751          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP MFS Value
2008  .       9.713      6.459          4          9.727      6.485         37          8.980      6.490         10
2009  .       6.459      7.674         15          6.485      7.724         49          6.490      7.734         10
2010  .       7.674      8.411         25          7.724      8.487         98          7.734      8.503         10
2011  .       8.411      8.253         57          8.487      8.348        169          8.503      8.367         11
2012  .       8.253      9.429         59          8.348      9.561        195          8.367      9.589         12
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Mid-Cap Value
2008  .       8.641      5.032         22          8.654      5.052          17         8.657      5.057          1*
2009  .       5.032      7.040         25          5.052      7.086          26         5.057      7.095          1*
2010  .       7.040      8.567         36          7.086      8.645          54         7.095      8.660          1*
2011  .       8.567      7.630         46          8.645      7.718          77         8.660      7.736          1*
2012  .       7.630      9.301         46          7.718      9.433         104         7.736      9.459          1*
---------     -----      -----         --          -----      -----         ---         -----      -----          -
LVIP Mondrian International Value
2008  .      24.116     15.004         19         15.625      9.745          50        15.645      9.763          4
2009  .      15.004     17.864         14          9.745     11.632          56         9.763     11.659          5
2010  .      17.864     17.979         14         11.632     11.736          55        11.659     11.769          5
2011  .      17.979     16.914         15         11.736     11.068          60        11.769     11.105          5
2012  .      16.914     18.208         14         11.068     11.945          52        11.105     11.991          5
---------    ------     ------         --         ------     ------         ---        ------     ------          -
LVIP Money Market
2008  .      10.523     10.577         98         10.752     10.835         265        10.766     10.855         16
2009  .      10.577     10.423        131         10.835     10.704         242        10.855     10.728         27
2010  .      10.423     10.267        110         10.704     10.570         262        10.728     10.600         14
2011  .      10.267     10.112        106         10.570     10.437         241        10.600     10.471          6
2012  .      10.112      9.959        113         10.437     10.305         594        10.471     10.344         41
---------    ------     ------        ---         ------     ------         ---        ------     ------         --
LVIP Protected Profile 2010
2008  .       N/A         N/A         N/A          9.838      7.834          31         N/A         N/A         N/A
2009  .       N/A         N/A         N/A          7.834      9.596          32         N/A         N/A         N/A
2010  .       N/A         N/A         N/A          9.596     10.532          22         N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.532     10.499          24         N/A         N/A         N/A
2012  .       N/A         N/A         N/A         10.499     11.221          22         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------         ---        ------     ------        ---
LVIP Protected Profile 2020
2008  .       N/A         N/A         N/A         10.102      7.417           1*        N/A         N/A         N/A
2009  .       N/A         N/A         N/A          7.417      9.177           6         8.530      9.188          2
2010  .       N/A         N/A         N/A          9.177     10.123           6         9.188     10.141          2
2011  .       N/A         N/A         N/A         10.123      9.987           1*        N/A         N/A         N/A
2012  .       N/A         N/A         N/A          9.987     10.657           1*        N/A         N/A         N/A
---------    ------     ------        ---         ------     ------         ---        ------     ------        ---
LVIP Protected Profile 2030
2008  .       9.731      7.066          6         10.409      7.094          30         N/A         N/A         N/A
2009  .       7.066      8.881          6          7.094      8.938          22         N/A         N/A         N/A
2010  .       8.881      9.816          6          8.938      9.904          20         N/A         N/A         N/A
2011  .       9.816      9.587          6          9.904      9.697          20         N/A         N/A         N/A
2012  .       9.587     10.159          6          9.697     10.302          10         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------         ---        ------     ------        ---
LVIP Protected Profile 2040
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ----        ------     ------        ---
LVIP Protected Profile Conservative
2008  .      11.660      9.340         32         11.735      9.423          54        11.750      9.440          9
2009  .       9.340     11.453         39          9.423     11.585          84         9.440     11.611          8
2010  .      11.453     12.431         20         11.585     12.605         144        11.611     12.640          9
2011  .      12.431     12.659         18         12.605     12.869         285        12.640     12.911          1*
2012  .      12.659     13.649         87         12.869     13.909       1,120        12.911     13.962         25
---------    ------     ------        ---         ------     ------       -----        ------     ------        ---
LVIP Protected Profile Growth
2008  .      12.880      8.423         85         12.963      8.498         362         N/A         N/A         N/A
2009  .       8.423     10.674         53          8.498     10.797         344        10.425     10.821         13
2010  .      10.674     11.816         66         10.797     11.982         349        10.821     12.015         13
2011  .      11.816     11.606         77         11.982     11.798         435        12.015     11.836         13
2012  .      11.606     12.442        475         11.798     12.679       2,441        11.836     12.727         98
---------    ------     ------        ---         ------     ------       -----        ------     ------        ---
LVIP Protected Profile Moderate
2008  .      12.372      8.916        152         12.452      8.996         611        12.468      9.012         23
2009  .       8.916     11.213        134          8.996     11.342         614         9.012     11.368         26
2010  .      11.213     12.330        153         11.342     12.503         622        11.368     12.538         27
2011  .      12.330     12.251        156         12.503     12.454         787        12.538     12.495         22
2012  .      12.251     13.187        477         12.454     13.439       2,671        12.495     13.490         49
---------    ------     ------        ---         ------     ------       -----        ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSgA Bond Index
2008  .      10.155     10.462         13         10.178     10.476          92        10.124     10.478          6
2009  .      10.462     10.740         56         10.476     10.781         342        10.478     10.789          8
2010  .      10.740     11.178        121         10.781     11.249         653        10.789     11.263         33
2011  .      11.178     11.791        159         11.249     11.896         662        11.263     11.917         40
2012  .      11.791     12.028        183         11.896     12.164         851        11.917     12.192         44
---------    ------     ------        ---         ------     ------         ---        ------     ------         --
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.443     10.534          4         10.454     10.571          39         N/A         N/A         N/A
2012  .       N/A         N/A         N/A         10.571     11.355          89        11.019     11.368          2
---------    ------     ------        ---         ------     ------        ----        ------     ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A         10.296     10.407           5         N/A         N/A         N/A
2011  .      10.396     10.496         14         10.407     10.534         241         N/A         N/A         N/A
2012  .      10.496     11.171         22         10.534     11.239         402         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ----        ------     ------        ---
LVIP SSgA Developed International 150
2008  .       9.435      6.262         12          9.038      6.270          19         8.792      6.272          1*
2009  .       6.262      8.898         23          6.270      8.932          58         6.272      8.939          1*
2010  .       8.898      9.375         41          8.932      9.434         101         8.939      9.446          5
2011  .       9.375      8.090         44          9.434      8.161         108         9.446      8.176          5
2012  .       8.090      9.030         54          8.161      9.133         147         8.176      9.153          5
---------    ------     ------        ---         ------     ------        ----        ------     ------        ---
LVIP SSgA Emerging Markets 100
2008  .       9.587      6.053         12          9.998      6.061          23         9.021      6.063          1*
2009  .       6.053     11.293         37          6.061     11.336          51         6.063     11.345          9
2010  .      11.293     14.172         39         11.336     14.261          78        11.345     14.279         10
2011  .      14.172     11.839         46         14.261     11.943         103        14.279     11.964          7
2012  .      11.839     13.101         48         11.943     13.249         151        11.964     13.279          6
---------    ------     ------        ---         ------     ------        ----        ------     ------        ---
LVIP SSgA Global Tactical Allocation RPM(3)
2008  .      13.590      7.946         14         13.677      8.017          39         N/A         N/A         N/A
2009  .       7.946     10.207         14          8.017     10.324          55         N/A         N/A         N/A
2010  .      10.207     10.902         17         10.324     11.055          41         N/A         N/A         N/A
2011  .      10.902     10.730         77         11.055     10.908         383         N/A         N/A         N/A
2012  .      10.730     11.715         84         10.908     11.938         705        11.435     11.983          7
---------    ------     ------        ---         ------     ------        ----        ------     ------        ---
LVIP SSgA International Index
2008  .       9.334      6.398         12          8.966      6.407          21         8.720      6.408          1*
2009  .       6.398      8.034         43          6.407      8.065          72         6.408      8.071          1*
2010  .       8.034      8.447         65          8.065      8.500         166         8.071      8.511          6
2011  .       8.447      7.270         84          8.500      7.334         202         8.511      7.347          9
2012  .       7.270      8.433         84          7.334      8.529         256         7.347      8.549         12
---------    ------     ------        ---         ------     ------        ----        ------     ------        ---
LVIP SSgA Large Cap 100
2008  .      10.008      6.975         16          9.994      6.984          31        10.077      6.986          2
2009  .       6.975      9.268         35          6.984      9.303         120         6.986      9.310          3
2010  .       9.268     10.850         68          9.303     10.919         205         9.310     10.932         16
2011  .      10.850     10.903         67         10.919     11.000         214        10.932     11.019         11
2012  .      10.903     12.019         70         11.000     12.155         222        11.019     12.183          8
---------    ------     ------        ---         ------     ------        ----        ------     ------        ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         10.582     10.668         39
2011  .      10.655     10.440         39         10.666     10.477         105         N/A         N/A         N/A
2012  .      10.440     11.455         32         10.477     11.524         220        11.135     11.538          1*
---------    ------     ------        ---         ------     ------        ----        ------     ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A         10.444     10.568          10         N/A         N/A         N/A
2011  .      10.557     10.399        118         10.568     10.436       1,166        10.570     10.443         75
2012  .      10.399     11.290        299         10.436     11.358       1,146        10.443     11.372         78
---------    ------     ------        ---         ------     ------       -----        ------     ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      10.759     10.793         12         10.696     10.804           6         N/A         N/A         N/A
2011  .      10.793     10.330         54         10.804     10.367         159         N/A         N/A         N/A
2012  .      10.330     11.450         51         10.367     11.520         286        11.064     11.534         15
---------    ------     ------        ---         ------     ------       -----        ------     ------        ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A         10.747     10.864          14         N/A         N/A         N/A
2011  .      10.852     10.472         93         10.864     10.509         395        10.866     10.517          9
2012  .      10.472     11.457         66         10.509     11.527         531        10.517     11.540          9
---------    ------     ------        ---         ------     ------       -----        ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSgA S&P 500 Index
2008  .      11.348      7.000         79         11.423      7.064        166         10.511      7.077         16
2009  .       7.000      8.670         92          7.064      8.771        253          7.077      8.791         18
2010  .       8.670      9.770        131          8.771      9.908        369          8.791      9.936         25
2011  .       9.770      9.773        142          9.908      9.936        414          9.936      9.969         26
2012  .       9.773     11.101        134          9.936     11.315        479          9.969     11.358         22
---------    ------     ------        ---         ------     ------        ---         ------     ------         --
LVIP SSgA Small-Cap Index
2008  .       9.150      5.934         38          9.164      5.958         65          8.452      5.963          5
2009  .       5.934      7.344         47          5.958      7.392         95          5.963      7.402          7
2010  .       7.344      9.102         60          7.392      9.185        119          7.402      9.202          9
2011  .       9.102      8.532         66          9.185      8.631        138          9.202      8.651         13
2012  .       8.532      9.712         61          8.631      9.849        147          8.651      9.877         12
---------    ------     ------        ---         ------     ------        ---         ------     ------         --
LVIP SSgA Small-Mid Cap 200
2008  .      10.616      7.225          6         10.755      7.235         12         10.747      7.237          1*
2009  .       7.225     10.763         13          7.235     10.804         31          7.237     10.813          1*
2010  .      10.763     13.505         19         10.804     13.590         45         10.813     13.608          2
2011  .      13.505     12.971         23         13.590     13.085         46         13.608     13.109          2
2012  .      12.971     14.501         29         13.085     14.666         54         13.109     14.700          2
---------    ------     ------        ---         ------     ------        ---         ------     ------         --
LVIP T. Rowe Price Growth Stock
2008  .       N/A         N/A         N/A          9.942      5.693          7          N/A         N/A         N/A
2009  .       7.840      7.968          1*         5.693      8.020          4          N/A         N/A         N/A
2010  .       7.968      9.135          9          8.020      9.218         18          N/A         N/A         N/A
2011  .       9.135      8.824         38          9.218      8.927         82          9.236      8.948          2
2012  .       8.824     10.254         44          8.927     10.399        117          8.948     10.429          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2008  .      17.771      9.988          9         13.236      7.458         11          N/A         N/A         N/A
2009  .       9.988     14.355         11          7.458     10.745         13          N/A         N/A         N/A
2010  .      14.355     18.100         13         10.745     13.583         22          N/A         N/A         N/A
2011  .      18.100     17.089         17         13.583     12.856         45         13.621     12.898          2
2012  .      17.089     19.520         20         12.856     14.722         59         12.898     14.778          9
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Templeton Growth RPM
2008  .       9.798      5.991          9          9.813      6.015         51          8.745      6.020          8
2009  .       5.991      7.539         15          6.015      7.588         61          6.020      7.599          7
2010  .       7.539      7.891         21          7.588      7.963         62          7.599      7.977          8
2011  .       7.891      7.510         36          7.963      7.597         84          7.977      7.615         11
2012  .       7.510      8.941         38          7.597      9.067        125          7.615      9.093          8
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP UBS Large Cap Growth RPM
2008  .      16.440      9.556          2         13.421      7.820          3         13.438      7.834          2
2009  .       9.556     13.000          2          7.820     10.666          3          7.834     10.691          2
2010  .      13.000     14.218          1*        10.666     11.694          5         10.691     11.727          2
2011  .      14.218     13.170          1*        11.694     10.859         10         11.727     10.895          2
2012  .      13.170     15.055          2         10.859     12.445         24         10.895     12.492          9
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Vanguard Domestic Equity ETF
2011  .       9.966      9.353          1*         9.899      9.368         36          N/A         N/A         N/A
2012  .       9.353     10.579         16          9.368     10.622        122         10.105     10.631          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Vanguard International Equity ETF
2011  .       9.848      8.345          4          9.852      8.358         18          N/A         N/A         N/A
2012  .       8.345      9.781          7          8.358      9.821         61          8.984      9.829          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
MFS VIT Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .      12.396     14.801          1*         8.292      8.583          1*         N/A         N/A         N/A
2010  .      14.801     16.763          3          8.583      9.744          1*         N/A         N/A         N/A
2011  .      16.763     16.413          3          9.744      9.565          4          N/A         N/A         N/A
2012  .      16.413     18.920          3          9.565     11.053          8         19.094     19.478          2
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
MFS VIT Total Return
2008  .      13.785     10.543         25         11.467      8.792        132         13.977     10.722          2
2009  .      10.543     12.221         27          8.792     10.217        162         10.722     12.466          2
2010  .      12.221     13.192         31         10.217     11.056        151         12.466     13.497          4
2011  .      13.192     13.195         42         11.056     11.086        140         13.497     13.541          2
2012  .      13.195     14.413         51         11.086     12.140        136         13.541     14.835          2
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
MFS VIT Utilities
2008  .   28.365      17.369         27        18.031    11.069         79        28.760    17.664          6
2009  .   17.369      22.723         31        11.069    14.517        104        17.664    23.178          6
2010  .   22.723      25.396         31        14.517    16.266        119        23.178    25.983          6
2011  .   25.396      26.632         32        16.266    17.100        154        25.983    27.330          5
2012  .   26.632      29.688         34        17.100    19.110        149        27.330    30.556          6
--------- ------      ------         --        ------    ------        ---        ------    ------          -
Morgan Stanley UIF Capital Growth
2008  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---        ------    ------        ---
Oppenheimer Global Securities
2008  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A        15.276    17.447          1*        N/A        N/A         N/A
2011  .   N/A           N/A         N/A        17.447    15.753          1*        N/A        N/A         N/A
2012  .   N/A           N/A         N/A        15.753    18.808          1*        N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---        ------    ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .   N/A           N/A         N/A        10.736    12.526          4         N/A        N/A         N/A
2010  .   12.507      15.301          1*       12.526    15.362         14         N/A        N/A         N/A
2011  .   15.301      13.929          1*       15.362    14.020         24        15.375    14.039          1*
2012  .   13.929      14.417        125        14.020    14.548         38        14.039    14.575          1*
--------- ------      ------        ---        ------    ------        ---        ------    ------        ---



* The numbers of accumulation units less than 500 were rounded up to one.

** This table reflects the accumulation unit values and the number of accumulation units for ChoicePlus Assurance B Share, ChoicePlus Assurance B Class and ChoicePlus Series B-Share.


(1) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(2) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(3) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.^

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus AssuranceSM (B Class)
Lincoln New York Account N for Variable Annuities
(Registrant)

Lincoln Life & Annuity Company of New York  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (B Class) prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2013. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (B Class) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
About the S&P 500 Index                         B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7


This SAI is not a prospectus.

The date of this SAI is May 1, 2013.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln New York Account N for Variable Annuities as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $11,044,907, $16,649,416 and $21,994,157 to LFN and Selling
Firms in 2010, 2011 and 2012, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender chargemay be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION



                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.


The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.




Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,566.86              $9,974.48

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.

At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index


Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.


Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 financial statements of Lincoln New York appear on the following pages.

                            LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                        FINANCIAL STATEMENTS
                                    DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2012 and 2011, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)





                                                                                                     AS OF DECEMBER 31,
                                                                                                  -------------------------
                                                                                                    2012           2011
                                                                                                  -----------   -----------
ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $6,708; 2011 - $6,660)                    $   7,580     $   7,288
      Equity securities (cost: 2012 - $2; 2011 - $2)                                                      3             3
    Mortgage loans on real estate                                                                       423           264
    Policy loans                                                                                        399           419
    Other investments                                                                                     -             1
                                                                                                    ---------     ---------
        Total investments                                                                             8,405         7,975
Cash and invested cash                                                                                   54            17
Deferred acquisition costs and value of business acquired                                               452           521
Premiums and fees receivable                                                                              1             5
Accrued investment income                                                                                99            97
Reinsurance recoverables                                                                                536           564
Reinsurance related embedded derivatives                                                                  9            13
Goodwill                                                                                                 60            60
Other assets                                                                                            114            92
Separate account assets                                                                               3,195         2,677
                                                                                                  -----------   -----------
           Total assets                                                                           $  12,925     $  12,021
                                                                                                  ===========   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $   1,723     $   1,676
Other contract holder funds                                                                           5,407         5,333
Other liabilities                                                                                       511           422
Separate account liabilities                                                                          3,195         2,677
                                                                                                  -----------   -----------
          Total liabilities                                                                          10,836        10,108
                                                                                                  -----------   -----------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)

STOCKHOLDER'S EQUITY
Common stock - 132,000 shares authorized, issued and outstanding                                        941           941
Retained earnings                                                                                       816           722
Accumulated other comprehensive income (loss)                                                           332           250
                                                                                                  -----------   -----------
          Total stockholder's equity                                                                  2,089         1,913
                                                                                                  -----------   -----------
           Total liabilities and stockholder's equity                                             $  12,925     $  12,021
                                                                                                  ===========   ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $    139      $    128       $    127
Insurance fees                                                                              275           265            259
Net investment income                                                                       421           417            418
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                              (22)          (26)           (23)
    Portion of loss recognized in other comprehensive income                                 10             7              6
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings       (12)          (19)           (17)
      Realized gain (loss), excluding other-than-temporary impairment losses on
      securities                                                                             (7)           (8)            (1)
                                                                                       ----------    ----------     ----------
       Total realized gain (loss)                                                           (19)          (27)           (18)
                                                                                       ----------    ----------     ----------
    Total revenues                                                                          816           783            786
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                           207           207            207
Benefits                                                                                    265           274            254
Commissions and other expenses                                                              191           206            161
Impairment of intangibles                                                                     -           102              -
                                                                                       ----------    ----------     ----------
    Total expenses                                                                          663           789            622
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                            153            (6)           164
      Federal income tax expense (benefit)                                                   59            29             53
                                                                                       ----------    ----------     ----------
       Net income (loss)                                                                     94           (35)           111
       Other comprehensive income (loss), net of tax:
         Unrealized gain (loss) on available-for-sale securities                             83           186             91
         Unrealized other-than-temporary impairment on available-for-sale securities         (1)            2              1
                                                                                       ----------    ----------     ----------
          Total other comprehensive income (loss), net of tax                                82           188             92
                                                                                       ----------    ----------     ----------
            Comprehensive income (loss)                                                $    176      $    153       $    203
                                                                                       ==========    ==========     ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $     941     $     940      $     940
Stock compensation issued for benefit plans                                                    -             1              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                941           941            940
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                              722           830            846
Cumulative effect from adoption of new accounting standards                                    -             -            (47)
Net income (loss)                                                                             94           (35)           111
Dividends declared                                                                             -           (73)           (80)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                816           722            830
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                              250            62            (30)
Other comprehensive income (loss), net of tax                                                 82           188             92
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                332           250             62
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $   2,089     $   1,913      $   1,832
                                                                                       ===========   ===========    ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------

                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                      $     94      $     (35)     $    111
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
    amortization                                                                             21             66            31
    Change in premiums and fees receivable                                                    4              -             -
    Change in accrued investment income                                                      (2)            (4)           (1)
    Change in future contract benefits and other contract holder funds                     (178)           (75)          (84)
    Change in reinsurance related assets and liabilities                                     32            (79)           25
    Change in federal income tax accruals                                                    51             12            39
    Realized (gain) loss                                                                     19             27            18
    Impairment of intangibles                                                                 -            102             -
    Other                                                                                   (13)            43           (19)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) operating activities                                    28             57           120
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                 (664)          (857)         (920)
Sales of available-for-sale securities                                                       38            100           210
Maturities of available-for-sale securities                                                 567            500           451
Purchases of other investments                                                             (335)          (132)         (119)
Sales or maturities of other investments                                                    197            105           135
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) investing activities                                  (197)          (284)         (243)
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable                   611            620           583
Withdrawals of fixed account values, including the fixed portion of variable               (311)          (284)         (346)
Transfers to and from separate accounts, net                                                (94)           (68)          (51)
Common stock issued for benefit plans and excess tax benefits                                 -              1             -
Dividends paid                                                                                -            (73)          (80)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) financing activities                                   206            196           106
                                                                                       ----------    -----------    ----------
Net increase (decrease) in cash and invested cash                                            37            (31)          (17)
Cash and invested cash, as of beginning-of-year                                              17             48            65
                                                                                       ----------    -----------    ----------
    Cash and invested cash, as of end-of-year                                          $     54      $      17      $     48
                                                                                       ==========    ===========    ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS



1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.
o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").
o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;

o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and
o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
o  Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default.
Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Comprehensive Income (Loss)

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet dates and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet dates, and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our

Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 38 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $21 million, $24 million and $27 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2010 through 2012 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified within other liabilities on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 18.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods presented. The following summarizes the effect of the restatement (in millions) on our previously reported Balance Sheets:



                                                               AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $     (64)
Total assets                                                       (64)
Other liabilities                                                  (22)
Total liabilities                                                  (22)
Retained earnings                                                  (53)
Accumulated other comprehensive income (loss)                       11
                                                            ------------
Total stockholders' equity                                         (41)


The following summarizes the effect of the restatement (in millions) on our previously reported Income Statements:



                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------

Total other-than-temporary impairment losses
    on securities                              $     (1)     $       -
Realized gain (loss), excluding other-than-
    temporary impairment losses on securities        (1)             -
Total revenues                                       (1)             -
Commissions and other expense                         6              3
Total expenses                                        6              3
Income (loss) from continuing operations
    before taxes                                     (7)            (4)
Federal income tax expense (benefit)                 (3)            (2)
Income (loss) from continuing operations             (4)            (2)
                                              -----------    -----------
Net income (loss)                                    (4)            (2)


INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 remove: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our financial statements.

3.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:




                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,541     $     799      $     49      $      11      $  6,280
    U.S. government bonds                                        29             7             -              -            36
    Foreign government bonds                                     44             8             -              -            52
    RMBS                                                        619            59             -              8           670
    CMBS                                                         76             5             2              1            78
    CDOs                                                         15             -             -              -            15
    State and municipal bonds                                   285            56             -              -           341
    Hybrid and redeemable preferred securities                   99            13             4              -           108
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,708           947            55             20         7,580
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,710     $     948      $     55      $      20      $  7,583
                                                          ===========   ===========    ==========    ===========    ==========


                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,253     $     626      $     84      $       9      $  5,786
    U.S. government bonds                                        28             7             -              -            35
    Foreign government bonds                                     50             7             -              -            57
    RMBS                                                        791            70             8             13           840
    CMBS                                                        130             5             9              -           126
    CDOs                                                          3             -             -              -             3
    State and municipal bonds                                   294            37             1              -           330
    Hybrid and redeemable preferred securities                  111            10            10              -           111
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,660           762           112             22         7,288
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,662     $     763      $    112      $      22      $  7,291
                                                          ===========   ===========    ==========    ===========    ==========


The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------    ----------
Due in one year or less                                   $     240    $      245
Due after one year through five years                         1,134         1,263
Due after five years through ten years                        1,996         2,277
Due after ten years                                           2,628         3,032
                                                          -----------     ---------
    Subtotal                                                  5,998         6,817
                                                          -----------     ---------
MBS                                                             695           748
CDOs                                                             15            15
                                                          -----------     ---------
      Total fixed maturity AFS securities                 $   6,708    $    7,580
                                                          ===========     =========


Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     267      $     14      $     150      $     46      $     417      $     60
    RMBS                                          34             5             15             3             49             8
    CMBS                                           -             2              8             1              8             3
    Hybrid and redeemable
      preferred securities                         -             -             32             4             32             4
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     301      $     21      $     205      $     54      $     506      $     75
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            167
                                                                                                                    ==========




                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     225      $     17      $     246      $     76      $     471      $     93
    RMBS                                          68            14             53             7            121            21
    CMBS                                           8             -             19             9             27             9
    CDOs                                           9             -             10             1             19             1
    Hybrid and redeemable
      preferred securities                        31             2             29             8             60            10
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     341      $     33      $     357      $    101      $     698      $    134
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            267
                                                                                                                    ==========


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:



                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $      5      $       1     $       -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       73             43            13             42
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $     79      $      44     $      13             47
                                                                         ==========    ===========   ===========    =============



                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     36      $       8     $       6             19
Six months or greater, but less than nine months                                1              1             -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       93             69            11             57
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    131      $      78     $      17             81
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $59 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.


Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:



                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $       61      $     47      $      46
 Increases attributable to:
   Credit losses on securities for which an OTTI was not
        previously recognized                                                                   9            10              1
   Credit losses on securities for which an OTTI was
        previously recognized                                                                   5            11              9
    Decreases attributable to:
      Securities sold                                                                         (22)           (7)            (9)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $       53      $     61      $      47
                                                                                       ============    ==========    ===========


During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentration in New York as of December 31, 2012 and 2011, which accounted for approximately 60% and 47% of mortgage loans on real estate, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $     423      $    263
Unamortized premium (discount)                                                                              -             1
                                                                                                    -----------    ----------
    Total carrying value                                                                            $     423      $    264
                                                                                                    ===========    ==========

There were no impaired mortgage loans on real estate as of December 31, 2012 and 2011.


As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):


                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
LOAN-TO-VALUE                                AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------

Less than 65%                               $    400        94.6 %         1.86        $     236        89.4 %        1.60
65% to 74%                                        12         2.8 %         1.50               24         9.1 %        1.48
75% to 100%                                       11         2.6 %         0.59                4         1.5 %        0.45
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $    423       100.0 %                     $     264       100.0 %
                                            ==========    ===========                  ===========   ============



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $     381     $     382      $     381
Mortgage loans on real estate                                                                 18            14             14
Policy loans                                                                                  24            23             25
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                               5             5              4
Consent fees                                                                                   -             -              1
                                                                                       -----------   -----------    -----------
      Investment income                                                                      428           424            425
Investment expense                                                                            (7)           (7)            (7)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $     421     $     417      $     418
                                                                                       ===========   ===========    ===========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $       1     $       2      $       7
    Gross losses                                                                             (17)          (31)           (29)
Gain (loss) on other investments                                                               -             -              1
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 -             3              5
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $     (16)    $     (26)     $     (16)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Corporate bonds                                                                        $     (6)     $      (2)     $     (8)
RMBS                                                                                         (3)           (14)          (12)
CMBS                                                                                         (5)            (8)           (5)
                                                                                       ----------    -----------    ----------
    Gross OTTI recognized in net income (loss)                                              (14)           (24)          (25)
    Associated amortization of DAC, VOBA, DSI and DFEL                                        2              5             8
                                                                                       ----------    -----------    ----------
      Net OTTI recognized in net income (loss), pre-tax                                $    (12)     $     (19)     $    (17)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $     11      $       8      $      6
Change in DAC, VOBA, DSI and DFEL                                                            (1)            (1)            -
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $     10      $       7      $      6
                                                                                       ==========    ===========    ==========

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $13 million, which included $8 million of private placement securities and $5 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $392 million and $494 million, respectively, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $184 million and $223 million, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012 and 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million and $753 million, or 10% and 9% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $500 million and $589 million, or 6% and 7% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.


ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2012 and 2011.

4. DERIVATIVE INSTRUMENTS

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:



                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------

    Guaranteed living benefits ("GLB")
      reserves(1)                          $       -      $      -      $     (51)    $       -      $      -      $    (101)
    Reinsurance related(2)                         -             9              -             -            13              -
                                           -----------     ---------    -----------   -----------    ----------    -----------
        Total derivative instruments       $       -      $      9      $     (51)    $       -      $     13      $    (101)
                                           ===========     =========    ===========   ===========    ==========    ===========


(1) Reported in future contract benefits on our Balance Sheets.
(2) Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
GLB reserves(1)                                           $       50    $     (77)     $        8
                                                          ==========    ===========    ==========


(1) Reported in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $      11     $      19      $     29
Deferred                                                         48            10            24
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $      59     $      29      $     53
                                                          ===========   ===========    ==========


A reconciliation of the effective tax rate differences (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $      54     $      (2)     $     57
Effect of:
    Separate account dividends received deduction                (5)           (5)           (4)
    Tax credits                                                  (1)           (1)           (1)
    Goodwill                                                      -            36             -
    Change in uncertain tax positions                            (4)            1             1
    Other items                                                  15             -             -
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $      59     $      29      $     53
                                                          ===========   ===========    ==========
Effective tax rate                                               38%           N/M           33%
                                                          ===========   ===========    ==========


The effective tax rate is the ratio of tax expense over pre-tax income
(loss). Since the pre-tax income of $(2) million resulted in tax expense of $30 million in 2011, the effective tax rate was not meaningful. The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period financial statements.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    (30)     $     (27)
Deferred                                                                     (423)          (357)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $   (453)     $    (384)
                                                                         ==========    ===========


Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $      36      $     32
Investments                                                                     4            11
Net capital loss                                                                -             6
Guarantee Assessments                                                           6             6
Other                                                                           1             4
                                                                        -----------    ----------
    Total deferred tax assets                                                  47            59
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                            95           108
VOBA                                                                           51            70
Net unrealized gain on AFS securities                                         307           222
Other                                                                          17            16
                                                                        -----------    ----------
    Total deferred tax liabilities                                            470           416
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $    (423)     $   (357)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $178 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $29 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2012 and 2011, $1 million and $7 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $      22     $      22
    Increases for prior year tax positions                        -             1
    Decreases for prior year tax positions                      (12)           (1)
    Decreases for lapse of statute of limitations                (2)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $       8     $      22
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(3) million, $1 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $5 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for Jefferson Pilot LifeAmerica Insurance Company for the tax years ended April 1, 2007, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

6.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    321      $     339      $    439
    Cumulative effect from adoption of new accounting standards                               -              -           (73)
    Deferrals                                                                                68             68            61
    Amortization, net of interest:
      Unlocking                                                                              (7)            (1)           (9)
      Other amortization, excluding unlocking, net of interest                              (42)           (37)          (35)
    Adjustment related to realized (gains) losses                                            (3)             2             2
    Adjustment related to unrealized (gains) losses                                         (33)           (50)          (46)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    304      $     321      $    339
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $    200      $     319     $     417
    Deferrals                                                                                 -              1             1
    Amortization:
      Unlocking                                                                              (6)           (22)           19
      Other amortization, excluding unlocking                                               (41)           (51)          (70)
    Accretion of interest(1)                                                                 17             20            22
    Adjustment related to unrealized (gains) losses                                         (22)           (67)          (70)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    148      $     200     $     319
                                                                                       ==========    ===========   ===========


(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      15
2014                                13
2015                                12
2016                                11
2017                                11

Changes in DSI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     12      $      13      $     16
    Deferrals                                                                                 1              1             3
    Amortization, net of interest:
      Other amortization, excluding unlocking, net of interest                               (2)            (2)           (2)
    Adjustment related to unrealized (gains) losses                                          (2)             -            (4)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $      9      $      12      $     13
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     82      $     101      $     87
    Deferrals                                                                                29             40            35
    Amortization, net of interest:
      Unlocking                                                                              (6)            (6)           (1)
      Other amortization, excluding unlocking, net of interest                              (15)           (11)          (12)
    Adjustment related to unrealized (gains) losses                                         (16)           (42)           (8)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $     74      $      82      $    101
                                                                                       ==========    ===========    ==========

7.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $    578      $     552      $    529
Reinsurance ceded                                                                          (164)          (159)         (143)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $    414      $     393      $    386
                                                                                       ==========    ===========    ==========
Direct insurance benefits                                                              $    472      $     458      $    425
Reinsurance recoveries netted against benefits                                             (207)          (184)         (171)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $    265      $     274      $    254
                                                                                       ==========    ===========    ==========

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $4 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:


                                                    FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                          AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -      $      26
Life Insurance                                   136           (102)             -             34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $    (102)     $       -      $      60
                                           ===========    ===========    ===========     =========


                                                    FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                         AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -    $       26
Life Insurance                                   136              -           (102)           34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $       -      $    (102)   $       60
                                           ===========    ===========    ===========     =========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  -------------   -----------  ------------
Life Insurance:
    Sales force                                           $       7    $        2      $       7      $      2



Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2012.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
RETURN OF NET DEPOSITS
Total account value                                       $   2,427    $    1,993
Net amount at risk (1)                                           14            47
Average attained age of contract holders                    56 years      55 years
MINIMUM RETURN
Average attained age of contract holders                    80 years      80 years
Guaranteed minimum return                                        5 %            5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $     990    $      926
Net amount at risk (1)                                           78           116
Average attained age of contract holders                    66 years      66 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Balance as of beginning-of-year                           $       2     $       1      $      2
    Changes in reserves                                           1             3             -
    Benefits paid                                                (1)           (2)           (1)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $       2     $       2      $      1
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:



                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $   1,113      $    962
International equity                                            500           424
Bonds                                                           728           581
Money market                                                    264           188
                                                          -----------    ----------
    Total                                                 $   2,605      $  2,155
                                                          ===========    ==========

Percent of total variable annuity separate account
values                                                           90%           89%



Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 12% of permanent life insurance in force as of December 31, 2012, and 41% of total sales for these products for the year ended December 31, 2012.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2012, approximately 93% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $17 million as of December 31, 2012 and 2011.

11. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):


                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $    258      $     72      $   (19)
    Cumulative effect from adoption of new accounting standards                                  -             -            1
    Unrealized holding gains (losses) arising during the year                                  226           366          252
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds        (139)          (94)        (122)
    Income tax benefit (expense)                                                               (14)         (103)         (51)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (16)          (29)         (22)
      Associated amortization of DAC, VOBA, DSI and DFEL                                         -             3            5
      Income tax benefit (expense)                                                               6             9            6
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    341      $    258      $    72
                                                                                          ==========    ==========    =========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $     (9)     $    (11)     $   (12)
    (Increases) attributable to:
      Cumulative effect from adoption of new accounting standards                                -             -           (1)
      Gross OTTI recognized in OCI during the year                                             (11)           (8)          (6)
      Change in DAC, VOBA, DSI and DFEL                                                          1             1            -
      Income tax benefit (expense)                                                               3             3            2
    Decreases attributable to:
      Sales, maturities or other settlements of AFS securities                                  13            12           12
      Change in DAC, VOBA, DSI and DFEL                                                         (3)           (3)          (3)
      Income tax benefit (expense)                                                              (4)           (3)          (3)
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    (10)     $     (9)     $   (11)
                                                                                          ==========    ==========    =========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $      1      $      1      $     1
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $      1      $      1      $     1
                                                                                          ==========    ==========    =========

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $    (16)     $     (26)     $    (16)
Variable annuity net derivatives results:(2)
    Gross gain (loss)                                                                  (1)             -             -
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (2)            (1)           (2)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $    (19)     $     (27)     $    (18)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

13. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $      82     $      80      $      74
General and administrative expenses                                                           79            68             60
DAC and VOBA deferrals and interest, net of amortization                                      11            22             11
Taxes, licenses and fees                                                                      19            36             16
                                                                                       -----------   -----------    -----------
    Total                                                                              $     191     $     206      $     161
                                                                                       ===========   ===========    ===========

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $3 million, $2 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $2 million and $1 million as of December 31, 2012 and 2011, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2012, 2011 and 2010.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2012, 2011 and 2010.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2012, 2011, and 2010.

17.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    648      $     586



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $     82      $     (99)    $      73
Net income (loss)                                                              74           (121)           55
Dividends to LNL                                                                -             73            80


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2012 and 2011.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using continuous CARVM                            $    (2)       $    (2)
Conservative valuation rate on certain annuities                               (1)            (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of $65 million in 2013 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                                       AS OF DECEMBER 31, 2012
                                                                        ------------------------------------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $   7,580      $  7,580      $   7,288      $  7,288
    Equity securities                                                           3             3              3             3
Mortgage loans on real estate                                                 423           448            264           289
Other investments                                                               -             -              1             1
Cash and invested cash                                                         54            54             17            17
Separate account assets                                                     3,195         3,195          2,677         2,677

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                         (51)          (51)          (101)         (101)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                       (65)          (65)           (94)          (94)

    Account values of certain investment contracts                         (1,374)       (1,570)        (1,386)       (1,545)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT    SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE     TOTAL
                                                                          ASSETS        INPUTS         INPUTS         FAIR
                                                                        (LEVEL 1)      (LEVEL 2)     (LEVEL 3)       VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  6,192      $      83      $   6,280
      U.S. government bonds                                                   34             2              -             36
      Foreign government bonds                                                 -            52              -             52
      RMBS                                                                     -           670              -            670
      CMBS                                                                     -            75              3             78
      CDOs                                                                     -             9              6             15
      State and municipal bonds                                                -           341              -            341
      Hybrid and redeemable preferred securities                               -           104              4            108
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            54              -             54
Separate account assets                                                       68         3,127              -          3,195
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $     110      $ 10,626      $      96      $  10,832
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $     (51)     $     (51)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $     (51)     $     (51)
                                                                       ===========    ==========    ===========    ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                       -------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT   SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                          ASSETS        INPUTS        INPUTS          FAIR
                                                                         (LEVEL 1)      (LEVEL 2)    (LEVEL 3)        VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  5,641      $     140      $   5,786
      U.S. government bonds                                                   34             -              1             35
      Foreign government bonds                                                 -            57              -             57
      RMBS                                                                     -           838              2            840
      CMBS                                                                     -           122              4            126
      CDOs                                                                     -             -              3              3
      State and municipal bonds                                                -           330              -            330
      Hybrid and redeemable preferred securities                               -           101             10            111
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            17              -             17
Separate account assets                                                        -         2,677              -          2,677
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $      42      $  9,783      $     160      $   9,985
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $    (101)     $    (101)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $    (101)     $    (101)
                                                                       ===========    ==========    ===========    ===========


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------

Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     140      $      4      $      (2)     $     (5)     $     (54)     $      83
      U.S. government bonds                        1             -              -            (1)             -              -
      RMBS                                         2             -              -            (1)            (1)             -
      CMBS                                         4            (1)             1             -             (1)             3
      CDOs                                         3             -              -             6             (3)             6
      Hybrid and redeemable
        preferred securities                      10             -              1             -             (7)             4
Future contract benefits:(4)
    GLB reserves embedded derivatives           (101)           50              -             -              -            (51)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $      59      $     53      $       -      $     (1)     $     (66)     $      45
                                           ===========    ==========    ===========  ============   ===========    ===========

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     139      $      3      $       1      $     (7)     $       4      $     140
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                     1             -              -             -             (1)             -
      RMBS                                         2             -              -             -              -              2
      CMBS                                        15           (10)            13           (14)             -              4
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                       4             -              3            (6)             9             10
Future contract benefits:(4)
    GLB reserves embedded derivatives            (24)          (77)             -             -              -           (101)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     141      $    (84)     $      17      $    (27)     $      12      $      59
                                           ===========    ==========    ===========  ============   ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     160      $      1      $       6      $    (10)     $     (18)     $     139
      U.S. government bonds                        -             -              -             -              1              1
      Foreign government bonds                     -             -              -             -              1              1
      RMBS                                         3             -              -            (1)             -              2
      CMBS                                        51            (5)            12           (14)           (29)            15
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                      14             -            (10)            -              -              4
Future contract benefits:(4)
    GLB reserves embedded derivatives            (32)            8              -             -              -            (24)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     199      $      4      $       8      $    (25)     $     (45)     $     141
                                           ===========    ==========    ===========  ============   ===========    ===========



(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $       -      $      -      $       -      $     (3)     $      (2)     $      (5)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      RMBS                                         -             -             (1)            -              -             (1)
      CDOs                                         6             -              -             -              -              6
                                           -----------    ----------    -----------    ----------    -----------    -----------
          Total, net                       $       6      $      -      $      (1)     $     (4)     $      (2)     $      (1)
                                           ===========    ==========    ===========    ==========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $      14      $     (6)     $      (6)     $     (8)     $      (1)     $      (7)
      CMBS                                         -           (12)             -            (2)             -            (14)
      Hybrid and redeemable preferred
        securities                                 -            (6)             -             -              -             (6)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $      14      $    (24)     $      (6)     $    (10)     $      (1)     $     (27)
                                           ===========    ==========    ===========   ===========    ===========    ===========


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
GLB reserves embedded derivatives(1)                                  $      58      $    (69)     $     (16)

(1) Included in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       2      $    (56)     $     (54)
      RMBS                                                                      -            (1)            (1)
      CMBS                                                                      -            (1)            (1)
      CDOs                                                                      -            (3)            (3)
      Hybrid and redeemable preferred securities                                3           (10)            (7)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       5      $    (71)     $     (66)
                                                                        ===========    ==========    ===========




                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      24      $    (20)     $       4
      Foreign government bonds                                                  -            (1)            (1)
      Hybrid and redeemable preferred securities                                9             -              9
                                                                        -----------    ----------    -----------
          Total, net                                                    $      33      $    (21)     $      12
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       5      $    (23)     $     (18)
      U.S. government bonds                                                     1             -              1
      Foreign government bonds                                                  1             -              1
      CMBS                                                                      1           (30)           (29)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       8      $    (53)     $     (45)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:


                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
    trading
      securities
        Corporate bonds            $     52      Discounted cash flow       Liquidity/duration adjustment(1)   2.0% - 13.5%

LIABILITIES
Future contract benefits:
    GLB reserves embedded
      derivatives                        51      Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                              withdrawal(3)                    90.0% - 100.0%

                                                                            Non-performance risk ("NPR")(4)    0.03% - 0.54%
                                                                            Mortality rate(5)                        (7)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.

o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focus is in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):

    -  Sales or disposals of securities;

    -  Impairments of securities;

    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements;

    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and

    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.

o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o  Gains (losses) on early extinguishment of debt;
o  Losses from the impairment of intangible assets;
o  Income (loss) from discontinued operations; and
o  Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o  Excluded realized gain (loss);
o  Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.


Segment information (in millions) was as follows:



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
REVENUES
Operating revenues:
    Annuities                                                           $     119      $    115      $     111
    Retirement Plan Services                                                   57            56             53
    Life Insurance                                                            577           555            563
    Group Protection                                                           82            73             62
    Other Operations                                                            4            16             18
Excluded realized gain (loss), pre-tax                                        (23)          (32)           (21)
                                                                        -----------    ----------    -----------
      Total revenues                                                    $     816      $    783      $     786
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $      24      $     22      $      23
    Retirement Plan Services                                                    3             4             (2)
    Life Insurance                                                             94            62             94
    Group Protection                                                           (4)            1             (2)
    Other Operations                                                           (8)           (1)            11
Excluded realized gain (loss), after-tax                                      (15)          (21)           (13)
Impairment of intangibles, after-tax                                            -          (102)             -
                                                                        -----------    ----------    -----------
        Net income (loss)                                               $      94      $    (35)     $     111
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $      63      $     66      $      69
Retirement Plan Services                                                       52            51             49
Life Insurance                                                                294           278            277
Group Protection                                                                8             6              5
Other Operations                                                                4            16             18
                                                                        -----------    ----------    -----------
    Total net investment income                                         $     421      $    417      $     418
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $      13      $     14      $      15
Retirement Plan Services                                                        1             1             10
Life Insurance                                                                 63            74             46
Group Protection                                                                2             2              2
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $      79      $     91      $      73
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $       7      $      6      $       7
Retirement Plan Services                                                        1             2             (1)
Life Insurance                                                                 48            32             50
Group Protection                                                               (1)            1             (1)
Other Operations                                                               11            (1)             6
Excluded realized gain (loss)                                                  (7)          (11)            (8)
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $      59      $     29      $      53
                                                                        ===========    ==========    ===========


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $  4,130      $   3,766
Retirement Plan Services                                                                  1,595          1,456
Life Insurance                                                                            6,889          6,579
Group Protection                                                                            151            122
Other Operations                                                                            160             98
                                                                                       ----------    -----------

    Total assets                                                                       $ 12,925      $  12,021
                                                                                       ==========    ===========

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Income taxes paid (received)                                            $       8      $     17      $      15
                                                                        ===========    ==========    ===========

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:



                                                                                     AS OF DECEMBER 31,
                                                                                ------------------------------
                                                                                   2012             2011
                                                                                -------------    -------------
Assets with affiliates:
     Service agreement receivable(1)                                            $        10      $        (8)
     Ceded reinsurance contracts(2)                                                      73              122
     Ceded reinsurance contracts(3)                                                       9               13


                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                   2012             2011             2010
                                                                                -------------    -------------    -------------
Revenues with affiliates:
     Premiums paid on ceded reinsurance contracts(4)                            $       (14)     $       (17)     $       (10)
     Fees for management of general account(5)                                           (6)               -                -
Benefits and expenses with affiliates:
     Service agreement payments(6)                                                       74               65               57



(1) Reported in other assets on our Balance Sheets.
(2) Reported in reinsurance recoverables on our Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4) Reported in insurance premiums on our Statements of Comprehensive Income
    (Loss).
(5) Reported in net investment income on our Statements of Comprehensive Income
    (Loss).
(6) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

                LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                       CONTRACT                      CONTRACT       GUARANTEE
                                                      PURCHASES                     REDEMPTIONS      CHARGES
                                                       DUE FROM                       DUE TO        PAYABLE TO
                                                    LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                       ANNUITY                        ANNUITY        ANNUITY
                                                       COMPANY                        COMPANY        COMPANY
SUBACCOUNT                             INVESTMENTS   OF NEW YORK    TOTAL ASSETS    OF NEW YORK    OF NEW YORK    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B  $ 1,525,400  $           --  $  1,525,400  $        1,995  $          204  $ 1,523,201
ABVPSF Growth and Income Class B         6,091,822              --     6,091,822             296             799    6,090,727
ABVPSF International Value Class B       7,107,268              --     7,107,268           6,747             945    7,099,576
ABVPSF Large Cap Growth Class B            554,177              13       554,190              --              70      554,120
ABVPSF Small/Mid Cap Value Class B       7,265,758           6,586     7,272,344              --             984    7,271,360
American Century VP Inflation
 Protection Class II                    23,292,592          29,902    23,322,494              --           3,282   23,319,212
American Funds Global Growth Class 2    13,957,644              --    13,957,644           1,070           1,909   13,954,665
American Funds Global Small
 Capitalization Class 2                 11,289,268              --    11,289,268           1,513           1,436   11,286,319
American Funds Growth Class 2           70,837,697          16,641    70,854,338              --           9,589   70,844,749
American Funds Growth-Income Class 2    67,773,190              --    67,773,190             646           9,077   67,763,467
American Funds International Class 2    34,015,498              --    34,015,498           9,051           4,510   34,001,937
BlackRock Global Allocation V.I.
 Class III                              53,276,164          38,497    53,314,661              --           7,715   53,306,946
Delaware VIP Diversified Income
 Service Class                          54,501,886          54,325    54,556,211              --           7,426   54,548,785
Delaware VIP Emerging Markets Service
 Class                                  18,943,389              --    18,943,389          10,947           2,539   18,929,903
Delaware VIP High Yield Standard
 Class                                     720,631           3,445       724,076              --              87      723,989
Delaware VIP High Yield Service Class   13,806,945          22,061    13,829,006              --           1,864   13,827,142
Delaware VIP Limited-Term Diversified
 Income Service Class                   24,113,802              --    24,113,802          80,996           3,112   24,029,694
Delaware VIP REIT Standard Class           773,469              --       773,469              --              88      773,381
Delaware VIP REIT Service Class         11,898,302              --    11,898,302           2,674           1,609   11,894,019
Delaware VIP Small Cap Value Standard
 Class                                     716,389              --       716,389           1,032              81      715,276
Delaware VIP Small Cap Value Service
 Class                                  19,159,097           7,971    19,167,068              --           2,595   19,164,473
Delaware VIP Smid Cap Growth Standard
 Class                                     386,681             309       386,990              --              45      386,945
Delaware VIP Smid Cap Growth Service
 Class                                   8,146,385           4,614     8,150,999              --           1,107    8,149,892
Delaware VIP U.S. Growth Service
 Class                                   5,243,142              --     5,243,142          25,188             641    5,217,313
Delaware VIP Value Standard Class          146,653              --       146,653              --              17      146,636
Delaware VIP Value Service Class         8,893,759              --     8,893,759              88           1,218    8,892,453
DWS Alternative Asset Allocation
 VIP Class B                             2,842,263              --     2,842,263              45             400    2,841,818
DWS Equity 500 Index VIP Class A         1,994,395              31     1,994,426              --             256    1,994,170
DWS Equity 500 Index VIP Class B         2,055,742              --     2,055,742              49             275    2,055,418
DWS Small Cap Index VIP Class A            471,104               9       471,113              --              61      471,052
DWS Small Cap Index VIP Class B          1,371,098              --     1,371,098             119             194    1,370,785
Fidelity VIP Contrafund Service
 Class 2                                42,598,288          42,900    42,641,188              --           5,774   42,635,414
Fidelity VIP Equity-Income Initial
 Class                                     507,175              --       507,175              --              57      507,118
Fidelity VIP Equity-Income Service
 Class 2                                 1,694,673              13     1,694,686              --             218    1,694,468
Fidelity VIP Growth Initial Class          168,862              --       168,862              --              19      168,843
Fidelity VIP Growth Service Class 2      4,482,573           2,202     4,484,775              --             619    4,484,156
Fidelity VIP Mid Cap Service Class 2    28,476,746           4,379    28,481,125              --           3,878   28,477,247
Fidelity VIP Overseas Initial Class         77,582              --        77,582              --               9       77,573
Fidelity VIP Overseas Service Class 2    3,391,222              --     3,391,222             829             442    3,389,951
FTVIPT Franklin Income Securities
 Class 2                                26,788,985          18,864    26,807,849              --           3,676   26,804,173
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 2                      6,821,688             186     6,821,874              --             942    6,820,932
FTVIPT Mutual Shares Securities
 Class 2                                20,257,638          20,430    20,278,068              --           2,559   20,275,509
FTVIPT Templeton Global Bond
 Securities Class 2                     12,985,494              --    12,985,494           3,320           1,821   12,980,353
FTVIPT Templeton Growth Securities
 Class 2                                 3,434,397              --     3,434,397              51             464    3,433,882
Goldman Sachs VIT Large Cap Value
 Service Class                           1,513,133              --     1,513,133             333             122    1,512,678
Huntington VA Balanced                       4,779              --         4,779              --               1        4,778
Huntington VA Dividend Capture              41,869              --        41,869              --               5       41,864
Invesco V.I. Core Equity Series I          224,033              --       224,033              --              26      224,007
Invesco V.I. Core Equity Series II          10,566              --        10,566              --               1       10,565
Invesco V.I. International Growth
 Series I                                  119,783              --       119,783              --              14      119,769

See accompanying notes.

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                       CONTRACT                      CONTRACT       GUARANTEE
                                                      PURCHASES                     REDEMPTIONS      CHARGES
                                                       DUE FROM                       DUE TO        PAYABLE TO
                                                    LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                       ANNUITY                        ANNUITY        ANNUITY
                                                       COMPANY                        COMPANY        COMPANY
SUBACCOUNT                             INVESTMENTS   OF NEW YORK    TOTAL ASSETS    OF NEW YORK    OF NEW YORK    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth
 Series II                             $    62,007  $           --  $     62,007  $           --  $            8  $    61,999
Invesco Van Kampen V.I. American
 Franchise Series I                        133,800              --       133,800              --              18      133,782
Invesco Van Kampen V.I. American
 Franchise Series II                        59,060              --        59,060              --               8       59,052
Janus Aspen Series Balanced Service
 Class                                     668,299              --       668,299              --              85      668,214
Janus Aspen Series Enterprise Service
 Class                                     419,348              --       419,348              --              52      419,296
Janus Aspen Series Worldwide Service
 Class                                       9,645              --         9,645              --               1        9,644
LVIP American Global Growth Service
 Class II                                2,014,416              --     2,014,416             105             273    2,014,038
LVIP American Global Small
 Capitalization Service Class II         2,533,158              --     2,533,158           4,885             331    2,527,942
LVIP American Growth Service Class II    7,659,408              --     7,659,408             301           1,118    7,657,989
LVIP American Growth-Income
 Service Class II                        7,537,495              --     7,537,495           2,233           1,106    7,534,156
LVIP American International
 Service Class II                        4,409,065              --     4,409,065          12,662             609    4,395,794
LVIP Baron Growth Opportunities
 Service Class                           9,055,740              --     9,055,740           2,485           1,288    9,051,967
LVIP BlackRock Emerging Markets
 Index RPM Service Class                   134,799              --       134,799              --              17      134,782
LVIP BlackRock Equity Dividend RPM
 Service Class                           2,453,584         109,069     2,562,653              --             333    2,562,320
LVIP BlackRock Inflation Protected
 Bond Service Class                     21,370,808         226,599    21,597,407              --           2,925   21,594,482
LVIP Capital Growth Service Class        2,885,783              --     2,885,783             467             263    2,885,053
LVIP Clarion Global Real Estate
 Service Class                           6,689,878              --     6,689,878           5,421             905    6,683,552
LVIP Columbia Small-Mid Cap Growth
 RPM Service Class                       1,988,228             956     1,989,184              --             283    1,988,901
LVIP Delaware Bond Standard Class        9,591,335              --     9,591,335           7,814           1,254    9,582,267
LVIP Delaware Bond Service Class        70,979,219          32,830    71,012,049              --           9,266   71,002,783
LVIP Delaware Diversified Floating
 Rate Service Class                      8,511,543          80,551     8,592,094              --           1,187    8,590,907
LVIP Delaware Foundation Aggressive
 Allocation Standard Class                 280,975              --       280,975              --              32      280,943
LVIP Delaware Foundation Aggressive
 Allocation Service Class                2,403,960              --     2,403,960              34             323    2,403,603
LVIP Delaware Growth and Income
 Service Class                           1,619,783              --     1,619,783               3             211    1,619,569
LVIP Delaware Social Awareness
 Standard Class                            699,104              --       699,104              --              88      699,016
LVIP Delaware Social Awareness
 Service Class                           2,601,302              --     2,601,302              50             342    2,600,910
LVIP Delaware Special Opportunities
 Service Class                           3,098,543              --     3,098,543           1,590             440    3,096,513
LVIP Dimensional Non-U.S. Equity
 Service Class                           1,690,697              --     1,690,697           6,269             235    1,684,193
LVIP Dimensional U.S. Equity Service
 Class                                   3,053,792              --     3,053,792             970             411    3,052,411
LVIP Dimensional/Vanguard Total Bond
 Service Class                           9,592,869         142,825     9,735,694              --           1,323    9,734,371
LVIP Global Income Service Class        17,743,544           5,443    17,748,987              --           2,608   17,746,379
LVIP JPMorgan High Yield Service
 Class                                   6,758,102              --     6,758,102           2,649             885    6,754,568
LVIP JPMorgan Mid Cap Value RPM
 Service Class                           1,552,749              --     1,552,749             385             216    1,552,148
LVIP MFS International Growth Service
 Class                                   4,143,716              --     4,143,716          26,868             546    4,116,302
LVIP MFS Value Service Class            12,980,308          13,364    12,993,672              --           1,554   12,992,118
LVIP Mid-Cap Value Service Class         3,908,449              --     3,908,449           2,429             524    3,905,496
LVIP Mondrian International Value
 Standard Class                          1,622,951              --     1,622,951              12             211    1,622,728
LVIP Mondrian International Value
 Service Class                           6,560,890              --     6,560,890             802             905    6,559,183
LVIP Money Market Standard Class         2,581,530              37     2,581,567              --             315    2,581,252
LVIP Money Market Service Class         17,295,146             354    17,295,500              --           2,233   17,293,267
LVIP Protected Profile 2010 Service
 Class                                     380,738              --       380,738              --              48      380,690
LVIP Protected Profile 2020 Service
 Class                                     419,891              --       419,891              --              63      419,828

See accompanying notes.

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                       CONTRACT                      CONTRACT       GUARANTEE
                                                      PURCHASES                     REDEMPTIONS      CHARGES
                                                       DUE FROM                       DUE TO        PAYABLE TO
                                                    LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                       ANNUITY                        ANNUITY        ANNUITY
                                                       COMPANY                        COMPANY        COMPANY
SUBACCOUNT                             INVESTMENTS   OF NEW YORK    TOTAL ASSETS    OF NEW YORK    OF NEW YORK    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
LVIP Protected Profile 2030 Service
 Class                                 $   304,209  $           --  $    304,209  $           --  $           40  $   304,169
LVIP Protected Profile 2040 Service
 Class                                       8,605              --         8,605              --               1        8,604
LVIP Protected Profile Conservative
 Service Class                          51,760,414         305,570    52,065,984              --           7,508   52,058,476
LVIP Protected Profile Growth Service
 Class                                  97,577,372         831,471    98,408,843              --          12,804   98,396,039
LVIP Protected Profile Moderate
 Service Class                         125,062,358       1,005,810   126,068,168              --          17,514  126,050,654
LVIP SSgA Bond Index Service Class      37,971,596          14,221    37,985,817              --           5,504   37,980,313
LVIP SSgA Conservative Index
 Allocation Service Class                3,589,628              --     3,589,628             166             557    3,588,905
LVIP SSgA Conservative Structured
 Allocation Service Class               10,008,760          10,646    10,019,406              --           1,402   10,018,004
LVIP SSgA Developed International
 150 Service Class                       4,988,701              --     4,988,701           6,361             706    4,981,634
LVIP SSgA Emerging Markets 100
 Service Class                           7,799,760              --     7,799,760           4,804           1,100    7,793,856
LVIP SSgA Global Tactical Allocation
 RPM Service Class                      34,920,726         281,872    35,202,598              --           5,212   35,197,386
LVIP SSgA International Index Service
 Class                                   8,192,621              --     8,192,621          16,014           1,165    8,175,442
LVIP SSgA Large Cap 100 Service Class   11,081,702              --    11,081,702             450           1,553   11,079,699
LVIP SSgA Moderate Index Allocation
 Service Class                           9,631,364              --     9,631,364             935           1,421    9,629,008
LVIP SSgA Moderate Structured
 Allocation Service Class               40,809,421              --    40,809,421           9,095           5,566   40,794,760
LVIP SSgA Moderately Aggressive Index
 Allocation Service Class                6,390,604              --     6,390,604             288             858    6,389,458
LVIP SSgA Moderately Aggressive
 Structured Allocation Service Class    20,146,346              --    20,146,346           1,462           3,017   20,141,867
LVIP SSgA S&P 500 Index Standard
 Class                                     379,017             197       379,214              --              69      379,145
LVIP SSgA S&P 500 Index Service Class   21,250,332         166,900    21,417,232              --           2,978   21,414,254
LVIP SSgA Small-Cap Index Service
 Class                                   6,146,181              --     6,146,181             356             853    6,144,972
LVIP SSgA Small-Mid Cap 200 Service
 Class                                   3,568,259              --     3,568,259           1,001             495    3,566,763
LVIP T. Rowe Price Growth Stock
 Service Class                           6,130,317          15,677     6,145,994              --             864    6,145,130
LVIP T. Rowe Price Structured Mid-Cap
 Growth Standard Class                      73,691              --        73,691              --              11       73,680
LVIP T. Rowe Price Structured Mid-Cap
 Growth Service Class                    4,047,886              --     4,047,886           1,215             555    4,046,116
LVIP Templeton Growth RPM Service
 Class                                   5,767,321          73,299     5,840,620              --             791    5,839,829
LVIP UBS Large Cap Growth RPM
 Standard Class                            123,034              --       123,034              --              16      123,018
LVIP UBS Large Cap Growth RPM Service
 Class                                   2,182,727             563     2,183,290              --             313    2,182,977
LVIP Vanguard Domestic Equity ETF
 Service Class                           3,050,020          18,062     3,068,082              --             403    3,067,679
LVIP Vanguard International Equity
 ETF Service Class                       1,977,071              --     1,977,071           6,954             270    1,969,847
Lord Abbett Fundamental Equity
 Class VC                                   71,134              --        71,134              --               5       71,129
MFS VIT Core Equity Service Class           62,582              --        62,582              --               9       62,573
MFS VIT Growth Initial Class                86,785              --        86,785              --              10       86,775
MFS VIT Growth Service Class               879,734             300       880,034              --             114      879,920
MFS VIT Total Return Initial Class         554,810              --       554,810              --              63      554,747
MFS VIT Total Return Service Class      13,032,040              --    13,032,040              56           1,747   13,030,237
MFS VIT Utilities Initial Class            414,613              --       414,613              --              47      414,566
MFS VIT Utilities Service Class         13,549,453              --    13,549,453             771           1,814   13,546,868
NB AMT Mid Cap Growth I Class            3,178,123              --     3,178,123              53             431    3,177,639
NB AMT Mid Cap Intrinsic Value
 I Class                                 3,647,546              --     3,647,546             201             488    3,646,857
Oppenheimer Global Securities Service
 Class                                     223,112              --       223,112              --              16      223,096
PIMCO VIT CommodityRealReturn
 Strategy Advisor Class                  3,333,068              --     3,333,068               3             420    3,332,645
Putnam VT Global Health Care Class IB      107,130              --       107,130              --              14      107,116
Putnam VT Growth & Income Class IB          13,049              --        13,049              --               2       13,047

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012


                                                DIVIDENDS                        NET
                                                  FROM       MORTALITY AND    INVESTMENT
                                               INVESTMENT       EXPENSE         INCOME
SUBACCOUNT                                       INCOME    GUARANTEE CHARGES    (LOSS)
----------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B          $       --  $         (24,522) $  (24,522)
ABVPSF Growth and Income Class B                   86,499           (107,402)    (20,903)
ABVPSF International Value Class B                 95,728           (115,054)    (19,326)
ABVPSF Large Cap Growth Class B                       196            (10,011)     (9,815)
ABVPSF Small/Mid Cap Value Class B                 21,136           (123,375)   (102,239)
American Century VP Inflation Protection
 Class II                                         582,706           (416,373)    166,333
American Funds Global Growth Class 2              119,929           (243,421)   (123,492)
American Funds Global Small Capitalization
 Class 2                                          154,352           (183,980)    (29,628)
American Funds Growth Class 2                     563,409         (1,235,077)   (671,668)
American Funds Growth-Income Class 2            1,088,409         (1,160,153)    (71,744)
American Funds International Class 2              489,686           (568,405)    (78,719)
BlackRock Global Allocation V.I. Class III        775,701           (846,872)    (71,171)
Delaware VIP Diversified Income Service Class   1,571,031           (879,063)    691,968
Delaware VIP Emerging Markets Service Class       136,605           (298,927)   (162,322)
Delaware VIP High Yield Standard Class             58,901             (9,867)     49,034
Delaware VIP High Yield Service Class           1,255,705           (236,231)  1,019,474
Delaware VIP Limited-Term Diversified Income
 Service Class                                    328,495           (368,591)    (40,096)
Delaware VIP REIT Standard Class                   12,338            (10,880)      1,458
Delaware VIP REIT Service Class                   156,828           (197,950)    (41,122)
Delaware VIP Small Cap Value Standard Class         4,724            (10,979)     (6,255)
Delaware VIP Small Cap Value Service Class         67,833           (327,488)   (259,655)
Delaware VIP Smid Cap Growth Standard Class         1,010             (5,975)     (4,965)
Delaware VIP Smid Cap Growth Service Class            610           (130,291)   (129,681)
Delaware VIP U.S. Growth Service Class                 --            (73,526)    (73,526)
Delaware VIP Value Standard Class                   3,383             (2,143)      1,240
Delaware VIP Value Service Class                  185,376           (150,139)     35,237
DWS Alternative Asset Allocation VIP Class B       81,516            (45,166)     36,350
DWS Equity 500 Index VIP Class A                   39,126            (33,572)      5,554
DWS Equity 500 Index VIP Class B                   36,242            (37,768)     (1,526)
DWS Small Cap Index VIP Class A                     5,298             (8,638)     (3,340)
DWS Small Cap Index VIP Class B                     9,663            (26,587)    (16,924)
Fidelity VIP Contrafund Service Class 2           472,464           (716,966)   (244,502)
Fidelity VIP Equity-Income Initial Class           15,412             (7,204)      8,208
Fidelity VIP Equity-Income Service Class 2         48,458            (27,957)     20,501
Fidelity VIP Growth Initial Class                   1,020             (2,895)     (1,875)
Fidelity VIP Growth Service Class 2                16,068            (67,382)    (51,314)
Fidelity VIP Mid Cap Service Class 2              109,927           (466,468)   (356,541)
Fidelity VIP Overseas Initial Class                 1,453             (1,056)        397
Fidelity VIP Overseas Service Class 2              55,890            (54,289)      1,601
FTVIPT Franklin Income Securities Class 2       1,789,532           (446,145)  1,343,387
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 2                                    --           (126,391)   (126,391)
FTVIPT Mutual Shares Securities Class 2           411,620           (313,298)     98,322
FTVIPT Templeton Global Bond Securities
 Class 2                                          882,216           (231,146)    651,070
FTVIPT Templeton Growth Securities Class 2         75,182            (59,709)     15,473
Goldman Sachs VIT Large Cap Value Service
 Class                                             16,750            (15,127)      1,623
Huntington VA Balanced                                 71                (59)         12
Huntington VA Dividend Capture                      1,604               (426)      1,178
Invesco V.I. Capital Appreciation Series I             --               (826)       (826)
Invesco V.I. Capital Appreciation Series II            --               (357)       (357)
Invesco V.I. Core Equity Series I                   2,143             (3,799)     (1,656)
Invesco V.I. Core Equity Series II                     88               (144)        (56)
Invesco V.I. International Growth Series I          1,672             (1,578)         94
Invesco V.I. International Growth Series II           779             (1,700)       (921)
Invesco Van Kampen V.I. American Franchise
 Series I                                              --             (1,568)     (1,568)
Invesco Van Kampen V.I. American Franchise
 Series II                                             --               (674)       (674)
Janus Aspen Series Balanced Service Class          15,911             (9,877)      6,034
Janus Aspen Series Enterprise Service Class            --             (7,373)     (7,373)

See accompanying notes.

                                                                 DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                   FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                 GAIN (LOSS)      GAIN ON     GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                     ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B          $      (29,390) $         --  $      (29,390) $       219,235  $       165,323
ABVPSF Growth and Income Class B                      (12,734)           --         (12,734)         977,333          943,696
ABVPSF International Value Class B                   (576,822)           --        (576,822)       1,431,145          834,997
ABVPSF Large Cap Growth Class B                        41,151            --          41,151           56,355           87,691
ABVPSF Small/Mid Cap Value Class B                    199,303       233,795         433,098          794,074        1,124,933
American Century VP Inflation Protection
 Class II                                             514,842       573,466       1,088,308           79,044        1,333,685
American Funds Global Growth Class 2                  181,882            --         181,882        2,647,936        2,706,326
American Funds Global Small Capitalization
 Class 2                                              (91,394)           --         (91,394)       1,877,030        1,756,008
American Funds Growth Class 2                       1,113,518            --       1,113,518       10,504,750       10,946,600
American Funds Growth-Income Class 2                  409,422            --         409,422        9,826,110       10,163,788
American Funds International Class 2                 (600,058)           --        (600,058)       5,830,006        5,151,229
BlackRock Global Allocation V.I. Class III            (19,748)      174,540         154,792        3,248,947        3,332,568
Delaware VIP Diversified Income Service Class         255,781     1,660,940       1,916,721            4,704        2,613,393
Delaware VIP Emerging Markets Service Class          (117,875)           --        (117,875)       2,407,058        2,126,861
Delaware VIP High Yield Standard Class                  5,792            --           5,792           47,637          102,463
Delaware VIP High Yield Service Class                 231,921            --         231,921          808,752        2,060,147
Delaware VIP Limited-Term Diversified Income
 Service Class                                         46,837       174,670         221,507           18,260          199,671
Delaware VIP REIT Standard Class                      (11,770)           --         (11,770)         122,373          112,061
Delaware VIP REIT Service Class                        60,873            --          60,873        1,597,573        1,617,324
Delaware VIP Small Cap Value Standard Class            47,027        55,762         102,789          (10,699)          85,835
Delaware VIP Small Cap Value Service Class            437,343     1,346,134       1,783,477          612,973        2,136,795
Delaware VIP Smid Cap Growth Standard Class            16,268        22,831          39,099            2,987           37,121
Delaware VIP Smid Cap Growth Service Class            180,184       413,781         593,965          109,633          573,917
Delaware VIP U.S. Growth Service Class                195,385            --         195,385          450,483          572,342
Delaware VIP Value Standard Class                      11,414            --          11,414            7,897           20,551
Delaware VIP Value Service Class                      122,940            --         122,940          891,144        1,049,321
DWS Alternative Asset Allocation VIP Class B            8,289        20,710          28,999          105,604          170,953
DWS Equity 500 Index VIP Class A                       89,968            --          89,968          188,161          283,683
DWS Equity 500 Index VIP Class B                      100,683            --         100,683          203,854          303,011
DWS Small Cap Index VIP Class A                        (1,155)          141          (1,014)          70,247           65,893
DWS Small Cap Index VIP Class B                         5,977           357           6,334          206,696          196,106
Fidelity VIP Contrafund Service Class 2                46,381            --          46,381        5,789,792        5,591,671
Fidelity VIP Equity-Income Initial Class              (13,606)       32,852          19,246           49,744           77,198
Fidelity VIP Equity-Income Service Class 2            (18,571)      109,699          91,128          136,019          247,648
Fidelity VIP Growth Initial Class                       7,598            --           7,598           17,274           22,997
Fidelity VIP Growth Service Class 2                   184,450            --         184,450          269,144          402,280
Fidelity VIP Mid Cap Service Class 2                  355,935     2,271,970       2,627,905          820,898        3,092,262
Fidelity VIP Overseas Initial Class                      (598)          250            (348)          13,465           13,514
Fidelity VIP Overseas Service Class 2                 (94,873)       11,094         (83,779)         646,368          564,190
FTVIPT Franklin Income Securities Class 2            (159,498)           --        (159,498)       1,500,424        2,684,313
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 2                                   241,889       522,667         764,556           53,877          692,042
FTVIPT Mutual Shares Securities Class 2              (112,269)           --        (112,269)       2,346,857        2,332,910
FTVIPT Templeton Global Bond Securities
 Class 2                                              329,583        22,148         351,731          667,910        1,670,711
FTVIPT Templeton Growth Securities Class 2           (232,304)           --        (232,304)         852,372          635,541
Goldman Sachs VIT Large Cap Value Service
 Class                                                 19,690        36,968          56,658          192,369          250,650
Huntington VA Balanced                                      7            21              28              222              262
Huntington VA Dividend Capture                             31            --              31              726            1,935
Invesco V.I. Capital Appreciation Series I              1,903            --           1,903           19,261           20,338
Invesco V.I. Capital Appreciation Series II            (4,912)           --          (4,912)          14,202            8,933
Invesco V.I. Core Equity Series I                      25,241            --          25,241           13,700           37,285
Invesco V.I. Core Equity Series II                         11            --              11            1,083            1,038
Invesco V.I. International Growth Series I              2,332            --           2,332           12,300           14,726
Invesco V.I. International Growth Series II            49,148            --          49,148          (26,780)          21,447
Invesco Van Kampen V.I. American Franchise
 Series I                                              (1,264)           --          (1,264)          (3,281)          (6,113)
Invesco Van Kampen V.I. American Franchise
 Series II                                               (703)           --            (703)          (1,627)          (3,004)
Janus Aspen Series Balanced Service Class              10,477        41,227          51,704            9,032           66,770
Janus Aspen Series Enterprise Service Class            73,466            --          73,466            8,554           74,647


                                                DIVIDENDS                        NET
                                                  FROM       MORTALITY AND    INVESTMENT
                                               INVESTMENT       EXPENSE         INCOME
SUBACCOUNT                                       INCOME    GUARANTEE CHARGES    (LOSS)
----------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Service Class     $       73  $            (140) $      (67)
LVIP American Global Growth Service Class II       18,159            (30,583)    (12,424)
LVIP American Global Small Capitalization
 Service Class II                                  22,753            (35,361)    (12,608)
LVIP American Growth Service Class II              15,305           (112,705)    (97,400)
LVIP American Growth-Income Service Class II       78,780           (110,540)    (31,760)
LVIP American International Service Class II       99,155            (66,656)     32,499
LVIP Baron Growth Opportunities Service Class     101,656           (151,056)    (49,400)
LVIP BlackRock Emerging Markets Index RPM
 Service Class                                        670               (177)        493
LVIP BlackRock Equity Dividend RPM Service
 Class                                              9,088            (29,641)    (20,553)
LVIP BlackRock Inflation Protected Bond
 Service Class                                         --           (295,173)   (295,173)
LVIP Capital Growth Service Class                      --            (30,737)    (30,737)
LVIP Clarion Global Real Estate Service Class          --           (105,554)   (105,554)
LVIP Columbia Small-Mid Cap Growth RPM
 Service Class                                         --            (33,960)    (33,960)
LVIP Delaware Bond Standard Class                 195,320           (167,005)     28,315
LVIP Delaware Bond Service Class                1,166,880         (1,047,436)    119,444
LVIP Delaware Diversified Floating Rate
 Service Class                                     97,028           (120,028)    (23,000)
LVIP Delaware Foundation Aggressive
 Allocation Standard Class                          4,981             (4,029)        952
LVIP Delaware Foundation Aggressive
 Allocation Service Class                          37,789            (43,568)     (5,779)
LVIP Delaware Growth and Income Service Class      12,562            (29,619)    (17,057)
LVIP Delaware Social Awareness Standard Class       5,302            (11,087)     (5,785)
LVIP Delaware Social Awareness Service Class       10,493            (42,104)    (31,611)
LVIP Delaware Special Opportunities Service
 Class                                             12,902            (46,145)    (33,243)
LVIP Dimensional Non-U.S. Equity Service
 Class                                             34,720            (20,750)     13,970
LVIP Dimensional U.S. Equity Service Class         25,481            (35,585)    (10,104)
LVIP Dimensional/Vanguard Total Bond Service
 Class                                            124,418           (122,763)      1,655
LVIP Global Income Service Class                  291,751           (297,320)     (5,569)
LVIP JPMorgan High Yield Service Class            293,858            (92,881)    200,977
LVIP JPMorgan Mid Cap Value RPM Service Class          --            (22,001)    (22,001)
LVIP MFS International Growth Service Class        20,156            (60,711)    (40,555)
LVIP MFS Value Service Class                      121,840           (184,283)    (62,443)
LVIP Mid-Cap Value Service Class                    4,947            (63,934)    (58,987)
LVIP Mondrian International Value Standard
 Class                                             46,277            (25,881)     20,396
LVIP Mondrian International Value Service
 Class                                            172,584           (112,464)     60,120
LVIP Money Market Standard Class                      778            (44,869)    (44,091)
LVIP Money Market Service Class                     4,114           (274,789)   (270,675)
LVIP Protected Profile 2010 Service Class           6,521             (6,609)        (88)
LVIP Protected Profile 2020 Service Class           6,588            (12,375)     (5,787)
LVIP Protected Profile 2030 Service Class           4,476             (5,851)     (1,375)
LVIP Protected Profile 2040 Service Class             102               (153)        (51)
LVIP Protected Profile Conservative Service
 Class                                          1,497,634           (603,821)    893,813
LVIP Protected Profile Growth Service Class     1,682,331           (810,748)    871,583
LVIP Protected Profile Moderate Service Class   2,997,017         (1,379,159)  1,617,858
LVIP SSgA Bond Index Service Class                821,902           (621,492)    200,410
LVIP SSgA Conservative Index Allocation
 Service Class                                     86,939            (56,951)     29,988
LVIP SSgA Conservative Structured Allocation
 Service Class                                    332,446           (137,961)    194,485
LVIP SSgA Developed International 150 Service
 Class                                            112,947            (79,735)     33,212
LVIP SSgA Emerging Markets 100 Service Class      177,046           (122,561)     54,485
LVIP SSgA Global Tactical Allocation RPM
 Service Class                                    997,872           (552,207)    445,665
LVIP SSgA International Index Service Class       130,970           (136,494)     (5,524)
LVIP SSgA Large Cap 100 Service Class             147,655           (188,321)    (40,666)
LVIP SSgA Moderate Index Allocation Service
 Class                                            190,436           (146,178)     44,258
LVIP SSgA Moderate Structured Allocation
 Service Class                                  1,312,357           (588,861)    723,496
LVIP SSgA Moderately Aggressive Index
 Allocation Service Class                         120,747            (84,414)     36,333
LVIP SSgA Moderately Aggressive Structured
 Allocation Service Class                         712,425           (322,269)    390,156
LVIP SSgA S&P 500 Index Standard Class              3,526             (8,991)     (5,465)
LVIP SSgA S&P 500 Index Service Class             147,501           (355,446)   (207,945)
LVIP SSgA Small-Cap Index Service Class            26,408           (103,401)    (76,993)

See accompanying notes.

                                                                 DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                   FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                 GAIN (LOSS)      GAIN ON     GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                     ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Service Class     $          404  $         --  $          404  $         1,478  $         1,815
LVIP American Global Growth Service Class II           20,453            --          20,453          311,279          319,308
LVIP American Global Small Capitalization
 Service Class II                                      (9,273)           --          (9,273)         293,690          271,809
LVIP American Growth Service Class II                  53,909            --          53,909          805,190          761,699
LVIP American Growth-Income Service Class II           80,190            --          80,190          712,151          760,581
LVIP American International Service Class II            8,240            --           8,240          494,677          535,416
LVIP Baron Growth Opportunities Service Class         280,964       422,337         703,301          629,451        1,283,352
LVIP BlackRock Emerging Markets Index RPM
 Service Class                                              1            --               1            5,494            5,988
LVIP BlackRock Equity Dividend RPM Service
 Class                                                 25,933            --          25,933          226,518          231,898
LVIP BlackRock Inflation Protected Bond
 Service Class                                        155,863       426,949         582,812          411,314          698,953
LVIP Capital Growth Service Class                      32,850            --          32,850          412,070          414,183
LVIP Clarion Global Real Estate Service Class         150,013            --         150,013        1,216,090        1,260,549
LVIP Columbia Small-Mid Cap Growth RPM
 Service Class                                         16,501            --          16,501           94,378           76,919
LVIP Delaware Bond Standard Class                     241,494       236,410         477,904            9,934          516,153
LVIP Delaware Bond Service Class                      524,658     1,528,249       2,052,907          717,778        2,890,129
LVIP Delaware Diversified Floating Rate
 Service Class                                         (6,136)           --          (6,136)         169,554          140,418
LVIP Delaware Foundation Aggressive
 Allocation Standard Class                             (3,442)           --          (3,442)          33,145           30,655
LVIP Delaware Foundation Aggressive
 Allocation Service Class                              19,330            --          19,330          272,151          285,702
LVIP Delaware Growth and Income Service Class          49,149         1,661          50,810          188,538          222,291
LVIP Delaware Social Awareness Standard Class          22,264        48,658          70,922           28,811           93,948
LVIP Delaware Social Awareness Service Class           45,180       179,955         225,135          112,528          306,052
LVIP Delaware Special Opportunities Service
 Class                                                (12,362)      318,168         305,806           27,118          299,681
LVIP Dimensional Non-U.S. Equity Service
 Class                                                  3,319         3,262           6,581          144,681          165,232
LVIP Dimensional U.S. Equity Service Class             39,199           459          39,658          180,255          209,809
LVIP Dimensional/Vanguard Total Bond Service
 Class                                                 64,469        14,296          78,765           36,692          117,112
LVIP Global Income Service Class                      (31,569)       31,031            (538)         844,274          838,167
LVIP JPMorgan High Yield Service Class                 67,642            --          67,642          396,675          665,294
LVIP JPMorgan Mid Cap Value RPM Service Class          30,026            --          30,026          119,544          127,569
LVIP MFS International Growth Service Class             3,473            --           3,473          615,268          578,186
LVIP MFS Value Service Class                          284,347            --         284,347        1,353,544        1,575,448
LVIP Mid-Cap Value Service Class                      138,011            --         138,011          636,187          715,211
LVIP Mondrian International Value Standard
 Class                                                (32,751)           --         (32,751)         136,878          124,523
LVIP Mondrian International Value Service
 Class                                               (159,221)           --        (159,221)         573,807          474,706
LVIP Money Market Standard Class                           --            12              12               --          (44,079)
LVIP Money Market Service Class                            --            72              72               --         (270,603)
LVIP Protected Profile 2010 Service Class              17,644            --          17,644           23,014           40,570
LVIP Protected Profile 2020 Service Class              89,612            --          89,612           35,018          118,843
LVIP Protected Profile 2030 Service Class               5,631            --           5,631           17,624           21,880
LVIP Protected Profile 2040 Service Class                  (9)           --             (9)              468              408
LVIP Protected Profile Conservative Service
 Class                                                785,047       179,392         964,439          363,192        2,221,444
LVIP Protected Profile Growth Service Class           161,536            --         161,536        2,770,326        3,803,445
LVIP Protected Profile Moderate Service Class         651,641            --         651,641        3,254,482        5,523,981
LVIP SSgA Bond Index Service Class                    342,753         4,323         347,076           64,489          611,975
LVIP SSgA Conservative Index Allocation
 Service Class                                         17,187         1,092          18,279          128,995          177,262
LVIP SSgA Conservative Structured Allocation
 Service Class                                         31,406        17,438          48,844          202,642          445,971
LVIP SSgA Developed International 150 Service
 Class                                                (16,520)           --         (16,520)         518,546          535,238
LVIP SSgA Emerging Markets 100 Service Class          (70,651)      704,913         634,262           18,149          706,896
LVIP SSgA Global Tactical Allocation RPM
 Service Class                                        129,305            --         129,305        1,749,097        2,324,067
LVIP SSgA International Index Service Class            38,416            --          38,416        1,099,070        1,131,962
LVIP SSgA Large Cap 100 Service Class                 345,481            --         345,481          736,313        1,041,128
LVIP SSgA Moderate Index Allocation Service
 Class                                                 14,169         4,276          18,445          498,196          560,899
LVIP SSgA Moderate Structured Allocation
 Service Class                                        190,572        99,157         289,729        1,649,696        2,662,921
LVIP SSgA Moderately Aggressive Index
 Allocation Service Class                              16,924         4,249          21,173          418,269          475,775
LVIP SSgA Moderately Aggressive Structured
 Allocation Service Class                             110,871        60,930         171,801          892,786        1,454,743
LVIP SSgA S&P 500 Index Standard Class                 16,179            --          16,179           39,734           50,448
LVIP SSgA S&P 500 Index Service Class                 677,224            --         677,224        2,020,388        2,489,667
LVIP SSgA Small-Cap Index Service Class               249,023            --         249,023          591,944          763,974

                                                DIVIDENDS                        NET
                                                  FROM       MORTALITY AND    INVESTMENT
                                               INVESTMENT       EXPENSE         INCOME
SUBACCOUNT                                       INCOME    GUARANTEE CHARGES    (LOSS)
----------------------------------------------------------------------------------------
LVIP SSgA Small-Mid Cap 200 Service Class      $   76,195  $         (56,940) $   19,255
LVIP T. Rowe Price Growth Stock Service Class          --            (95,918)    (95,918)
LVIP T. Rowe Price Structured Mid-Cap Growth
 Standard Class                                        --             (1,218)     (1,218)
LVIP T. Rowe Price Structured Mid-Cap Growth
 Service Class                                         --            (64,591)    (64,591)
LVIP Templeton Growth RPM Service Class            90,397            (87,158)      3,239
LVIP UBS Large Cap Growth RPM Standard Class           --             (1,949)     (1,949)
LVIP UBS Large Cap Growth RPM Service Class            --            (33,830)    (33,830)
LVIP Vanguard Domestic Equity ETF Service
 Class                                             34,407            (29,732)      4,675
LVIP Vanguard International Equity ETF
 Service Class                                     72,352            (22,660)     49,692
Lord Abbett Fundamental Equity Class VC               383               (748)       (365)
MFS VIT Core Equity Service Class                     315             (1,049)       (734)
MFS VIT Growth Initial Class                           --             (1,465)     (1,465)
MFS VIT Growth Service Class                           --            (12,414)    (12,414)
MFS VIT Total Return Initial Class                 17,677             (9,087)      8,590
MFS VIT Total Return Service Class                329,856           (228,303)    101,553
MFS VIT Utilities Initial Class                    33,153             (6,488)     26,665
MFS VIT Utilities Service Class                   891,241           (228,685)    662,556
NB AMT Mid Cap Growth I Class                          --            (58,697)    (58,697)
NB AMT Mid Cap Intrinsic Value I Class             22,481            (62,410)    (39,929)
Oppenheimer Global Securities Service Class         4,012             (1,814)      2,198
PIMCO VIT CommodityRealReturn Strategy
 Advisor Class                                     78,470            (46,233)     32,237
Putnam VT Global Health Care Class IB               1,071             (1,276)       (205)
Putnam VT Growth & Income Class IB                  1,025               (759)        266

See accompanying notes.

                                                                 DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                   FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                 GAIN (LOSS)      GAIN ON     GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                     ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Mid Cap 200 Service Class      $       99,207  $    268,177  $      367,384  $       (14,962) $       371,677
LVIP T. Rowe Price Growth Stock Service Class         209,064            --         209,064          598,017          711,163
LVIP T. Rowe Price Structured Mid-Cap Growth
 Standard Class                                         7,193         2,170           9,363             (924)           7,221
LVIP T. Rowe Price Structured Mid-Cap Growth
 Service Class                                        146,428       113,419         259,847          268,593          463,849
LVIP Templeton Growth RPM Service Class                14,318            --          14,318          868,052          885,609
LVIP UBS Large Cap Growth RPM Standard Class            2,073            --           2,073           16,141           16,265
LVIP UBS Large Cap Growth RPM Service Class            37,720            --          37,720          211,464          215,354
LVIP Vanguard Domestic Equity ETF Service
 Class                                                 16,252            --          16,252          176,415          197,342
LVIP Vanguard International Equity ETF
 Service Class                                         15,165            21          15,186          160,808          225,686
Lord Abbett Fundamental Equity Class VC                   750         1,096           1,846            6,574            8,055
MFS VIT Core Equity Service Class                       4,748            --           4,748            2,844            6,858
MFS VIT Growth Initial Class                           14,842            --          14,842            2,980           16,357
MFS VIT Growth Service Class                           48,031            --          48,031           72,902          108,519
MFS VIT Total Return Initial Class                     13,484            --          13,484           39,594           61,668
MFS VIT Total Return Service Class                    180,259            --         180,259          950,860        1,232,672
MFS VIT Utilities Initial Class                        22,422            --          22,422            3,078           52,165
MFS VIT Utilities Service Class                       246,195            --         246,195          579,705        1,488,456
NB AMT Mid Cap Growth I Class                         338,267            --         338,267           99,349          378,919
NB AMT Mid Cap Intrinsic Value I Class                 24,370       967,901         992,271         (466,778)         485,564
Oppenheimer Global Securities Service Class             5,154            --           5,154           31,965           39,317
PIMCO VIT CommodityRealReturn Strategy
 Advisor Class                                        (64,461)      110,505          46,044          (54,878)          23,403
Putnam VT Global Health Care Class IB                    (201)        6,912           6,711            7,814           14,320
Putnam VT Growth & Income Class IB                    (10,303)           --         (10,303)          14,733            4,696

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                             ABVPSF
                                                                             GLOBAL         ABVPSF        ABVPSF          ABVPSF
                                                                            THEMATIC        GROWTH     INTERNATIONAL     LARGE CAP
                                                                             GROWTH       AND INCOME       VALUE          GROWTH
                                                                             CLASS B        CLASS B       CLASS B         CLASS B
                                                                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,698,177  $   7,283,147  $   8,263,725  $     758,632
Changes From Operations:
  - Net investment income (loss)                                               (22,539)       (38,781)       197,040        (10,603)
  - Net realized gain (loss) on investments                                     38,215       (291,579)    (1,183,632)        21,049
  - Net change in unrealized appreciation or depreciation on investments      (465,736)       610,892     (1,088,389)       (41,308)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (450,060)       280,532     (2,074,981)       (30,862)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         202,740        231,465        608,461            577
  - Contract withdrawals and transfers to annuity reserves                    (140,585)      (814,906)      (688,924)       (71,263)
  - Contract transfers                                                         160,478       (500,852)       814,733        (16,658)
                                                                         -------------  -------------  -------------  -------------
                                                                               222,633     (1,084,293)       734,270        (87,344)
  Annuity Reserves:
  - Annuity Payments                                                                --         (1,097)            --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --           (198)            --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --         (1,295)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         222,633     (1,085,588)       734,270        (87,344)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (227,427)      (805,056)    (1,340,711)      (118,206)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,470,750      6,478,091      6,923,014        640,426
Changes From Operations:
  - Net investment income (loss)                                               (24,522)       (20,903)       (19,326)        (9,815)
  - Net realized gain (loss) on investments                                    (29,390)       (12,734)      (576,822)        41,151
  - Net change in unrealized appreciation or depreciation on investments       219,235        977,333      1,431,145         56,355
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                165,323        943,696        834,997         87,691
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                          56,611         12,123         80,168            864
  - Contract withdrawals and transfers to annuity reserves                    (108,543)      (825,892)      (792,738)       (39,088)
  - Contract transfers                                                         (60,940)      (516,226)        54,135       (135,773)
                                                                         -------------  -------------  -------------  -------------
                                                                              (112,872)    (1,329,995)      (658,435)      (173,997)
  Annuity Reserves:
  - Annuity Payments                                                                --         (1,157)            --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             92             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --         (1,065)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (112,872)    (1,331,060)      (658,435)      (173,997)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         52,451       (387,364)       176,562        (86,306)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,523,201  $   6,090,727  $   7,099,576  $     554,120
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                           AMERICAN
                                                                            ABVPSF        CENTURY VP     AMERICAN
                                                                         SMALL/MID CAP     INFLATION       FUNDS
                                                                             VALUE        PROTECTION   GLOBAL GROWTH
                                                                            CLASS B        CLASS II       CLASS 2
                                                                          SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   9,003,067  $  24,348,757  $  17,543,478
Changes From Operations:
  - Net investment income (loss)                                              (115,761)       593,682        (67,209)
  - Net realized gain (loss) on investments                                    416,310        694,953         92,648
  - Net change in unrealized appreciation or depreciation on investments    (1,197,641)     1,104,564     (1,795,346)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (897,092)     2,393,199     (1,769,907)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         827,399        335,965        142,323
  - Contract withdrawals and transfers to annuity reserves                    (732,819)    (1,818,084)    (1,380,160)
  - Contract transfers                                                      (1,072,424)      (316,213)       150,506
                                                                         -------------  -------------  -------------
                                                                              (977,844)    (1,798,332)    (1,087,331)
  Annuity Reserves:
  - Annuity Payments                                                                --         (3,790)            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --            330             --
                                                                         -------------  -------------  -------------
                                                                                    --         (3,460)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (977,844)    (1,801,792)    (1,087,331)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (1,874,936)       591,407     (2,857,238)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              7,128,131     24,940,164     14,686,240
Changes From Operations:
  - Net investment income (loss)                                              (102,239)       166,333       (123,492)
  - Net realized gain (loss) on investments                                    433,098      1,088,308        181,882
  - Net change in unrealized appreciation or depreciation on investments       794,074         79,044      2,647,936
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,124,933      1,333,685      2,706,326
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         451,280        194,575         92,717
  - Contract withdrawals and transfers to annuity reserves                    (831,597)    (2,835,846)    (1,496,621)
  - Contract transfers                                                        (601,245)      (310,060)    (2,033,997)
                                                                         -------------  -------------  -------------
                                                                              (981,562)    (2,951,331)    (3,437,901)
  Annuity Reserves:
  - Annuity Payments                                                              (237)        (3,638)            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      95            332             --
                                                                         -------------  -------------  -------------
                                                                                  (142)        (3,306)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (981,704)    (2,954,637)    (3,437,901)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        143,229     (1,620,952)      (731,575)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   7,271,360  $  23,319,212  $  13,954,665
                                                                         =============  =============  =============

                                                                            AMERICAN                       AMERICAN
                                                                              FUNDS         AMERICAN         FUNDS
                                                                          GLOBAL SMALL        FUNDS         GROWTH-
                                                                         CAPITALIZATION      GROWTH         INCOME
                                                                             CLASS 2         CLASS 2        CLASS 2
                                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   16,495,780  $  93,251,626  $  83,560,147
Changes From Operations:
  - Net investment income (loss)                                                (44,365)      (944,021)      (143,730)
  - Net realized gain (loss) on investments                                     243,213        460,677       (735,341)
  - Net change in unrealized appreciation or depreciation on investments     (3,094,114)    (4,220,709)    (1,802,703)
                                                                         --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,895,266)    (4,704,053)    (2,681,774)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                          442,243        913,772      1,023,752
  - Contract withdrawals and transfers to annuity reserves                   (1,317,806)    (9,636,562)    (7,135,715)
  - Contract transfers                                                       (1,476,900)    (7,645,508)    (5,755,134)
                                                                         --------------  -------------  -------------
                                                                             (2,352,463)   (16,368,298)   (11,867,097)
  Annuity Reserves:
  - Annuity Payments                                                                 --         (2,685)        (1,710)
  - Receipt (reimbursement) of mortality guarantee adjustments                       --            (87)           107
                                                                         --------------  -------------  -------------
                                                                                     --         (2,772)        (1,603)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (2,352,463)   (16,371,070)   (11,868,700)
                                                                         --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (5,247,729)   (21,075,123)   (14,550,474)
                                                                         --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              11,248,051     72,176,503     69,009,673
Changes From Operations:
  - Net investment income (loss)                                                (29,628)      (671,668)       (71,744)
  - Net realized gain (loss) on investments                                     (91,394)     1,113,518        409,422
  - Net change in unrealized appreciation or depreciation on investments      1,877,030     10,504,750      9,826,110
                                                                         --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               1,756,008     10,946,600     10,163,788
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                          192,185        241,527        606,003
  - Contract withdrawals and transfers to annuity reserves                   (1,518,208)    (8,890,901)    (8,493,926)
  - Contract transfers                                                         (391,449)    (3,626,588)    (3,519,354)
                                                                         --------------  -------------  -------------
                                                                             (1,717,472)   (12,275,962)   (11,407,277)
  Annuity Reserves:
  - Annuity Payments                                                               (446)        (2,597)        (2,628)
  - Receipt (reimbursement) of mortality guarantee adjustments                      178            205            (89)
                                                                         --------------  -------------  -------------
                                                                                   (268)        (2,392)        (2,717)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (1,717,740)   (12,278,354)   (11,409,994)
                                                                         --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          38,268     (1,331,754)    (1,246,206)
                                                                         --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   11,286,319  $  70,844,749  $  67,763,467
                                                                         ==============  =============  =============

                                                                                                           DELAWARE
                                                                           AMERICAN        BLACKROCK          VIP
                                                                             FUNDS          GLOBAL        DIVERSIFIED
                                                                         INTERNATIONAL  ALLOCATION V.I.     INCOME
                                                                            CLASS 2        CLASS III     SERVICE CLASS
                                                                          SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  44,063,816  $    13,806,109  $  44,404,564
Changes From Operations:
  - Net investment income (loss)                                                21,925          405,626        989,341
  - Net realized gain (loss) on investments                                   (435,122)         998,352      2,476,054
  - Net change in unrealized appreciation or depreciation on investments    (6,191,891)      (3,291,046)    (1,590,714)
                                                                         -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (6,605,088)      (1,887,068)     1,874,681
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         509,189       14,499,484      9,223,508
  - Contract withdrawals and transfers to annuity reserves                  (4,318,728)      (1,005,324)    (3,448,995)
  - Contract transfers                                                         660,642        9,955,609     (2,813,842)
                                                                         -------------  ---------------  -------------
                                                                            (3,148,897)      23,449,769      2,960,671
  Annuity Reserves:
  - Annuity Payments                                                            (1,612)              --         (3,324)
  - Receipt (reimbursement) of mortality guarantee adjustments                     113               --            283
                                                                         -------------  ---------------  -------------
                                                                                (1,499)              --         (3,041)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (3,150,396)      23,449,769      2,957,630
                                                                         -------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (9,755,484)      21,562,701      4,832,311
                                                                         -------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             34,308,332       35,368,810     49,236,875
Changes From Operations:
  - Net investment income (loss)                                               (78,719)         (71,171)       691,968
  - Net realized gain (loss) on investments                                   (600,058)         154,792      1,916,721
  - Net change in unrealized appreciation or depreciation on investments     5,830,006        3,248,947          4,704
                                                                         -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              5,151,229        3,332,568      2,613,393
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         306,519        9,804,381      4,255,683
  - Contract withdrawals and transfers to annuity reserves                  (3,768,368)      (2,773,600)    (4,431,866)
  - Contract transfers                                                      (1,994,544)       7,574,787      2,877,513
                                                                         -------------  ---------------  -------------
                                                                            (5,456,393)      14,605,568      2,701,330
  Annuity Reserves:
  - Annuity Payments                                                            (1,348)              --         (3,095)
  - Receipt (reimbursement) of mortality guarantee adjustments                     117               --            282
                                                                         -------------  ---------------  -------------
                                                                                (1,231)              --         (2,813)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (5,457,624)      14,605,568      2,698,517
                                                                         -------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (306,395)      17,938,136      5,311,910
                                                                         -------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  34,001,937  $    53,306,946  $  54,548,785
                                                                         =============  ===============  =============

                                                                           DELAWARE                                    DELAWARE VIP
                                                                              VIP          DELAWARE       DELAWARE     LIMITED-TERM
                                                                           EMERGING           VIP            VIP        DIVERSIFIED
                                                                            MARKETS       HIGH YIELD     HIGH YIELD       INCOME
                                                                         SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  17,597,531  $      651,513  $  16,394,024  $ 13,156,486
Changes From Operations:
  - Net investment income (loss)                                               (13,123)         47,236        996,949         5,412
  - Net realized gain (loss) on investments                                    245,548          10,163        339,642       248,042
  - Net change in unrealized appreciation or depreciation on investments    (4,428,662)        (51,424)    (1,221,144)     (139,564)
                                                                         -------------  --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,196,237)          5,975        115,447       113,890
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                       2,831,884              73        229,505     5,204,218
  - Contract withdrawals and transfers to annuity reserves                  (1,398,502)        (69,250)    (1,973,148)   (1,120,201)
  - Contract transfers                                                       1,853,607          66,809       (219,786)    3,919,854
                                                                         -------------  --------------  -------------  ------------
                                                                             3,286,989          (2,368)    (1,963,429)    8,003,871
  Annuity Reserves:
  - Annuity Payments                                                            (1,056)           (409)            --            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      75              31             --            --
                                                                         -------------  --------------  -------------  ------------
                                                                                  (981)           (378)            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       3,286,008          (2,746)    (1,963,429)    8,003,871
                                                                         -------------  --------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (910,229)          3,229     (1,847,982)    8,117,761
                                                                         -------------  --------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                             16,687,302         654,742     14,546,042    21,274,247
Changes From Operations:
  - Net investment income (loss)                                              (162,322)         49,034      1,019,474       (40,096)
  - Net realized gain (loss) on investments                                   (117,875)          5,792        231,921       221,507
  - Net change in unrealized appreciation or depreciation on investments     2,407,058          47,637        808,752        18,260
                                                                         -------------  --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,126,861         102,463      2,060,147       199,671
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                       1,380,716             111         97,073     3,375,660
  - Contract withdrawals and transfers to annuity reserves                  (1,842,351)        (56,108)    (1,966,009)   (2,280,365)
  - Contract transfers                                                         578,147          23,148       (910,111)    1,460,631
                                                                         -------------  --------------  -------------  ------------
                                                                               116,512         (32,849)    (2,779,047)    2,555,926
  Annuity Reserves:
  - Annuity Payments                                                              (847)           (394)            --          (234)
  - Receipt (reimbursement) of mortality guarantee adjustments                      75              27             --            84
                                                                         -------------  --------------  -------------  ------------
                                                                                  (772)           (367)            --          (150)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         115,740         (33,216)    (2,779,047)    2,555,776
                                                                         -------------  --------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,242,601          69,247       (718,900)    2,755,447
                                                                         -------------  --------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $  18,929,903  $      723,989  $  13,827,142  $ 24,029,694
                                                                         =============  ==============  =============  ============

See accompanying notes.

                                                                                                         DELAWARE VIP
                                                                            DELAWARE       DELAWARE        SMALL CAP
                                                                            VIP REIT       VIP REIT          VALUE
                                                                         STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $      790,420  $  10,340,763  $      896,644
Changes From Operations:
  - Net investment income (loss)                                                  1,091        (39,861)         (7,497)
  - Net realized gain (loss) on investments                                     (36,388)      (397,281)         26,065
  - Net change in unrealized appreciation or depreciation on investments        104,011      1,312,451         (40,413)
                                                                         --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  68,714        875,309         (21,845)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                               84        863,646           1,207
  - Contract withdrawals and transfers to annuity reserves                      (74,923)    (1,188,980)        (58,930)
  - Contract transfers                                                          (30,353)       420,904         (37,203)
                                                                         --------------  -------------  --------------
                                                                               (105,192)        95,570         (94,926)
  Annuity Reserves:
  - Annuity Payments                                                                 --           (750)           (413)
  - Receipt (reimbursement) of mortality guarantee adjustments                       --           (234)             30
                                                                         --------------  -------------  --------------
                                                                                     --           (984)           (383)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (105,192)        94,586         (95,309)
                                                                         --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (36,478)       969,895        (117,154)
                                                                         --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                                 753,942     11,310,658         779,490
Changes From Operations:
  - Net investment income (loss)                                                  1,458        (41,122)         (6,255)
  - Net realized gain (loss) on investments                                     (11,770)        60,873         102,789
  - Net change in unrealized appreciation or depreciation on investments        122,373      1,597,573         (10,699)
                                                                         --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 112,061      1,617,324          85,835
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                              138        653,404             244
  - Contract withdrawals and transfers to annuity reserves                      (88,707)    (1,372,287)       (154,692)
  - Contract transfers                                                           (4,053)      (313,681)          4,765
                                                                         --------------  -------------  --------------
                                                                                (92,622)    (1,032,564)       (149,683)
  Annuity Reserves:
  - Annuity Payments                                                                 --         (1,346)           (391)
  - Receipt (reimbursement) of mortality guarantee adjustments                       --            (53)             25
                                                                         --------------  -------------  --------------
                                                                                     --         (1,399)           (366)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (92,622)    (1,033,963)       (150,049)
                                                                         --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          19,439        583,361         (64,214)
                                                                         --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                          $      773,381  $  11,894,019  $      715,276
                                                                         ==============  =============  ==============

                                                                         DELAWARE VIP    DELAWARE VIP   DELAWARE VIP
                                                                           SMALL CAP       SMID CAP       SMID CAP
                                                                             VALUE          GROWTH         GROWTH
                                                                         SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  18,102,120  $      485,534  $   6,424,434
Changes From Operations:
  - Net investment income (loss)                                              (262,242)         (1,957)       (60,367)
  - Net realized gain (loss) on investments                                    325,789          35,644        574,093
  - Net change in unrealized appreciation or depreciation on investments      (908,534)         (1,049)      (261,826)
                                                                         -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (844,987)         32,638        251,900
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                       1,858,775           1,744        606,805
  - Contract withdrawals and transfers to annuity reserves                  (1,715,281)        (42,188)      (956,196)
  - Contract transfers                                                         890,870         (69,008)      (407,767)
                                                                         -------------  --------------  -------------
                                                                             1,034,364        (109,452)      (757,158)
  Annuity Reserves:
  - Annuity Payments                                                                --            (368)            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --              30             --
                                                                         -------------  --------------  -------------
                                                                                    --            (338)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       1,034,364        (109,790)      (757,158)
                                                                         -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        189,377         (77,152)      (505,258)
                                                                         -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             18,291,497         408,382      5,919,176
Changes From Operations:
  - Net investment income (loss)                                              (259,655)         (4,965)      (129,681)
  - Net realized gain (loss) on investments                                  1,783,477          39,099        593,965
  - Net change in unrealized appreciation or depreciation on investments       612,973           2,987        109,633
                                                                         -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,136,795          37,121        573,917
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         887,717           1,600        510,531
  - Contract withdrawals and transfers to annuity reserves                  (1,855,497)        (72,811)      (635,182)
  - Contract transfers                                                        (296,039)         13,013      1,781,450
                                                                         -------------  --------------  -------------
                                                                            (1,263,819)        (58,198)     1,656,799
  Annuity Reserves:
  - Annuity Payments                                                                --            (385)            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --              25             --
                                                                         -------------  --------------  -------------
                                                                                    --            (360)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (1,263,819)        (58,558)     1,656,799
                                                                         -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        872,976         (21,437)     2,230,716
                                                                         -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  19,164,473  $      386,945  $   8,149,892
                                                                         =============  ==============  =============

                                                                          DELAWARE VIP     DELAWARE       DELAWARE
                                                                          U.S. GROWTH      VIP VALUE      VIP VALUE
                                                                         SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   2,445,380  $     184,583  $   7,602,371
Changes From Operations:
  - Net investment income (loss)                                               (35,241)         1,097           (647)
  - Net realized gain (loss) on investments                                    147,052          3,210       (179,032)
  - Net change in unrealized appreciation or depreciation on investments        53,842         10,663        670,255
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                165,653         14,970        490,576
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                       1,049,007             --        883,990
  - Contract withdrawals and transfers to annuity reserves                    (264,417)       (17,296)    (1,087,004)
  - Contract transfers                                                         185,802         22,794        471,458
                                                                         -------------  -------------  -------------
                                                                               970,392          5,498        268,444
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         970,392          5,498        268,444
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,136,045         20,468        759,020
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              3,581,425        205,051      8,361,391
Changes From Operations:
  - Net investment income (loss)                                               (73,526)         1,240         35,237
  - Net realized gain (loss) on investments                                    195,385         11,414        122,940
  - Net change in unrealized appreciation or depreciation on investments       450,483          7,897        891,144
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                572,342         20,551      1,049,321
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         512,191             29        319,037
  - Contract withdrawals and transfers to annuity reserves                    (366,089)       (28,578)    (1,279,535)
  - Contract transfers                                                         917,444        (50,417)       442,239
                                                                         -------------  -------------  -------------
                                                                             1,063,546        (78,966)      (518,259)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       1,063,546        (78,966)      (518,259)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,635,888        (58,415)       531,062
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   5,217,313  $     146,636  $   8,892,453
                                                                         =============  =============  =============

                                                                                DWS            DWS           DWS            DWS
                                                                            ALTERNATIVE    EQUITY 500    EQUITY 500      SMALL CAP
                                                                         ASSET ALLOCATION     INDEX         INDEX          INDEX
                                                                            VIP CLASS B    VIP CLASS A   VIP CLASS B    VIP CLASS A
                                                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $      3,839,499  $ 2,341,674  $   3,086,837  $    592,306
Changes From Operations:
  - Net investment income (loss)                                                   (7,273)       2,674         (4,055)       (3,832)
  - Net realized gain (loss) on investments                                        19,927       33,873         48,515        (2,390)
  - Net change in unrealized appreciation or depreciation on investments         (144,842)     (31,012)       (33,990)      (27,332)
                                                                         ----------------  -----------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (132,188)       5,535         10,470       (33,554)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                            709,102       11,439          8,127           221
  - Contract withdrawals and transfers to annuity reserves                       (121,705)    (128,561)      (452,677)      (52,953)
  - Contract transfers                                                         (2,293,124)      13,404       (192,825)       47,908
                                                                         ----------------  -----------  -------------  ------------
                                                                               (1,705,727)    (103,718)      (637,375)       (4,824)
  Annuity Reserves:
  - Annuity Payments                                                                   --      (83,882)          (729)           --
  - Receipt (reimbursement) of mortality guarantee adjustments                         --            8             57            --
                                                                         ----------------  -----------  -------------  ------------
                                                                                       --      (83,874)          (672)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (1,705,727)    (187,592)      (638,047)       (4,824)
                                                                         ----------------  -----------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (1,837,915)    (182,057)      (627,577)      (38,378)
                                                                         ----------------  -----------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                                 2,001,584    2,159,617      2,459,260       553,928
Changes From Operations:
  - Net investment income (loss)                                                   36,350        5,554         (1,526)       (3,340)
  - Net realized gain (loss) on investments                                        28,999       89,968        100,683        (1,014)
  - Net change in unrealized appreciation or depreciation on investments          105,604      188,161        203,854        70,247
                                                                         ----------------  -----------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   170,953      283,683        303,011        65,893
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                            505,696        7,874         13,318           610
  - Contract withdrawals and transfers to annuity reserves                       (205,416)    (300,318)      (502,112)      (90,442)
  - Contract transfers                                                            369,001     (156,686)      (217,422)      (58,937)
                                                                         ----------------  -----------  -------------  ------------
                                                                                  669,281     (449,130)      (706,216)     (148,769)
  Annuity Reserves:
  - Annuity Payments                                                                   --           --           (701)           --
  - Receipt (reimbursement) of mortality guarantee adjustments                         --           --             64            --
                                                                         ----------------  -----------  -------------  ------------
                                                                                       --           --           (637)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            669,281     (449,130)      (706,853)     (148,769)
                                                                         ----------------  -----------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           840,234     (165,447)      (403,842)      (82,876)
                                                                         ----------------  -----------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $      2,841,818  $ 1,994,170  $   2,055,418  $    471,052
                                                                         ================  ===========  =============  ============

See accompanying notes.

                                                                               DWS       FIDELITY VIP  FIDELITY VIP
                                                                            SMALL CAP     CONTRAFUND   EQUITY-INCOME
                                                                              INDEX         SERVICE       INITIAL
                                                                          VIP CLASS B       CLASS 2        CLASS
                                                                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,946,989  $  40,250,191  $     589,945
Changes From Operations:
  - Net investment income (loss)                                               (19,930)      (352,040)         6,233
  - Net realized gain (loss) on investments                                    (43,784)      (669,563)        (5,382)
  - Net change in unrealized appreciation or depreciation on investments       (56,842)      (873,819)        (2,463)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (120,556)    (1,895,422)        (1,612)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                          12,504      4,646,325             --
  - Contract withdrawals and transfers to annuity reserves                    (244,654)    (4,042,861)       (35,157)
  - Contract transfers                                                        (125,954)       704,541          1,925
                                                                         -------------  -------------  -------------
                                                                              (358,104)     1,308,005        (33,232)
  Annuity Reserves:
  - Annuity Payments                                                                --           (696)            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --           (211)            --
                                                                         -------------  -------------  -------------
                                                                                    --           (907)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (358,104)     1,307,098        (33,232)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (478,660)      (588,324)       (34,844)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,468,329     39,661,867        555,101
Changes From Operations:
  - Net investment income (loss)                                               (16,924)      (244,502)         8,208
  - Net realized gain (loss) on investments                                      6,334         46,381         19,246
  - Net change in unrealized appreciation or depreciation on investments       206,696      5,789,792         49,744
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                196,106      5,591,671         77,198
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                           3,758      2,883,043             --
  - Contract withdrawals and transfers to annuity reserves                    (221,474)    (4,072,987)      (104,988)
  - Contract transfers                                                         (75,934)    (1,427,302)       (20,193)
                                                                         -------------  -------------  -------------
                                                                              (293,650)    (2,617,246)      (125,181)
  Annuity Reserves:
  - Annuity Payments                                                                --         (1,091)            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --            213             --
                                                                         -------------  -------------  -------------
                                                                                    --           (878)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (293,650)    (2,618,124)      (125,181)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (97,544)     2,973,547        (47,983)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,370,785  $  42,635,414  $     507,118
                                                                         =============  =============  =============

                                                                         FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                                                         EQUITY-INCOME      GROWTH         GROWTH
                                                                            SERVICE         INITIAL        SERVICE
                                                                            CLASS 2          CLASS         CLASS 2
                                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   2,043,346  $     217,326  $   3,089,942
Changes From Operations:
  - Net investment income (loss)                                                 9,699         (2,238)       (50,319)
  - Net realized gain (loss) on investments                                    (61,064)         5,787        121,841
  - Net change in unrealized appreciation or depreciation on investments        39,970         (4,564)      (120,528)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (11,395)        (1,015)       (49,006)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                          62,935             --        528,388
  - Contract withdrawals and transfers to annuity reserves                    (294,220)       (23,237)      (287,448)
  - Contract transfers                                                        (123,509)          (209)        35,650
                                                                         -------------  -------------  -------------
                                                                              (354,794)       (23,446)       276,590
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (354,794)       (23,446)       276,590
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (366,189)       (24,461)       227,584
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,677,157        192,865      3,317,526
Changes From Operations:
  - Net investment income (loss)                                                20,501         (1,875)       (51,314)
  - Net realized gain (loss) on investments                                     91,128          7,598        184,450
  - Net change in unrealized appreciation or depreciation on investments       136,019         17,274        269,144
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                247,648         22,997        402,280
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                           1,144             --        437,813
  - Contract withdrawals and transfers to annuity reserves                    (250,704)        (4,388)      (310,567)
  - Contract transfers                                                          19,223        (42,631)       637,104
                                                                         -------------  -------------  -------------
                                                                              (230,337)       (47,019)       764,350
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (230,337)       (47,019)       764,350
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         17,311        (24,022)     1,166,630
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,694,468  $     168,843  $   4,484,156
                                                                         =============  =============  =============

                                                                          FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                                             MID CAP       OVERSEAS       OVERSEAS
                                                                             SERVICE        INITIAL        SERVICE
                                                                             CLASS 2         CLASS         CLASS 2
                                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  22,285,551  $     101,129  $   4,156,534
Changes From Operations:
  - Net investment income (loss)                                              (389,524)           (40)       (27,132)
  - Net realized gain (loss) on investments                                    312,665             26       (397,879)
  - Net change in unrealized appreciation or depreciation on investments    (3,284,633)       (18,255)      (643,105)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (3,361,492)       (18,269)    (1,068,116)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                       3,919,826             --        322,459
  - Contract withdrawals and transfers to annuity reserves                  (1,827,441)        (4,893)      (600,616)
  - Contract transfers                                                       2,346,838            588        405,973
                                                                         -------------  -------------  -------------
                                                                             4,439,223         (4,305)       127,816
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       4,439,223         (4,305)       127,816
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,077,731        (22,574)      (940,300)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             23,363,282         78,555      3,216,234
Changes From Operations:
  - Net investment income (loss)                                              (356,541)           397          1,601
  - Net realized gain (loss) on investments                                  2,627,905           (348)       (83,779)
  - Net change in unrealized appreciation or depreciation on investments       820,898         13,465        646,368
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              3,092,262         13,514        564,190
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                       2,759,704             --         39,275
  - Contract withdrawals and transfers to annuity reserves                  (2,383,537)       (13,684)      (343,920)
  - Contract transfers                                                       1,645,536           (812)       (85,828)
                                                                         -------------  -------------  -------------
                                                                             2,021,703        (14,496)      (390,473)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       2,021,703        (14,496)      (390,473)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      5,113,965           (982)       173,717
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  28,477,247  $      77,573  $   3,389,951
                                                                         =============  =============  =============

                                                                                           FTVIPT
                                                                             FTVIPT       FRANKLIN         FTVIPT        FTVIPT
                                                                            FRANKLIN    SMALL-MID CAP      MUTUAL       TEMPLETON
                                                                             INCOME        GROWTH          SHARES      GLOBAL BOND
                                                                           SECURITIES    SECURITIES      SECURITIES    SECURITIES
                                                                             CLASS 2       CLASS 2         CLASS 2       CLASS 2
                                                                           SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  25,815,263  $   9,300,368  $  18,048,001  $  17,080,105
Changes From Operations:
  - Net investment income (loss)                                             1,039,396       (147,318)       154,750        655,305
  - Net realized gain (loss) on investments                                   (209,045)       279,144       (165,738)       620,823
  - Net change in unrealized appreciation or depreciation on investments      (663,004)      (647,347)      (460,970)    (1,706,272)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                167,347       (515,521)      (471,958)      (430,144)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                       2,346,058        409,486      2,315,977         64,190
  - Contract withdrawals and transfers to annuity reserves                  (1,645,796)      (905,026)    (1,142,149)    (1,483,039)
  - Contract transfers                                                      (1,839,800)      (541,089)       413,069       (376,745)
                                                                         -------------  -------------  -------------  -------------
                                                                            (1,139,538)    (1,036,629)     1,586,897     (1,795,594)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (1,139,538)    (1,036,629)     1,586,897     (1,795,594)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (972,191)    (1,552,150)     1,114,939     (2,225,738)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             24,843,072      7,748,218     19,162,940     14,854,367
Changes From Operations:
  - Net investment income (loss)                                             1,343,387       (126,391)        98,322        651,070
  - Net realized gain (loss) on investments                                   (159,498)       764,556       (112,269)       351,731
  - Net change in unrealized appreciation or depreciation on investments     1,500,424         53,877      2,346,857        667,910
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,684,313        692,042      2,332,910      1,670,711
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                       2,452,766         37,960      1,253,759         59,271
  - Contract withdrawals and transfers to annuity reserves                  (3,526,133)    (1,048,746)    (1,531,556)    (1,981,692)
  - Contract transfers                                                         350,155       (608,542)      (942,544)    (1,622,304)
                                                                         -------------  -------------  -------------  -------------
                                                                              (723,212)    (1,619,328)    (1,220,341)    (3,544,725)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (723,212)    (1,619,328)    (1,220,341)    (3,544,725)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,961,101       (927,286)     1,112,569     (1,874,014)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  26,804,173  $   6,820,932  $  20,275,509  $  12,980,353
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                           GOLDMAN
                                                                             FTVIPT       SACHS VIT
                                                                            TEMPLETON     LARGE CAP
                                                                             GROWTH         VALUE
                                                                           SECURITIES      SERVICE     HUNTINGTON VA
                                                                             CLASS 2        CLASS        BALANCED
                                                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   5,102,032  $     857,331  $          --
Changes From Operations:
  - Net investment income (loss)                                               (14,226)         3,831             --
  - Net realized gain (loss) on investments                                   (177,979)        14,743             --
  - Net change in unrealized appreciation or depreciation on investments      (154,156)      (130,968)            --
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (346,361)      (112,394)            --
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                           3,231        425,570             --
  - Contract withdrawals and transfers to annuity reserves                    (685,883)       (27,740)            --
  - Contract transfers                                                        (183,116)       325,775             --
                                                                         -------------  -------------  -------------
                                                                              (865,768)       723,605             --
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (865,768)       723,605             --
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (1,212,129)       611,211             --
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              3,889,903      1,468,542             --
Changes From Operations:
  - Net investment income (loss)                                                15,473          1,623             12
  - Net realized gain (loss) on investments                                   (232,304)        56,658             28
  - Net change in unrealized appreciation or depreciation on investments       852,372        192,369            222
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                635,541        250,650            262
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                           8,494         19,936          2,772
  - Contract withdrawals and transfers to annuity reserves                    (705,397)       (77,490)           (43)
  - Contract transfers                                                        (394,659)      (148,960)         1,787
                                                                         -------------  -------------  -------------
                                                                            (1,091,562)      (206,514)         4,516
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (1,091,562)      (206,514)         4,516
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (456,021)        44,136          4,778
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   3,433,882  $   1,512,678  $       4,778
                                                                         =============  =============  =============

                                                                                         INVESCO V.I.   INVESCO V.I.
                                                                         HUNTINGTON VA      CAPITAL        CAPITAL
                                                                           DIVIDEND      APPRECIATION   APPRECIATION
                                                                            CAPTURE        SERIES I       SERIES II
                                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $          --  $     177,636  $      69,484
Changes From Operations:
  - Net investment income (loss)                                                    --         (2,563)        (1,101)
  - Net realized gain (loss) on investments                                         --         (3,738)          (438)
  - Net change in unrealized appreciation or depreciation on investments            --         (9,876)        (4,909)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     --        (16,177)        (6,448)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                              --            240            131
  - Contract withdrawals and transfers to annuity reserves                          --        (23,791)        (2,419)
  - Contract transfers                                                              --           (622)            --
                                                                         -------------  -------------  -------------
                                                                                    --        (24,173)        (2,288)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              --        (24,173)        (2,288)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             --        (40,350)        (8,736)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                     --        137,286         60,748
Changes From Operations:
  - Net investment income (loss)                                                 1,178           (826)          (357)
  - Net realized gain (loss) on investments                                         31          1,903         (4,912)
  - Net change in unrealized appreciation or depreciation on investments           726         19,261         14,202
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  1,935         20,338          8,933
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                          16,005             80             42
  - Contract withdrawals and transfers to annuity reserves                        (223)          (948)        (1,082)
  - Contract transfers                                                          24,147       (156,756)       (68,641)
                                                                         -------------  -------------  -------------
                                                                                39,929       (157,624)       (69,681)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          39,929       (157,624)       (69,681)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         41,864       (137,286)       (60,748)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $      41,864  $          --  $          --
                                                                         =============  =============  =============

                                                                                                       INVESCO V.I.
                                                                          INVESCO V.I.   INVESCO V.I.  INTERNATIONAL
                                                                           CORE EQUITY    CORE EQUITY     GROWTH
                                                                            SERIES I       SERIES II     SERIES I
                                                                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     419,992  $       9,230  $     122,723
Changes From Operations:
  - Net investment income (loss)                                                (2,159)           (65)           170
  - Net realized gain (loss) on investments                                      4,685            142          2,047
  - Net change in unrealized appreciation or depreciation on investments        (7,571)          (266)       (11,923)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (5,045)          (189)        (9,706)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                           3,100          1,248             --
  - Contract withdrawals and transfers to annuity reserves                     (25,457)        (2,010)        (3,462)
  - Contract transfers                                                         (10,046)            --             88
                                                                         -------------  -------------  -------------
                                                                               (32,403)          (762)        (3,374)
  Annuity Reserves:
  - Annuity Payments                                                              (533)            --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      18             --             --
                                                                         -------------  -------------  -------------
                                                                                  (515)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (32,918)          (762)        (3,374)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (37,963)          (951)       (13,080)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                382,029          8,279        109,643
Changes From Operations:
  - Net investment income (loss)                                                (1,656)           (56)            94
  - Net realized gain (loss) on investments                                     25,241             11          2,332
  - Net change in unrealized appreciation or depreciation on investments        13,700          1,083         12,300
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 37,285          1,038         14,726
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                             221          1,248             --
  - Contract withdrawals and transfers to annuity reserves                     (64,169)            --         (4,673)
  - Contract transfers                                                        (130,851)            --             73
                                                                         -------------  -------------  -------------
                                                                              (194,799)         1,248         (4,600)
  Annuity Reserves:
  - Annuity Payments                                                              (544)            --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      36             --             --
                                                                         -------------  -------------  -------------
                                                                                  (508)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (195,307)         1,248         (4,600)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (158,022)         2,286         10,126
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $     224,007  $      10,565  $     119,769
                                                                         =============  =============  =============

                                                                                         INVESCO VAN    INVESCO VAN
                                                                          INVESCO V.I.   KAMPEN V.I.    KAMPEN V.I.       JANUS
                                                                          INTERNATIONAL   AMERICAN       AMERICAN     ASPEN SERIES
                                                                             GROWTH       FRANCHISE      FRANCHISE      BALANCED
                                                                            SERIES II     SERIES I       SERIES II    SERVICE CLASS
                                                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     219,863  $          --  $          --  $     653,622
Changes From Operations:
  - Net investment income (loss)                                                  (826)            --             --          4,092
  - Net realized gain (loss) on investments                                      1,609             --             --         44,935
  - Net change in unrealized appreciation or depreciation on investments       (19,216)            --             --        (51,418)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (18,433)            --             --         (2,391)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                             258             --             --            361
  - Contract withdrawals and transfers to annuity reserves                      (1,511)            --             --        (49,417)
  - Contract transfers                                                            (699)            --             --         20,087
                                                                         -------------  -------------  -------------  -------------
                                                                                (1,952)            --             --        (28,969)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (1,952)            --             --        (28,969)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (20,385)            --             --        (31,360)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                199,478             --             --        622,262
Changes From Operations:
  - Net investment income (loss)                                                  (921)        (1,568)          (674)         6,034
  - Net realized gain (loss) on investments                                     49,148         (1,264)          (703)        51,704
  - Net change in unrealized appreciation or depreciation on investments       (26,780)        (3,281)        (1,627)         9,032
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 21,447         (6,113)        (3,004)        66,770
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                              97            160            301            424
  - Contract withdrawals and transfers to annuity reserves                     (62,914)       (15,705)        (6,886)       (53,546)
  - Contract transfers                                                         (96,109)       155,440         68,641         32,304
                                                                         -------------  -------------  -------------  -------------
                                                                              (158,926)       139,895         62,056        (20,818)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (158,926)       139,895         62,056        (20,818)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (137,479)       133,782         59,052         45,952
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $      61,999  $     133,782  $      59,052  $     668,214
                                                                         =============  =============  =============  =============

See accompanying notes.


                                                                             JANUS          JANUS            LVIP
                                                                         ASPEN SERIES   ASPEN SERIES       AMERICAN
                                                                          ENTERPRISE      WORLDWIDE      GLOBAL GROWTH
                                                                         SERVICE CLASS  SERVICE CLASS  SERVICE CLASS II
                                                                          SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     663,530  $      20,304  $        129,265
Changes From Operations:
  - Net investment income (loss)                                                (9,625)          (145)          (13,063)
  - Net realized gain (loss) on investments                                     68,808            856            (7,583)
  - Net change in unrealized appreciation or depreciation on investments       (75,294)        (2,591)         (114,084)
                                                                         -------------  -------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (16,111)        (1,880)         (134,730)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                             755             11           882,588
  - Contract withdrawals and transfers to annuity reserves                     (62,946)        (8,109)          (19,908)
  - Contract transfers                                                         (43,097)           921           551,998
                                                                         -------------  -------------  ----------------
                                                                              (105,288)        (7,177)        1,414,678
  Annuity Reserves:
  - Annuity Payments                                                                --             --                --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --                --
                                                                         -------------  -------------  ----------------
                                                                                    --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (105,288)        (7,177)        1,414,678
                                                                         -------------  -------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (121,399)        (9,057)        1,279,948
                                                                         -------------  -------------  ----------------
NET ASSETS AT DECEMBER 31, 2011                                                542,131         11,247         1,409,213
Changes From Operations:
  - Net investment income (loss)                                                (7,373)           (67)          (12,424)
  - Net realized gain (loss) on investments                                     73,466            404            20,453
  - Net change in unrealized appreciation or depreciation on investments         8,554          1,478           311,279
                                                                         -------------  -------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 74,647          1,815           319,308
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                             505              4           193,355
  - Contract withdrawals and transfers to annuity reserves                     (14,763)        (3,110)          (51,832)
  - Contract transfers                                                        (183,224)          (312)          143,994
                                                                         -------------  -------------  ----------------
                                                                              (197,482)        (3,418)          285,517
  Annuity Reserves:
  - Annuity Payments                                                                --             --                --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --                --
                                                                         -------------  -------------  ----------------
                                                                                    --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (197,482)        (3,418)          285,517
                                                                         -------------  -------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (122,835)        (1,603)          604,825
                                                                         -------------  -------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                          $     419,296  $       9,644  $      2,014,038
                                                                         =============  =============  ================

                                                                               LVIP                                LVIP
                                                                             AMERICAN            LVIP            AMERICAN
                                                                           GLOBAL SMALL        AMERICAN           GROWTH-
                                                                          CAPITALIZATION        GROWTH            INCOME
                                                                         SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $         75,551  $        397,998  $        371,435
Changes From Operations:
  - Net investment income (loss)                                                   (5,559)          (37,831)          (32,329)
  - Net realized gain (loss) on investments                                       (14,328)          (24,714)            1,029
  - Net change in unrealized appreciation or depreciation on investments         (210,873)         (175,795)          (56,350)
                                                                         ----------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (230,760)         (238,340)          (87,650)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                          1,300,358         3,071,107         2,829,116
  - Contract withdrawals and transfers to annuity reserves                       (230,396)          (79,217)          (78,556)
  - Contract transfers                                                            489,288           722,789           736,844
                                                                         ----------------  ----------------  ----------------
                                                                                1,559,250         3,714,679         3,487,404
  Annuity Reserves:
  - Annuity Payments                                                                   --                --                --
  - Receipt (reimbursement) of mortality guarantee adjustments                         --                --                --
                                                                         ----------------  ----------------  ----------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          1,559,250         3,714,679         3,487,404
                                                                         ----------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,328,490         3,476,339         3,399,754
                                                                         ----------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2011                                                 1,404,041         3,874,337         3,771,189
Changes From Operations:
  - Net investment income (loss)                                                  (12,608)          (97,400)          (31,760)
  - Net realized gain (loss) on investments                                        (9,273)           53,909            80,190
  - Net change in unrealized appreciation or depreciation on investments          293,690           805,190           712,151
                                                                         ----------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   271,809           761,699           760,581
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                            753,375         2,077,874         1,959,901
  - Contract withdrawals and transfers to annuity reserves                        (88,250)         (188,818)         (187,346)
  - Contract transfers                                                            186,967         1,132,897         1,229,831
                                                                         ----------------  ----------------  ----------------
                                                                                  852,092         3,021,953         3,002,386
  Annuity Reserves:
  - Annuity Payments                                                                   --                --                --
  - Receipt (reimbursement) of mortality guarantee adjustments                         --                --                --
                                                                         ----------------  ----------------  ----------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            852,092         3,021,953         3,002,386
                                                                         ----------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,123,901         3,783,652         3,762,967
                                                                         ----------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                          $      2,527,942  $      7,657,989  $      7,534,156
                                                                         ================  ================  ================


                                                                                                              LVIP
                                                                                                            BLACKROCK
                                                                               LVIP         LVIP BARON      EMERGING
                                                                             AMERICAN         GROWTH         MARKETS
                                                                           INTERNATIONAL   OPPORTUNITIES    INDEX RPM
                                                                         SERVICE CLASS II  SERVICE CLASS  SERVICE CLASS
                                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $        132,078  $   7,321,779  $          --
Changes From Operations:
  - Net investment income (loss)                                                  (23,887)      (134,780)            --
  - Net realized gain (loss) on investments                                       (35,531)       280,201             --
  - Net change in unrealized appreciation or depreciation on investments         (296,496)        19,163             --
                                                                         ----------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (355,914)       164,584             --
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                          2,111,070      1,085,374             --
  - Contract withdrawals and transfers to annuity reserves                        (61,557)      (555,890)            --
  - Contract transfers                                                            947,589        (64,936)            --
                                                                         ----------------  -------------  -------------
                                                                                2,997,102        464,548             --
  Annuity Reserves:
  - Annuity Payments                                                                   --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                         --             --             --
                                                                         ----------------  -------------  -------------
                                                                                       --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          2,997,102        464,548             --
                                                                         ----------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,641,188        629,132             --
                                                                         ----------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                 2,773,266      7,950,911             --
Changes From Operations:
  - Net investment income (loss)                                                   32,499        (49,400)           493
  - Net realized gain (loss) on investments                                         8,240        703,301              1
  - Net change in unrealized appreciation or depreciation on investments          494,677        629,451          5,494
                                                                         ----------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   535,416      1,283,352          5,988
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                          1,108,469        620,762        115,308
  - Contract withdrawals and transfers to annuity reserves                       (139,746)      (769,143)            --
  - Contract transfers                                                            118,389        (33,751)        13,486
                                                                         ----------------  -------------  -------------
                                                                                1,087,112       (182,132)       128,794
  Annuity Reserves:
  - Annuity Payments                                                                   --           (279)            --
  - Receipt (reimbursement) of mortality guarantee adjustments                         --            115             --
                                                                         ----------------  -------------  -------------
                                                                                       --           (164)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          1,087,112       (182,296)       128,794
                                                                         ----------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,622,528      1,101,056        134,782
                                                                         ----------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $      4,395,794  $   9,051,967  $     134,782
                                                                         ================  =============  =============

                                                                              LVIP            LVIP
                                                                            BLACKROCK      BLACKROCK                        LVIP
                                                                             EQUITY        INFLATION         LVIP         CLARION
                                                                            DIVIDEND       PROTECTED       CAPITAL         GLOBAL
                                                                               RPM            BOND          GROWTH      REAL ESTATE
                                                                             SERVICE        SERVICE        SERVICE        SERVICE
                                                                              CLASS          CLASS          CLASS          CLASS
                                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,255,952   $  1,156,079   $  1,759,064   $  5,337,719
Changes From Operations:
 - Net investment income (loss)                                                (12,154)        80,379        (24,508)       (93,318)
 - Net realized gain (loss) on investments                                      (5,235)       155,632         43,889         78,787
 - Net change in unrealized appreciation or depreciation on investments        (41,625)       309,958       (258,478)      (597,251)
                                                                         -------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (59,014)       545,969       (239,097)      (611,782)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          284,905      6,322,465        470,629      1,035,452
 - Contract withdrawals and transfers to annuity reserves                     (100,837)      (176,232)       (56,473)      (261,615)
 - Contract transfers                                                           36,954      4,204,074        322,199        195,092
                                                                         -------------   ------------   ------------   ------------
                                                                               221,022     10,350,307        736,355        968,929
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------   ------------   ------------   ------------
                                                                                    --             --             --             --

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         221,022     10,350,307        736,355        968,929
                                                                         -------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        162,008     10,896,276        497,258        357,147
                                                                         -------------   ------------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2011                                              1,417,960     12,052,355      2,256,322      5,694,866
Changes From Operations:
 - Net investment income (loss)                                                (20,553)      (295,173)       (30,737)      (105,554)
 - Net realized gain (loss) on investments                                      25,933        582,812         32,850        150,013
 - Net change in unrealized appreciation or depreciation on investments        226,518        411,314        412,070      1,216,090
                                                                         -------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                231,898        698,953        414,183      1,260,549
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          649,534      5,509,367        169,720        562,357
 - Contract withdrawals and transfers to annuity reserves                      (99,191)      (695,163)      (126,225)      (463,311)
 - Contract transfers                                                          362,119      4,028,970        171,053       (370,909)
                                                                         -------------   ------------   ------------   ------------
                                                                               912,462      8,843,174        214,548       (271,863)
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------   ------------   ------------   ------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         912,462      8,843,174        214,548       (271,863)
                                                                         -------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,144,360      9,542,127        628,731        988,686
                                                                         -------------   ------------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2012                                          $   2,562,320   $ 21,594,482   $  2,885,053   $  6,683,552
                                                                         =============   ============   ============   ============

See accompanying notes.

                                                                              LVIP
                                                                            COLUMBIA
                                                                            SMALL-MID         LVIP          LVIP
                                                                           CAP GROWTH       DELAWARE      DELAWARE
                                                                               RPM            BOND          BOND
                                                                            SERVICE         STANDARD      SERVICE
                                                                              CLASS          CLASS         CLASS
                                                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,480,721  $  12,528,566  $  46,866,116
Changes From Operations:
 - Net investment income (loss)                                                (31,097)       207,419        840,453
 - Net realized gain (loss) on investments                                      54,328        487,685      1,920,472
 - Net change in unrealized appreciation or depreciation on investments       (229,039)        (6,838)        28,593
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (205,808)       688,266      2,789,518
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          573,038        135,591      8,851,069
 - Contract withdrawals and transfers to annuity reserves                      (90,712)    (1,684,052)    (4,593,376)
 - Contract transfers                                                           59,421       (416,504)     3,748,608
                                                                         -------------  -------------  -------------
                                                                               541,747     (1,964,965)     8,006,301
 Annuity Reserves:
 - Annuity Payments                                                                 --           (825)        (1,637)
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             69            140
                                                                         -------------  -------------  -------------
                                                                                    --           (756)        (1,497)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         541,747     (1,965,721)     8,004,804
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        335,939     (1,277,455)    10,794,322
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,816,660     11,251,111     57,660,438
Changes From Operations:
 - Net investment income (loss)                                                (33,960)        28,315        119,444
 - Net realized gain (loss) on investments                                      16,501        477,904      2,052,907
 - Net change in unrealized appreciation or depreciation on investments         94,378          9,934        717,778
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 76,919        516,153      2,890,129
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          272,410         35,226     10,332,166
 - Contract withdrawals and transfers to annuity reserves                     (109,269)    (1,895,142)    (4,743,566)
 - Contract transfers                                                          (67,819)      (321,029)     4,865,006
                                                                         -------------  -------------  -------------
                                                                                95,322     (2,180,945)    10,453,606
 Annuity Reserves:
 - Annuity Payments                                                                 --         (3,470)        (1,529)
 - Receipt (reimbursement) of mortality guarantee adjustments                       --           (582)           139
                                                                         -------------  -------------  -------------
                                                                                    --         (4,052)        (1,390)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          95,322     (2,184,997)    10,452,216
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        172,241     (1,668,844)    13,342,345
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,988,901  $   9,582,267  $  71,002,783
                                                                         =============  =============  =============

                                                                              LVIP            LVIP         LVIP
                                                                            DELAWARE        DELAWARE     DELAWARE
                                                                           DIVERSIFIED     FOUNDATION   FOUNDATION
                                                                            FLOATING       AGGRESSIVE   AGGRESSIVE
                                                                              RATE         ALLOCATION   ALLOCATION
                                                                             SERVICE        STANDARD      SERVICE
                                                                              CLASS          CLASS         CLASS
                                                                           SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     798,262  $     368,235  $   3,524,951
Changes From Operations:
 - Net investment income (loss)                                                 21,464          1,661          3,780
 - Net realized gain (loss) on investments                                      (6,105)        (9,002)       (43,533)
 - Net change in unrealized appreciation or depreciation on investments       (130,065)        (4,278)       (56,442)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (114,706)       (11,619)       (96,195)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,822,584             25          2,947
 - Contract withdrawals and transfers to annuity reserves                     (531,772)       (47,694)      (434,083)
 - Contract transfers                                                        2,307,242        (28,447)      (287,781)
                                                                         -------------  -------------  -------------
                                                                             4,598,054        (76,116)      (718,917)
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       4,598,054        (76,116)      (718,917)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      4,483,348        (87,735)      (815,112)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              5,281,610        280,500      2,709,839
Changes From Operations:
 - Net investment income (loss)                                                (23,000)           952         (5,779)
 - Net realized gain (loss) on investments                                      (6,136)        (3,442)        19,330
 - Net change in unrealized appreciation or depreciation on investments        169,554         33,145        272,151
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                140,418         30,655        285,702
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        1,824,745             34          3,470
 - Contract withdrawals and transfers to annuity reserves                     (563,202)       (17,944)      (159,484)
 - Contract transfers                                                        1,907,336        (12,302)      (435,924)
                                                                         -------------  -------------  -------------
                                                                             3,168,879        (30,212)      (591,938)
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       3,168,879        (30,212)      (591,938)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      3,309,297            443       (306,236)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   8,590,907  $     280,943  $   2,403,603
                                                                         =============  =============  =============

                                                                             LVIP
                                                                           DELAWARE          LVIP           LVIP
                                                                            GROWTH         DELAWARE       DELAWARE
                                                                              AND           SOCIAL         SOCIAL
                                                                            INCOME         AWARENESS     AWARENESS
                                                                            SERVICE        STANDARD       SERVICE
                                                                             CLASS           CLASS         CLASS
                                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,509,371  $     815,938  $   2,248,485
Changes From Operations:
 - Net investment income (loss)                                                (13,984)        (6,360)       (26,503)
 - Net realized gain (loss) on investments                                      (4,881)        10,221         42,903
 - Net change in unrealized appreciation or depreciation on investments        (10,557)       (11,417)       (43,543)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (29,422)        (7,556)       (27,143)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           61,353            597        543,613
 - Contract withdrawals and transfers to annuity reserves                     (118,326)       (35,545)      (376,141)
 - Contract transfers                                                          387,377        (51,785)       (52,039)
                                                                         -------------  -------------  -------------
                                                                               330,404        (86,733)       115,433
 Annuity Reserves:
 - Annuity Payments                                                                 --           (932)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             32             --
                                                                         -------------  -------------  -------------
                                                                                    --           (900)            --

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         330,404        (87,633)       115,433
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        300,982        (95,189)        88,290
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,810,353        720,749      2,336,775
Changes From Operations:
 - Net investment income (loss)                                                (17,057)        (5,785)       (31,611)
 - Net realized gain (loss) on investments                                      50,810         70,922        225,135
 - Net change in unrealized appreciation or depreciation on investments        188,538         28,811        112,528
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                222,291         93,948        306,052
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           23,230            664         35,346
 - Contract withdrawals and transfers to annuity reserves                     (124,809)       (84,347)      (340,861)
 - Contract transfers                                                         (311,496)       (31,093)       263,598
                                                                         -------------  -------------  -------------
                                                                              (413,075)      (114,776)       (41,917)
 Annuity Reserves:
 - Annuity Payments                                                                 --           (968)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             63             --
                                                                         -------------  -------------  -------------
                                                                                    --           (905)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (413,075)      (115,681)       (41,917)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (190,784)       (21,733)       264,135
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,619,569  $     699,016  $   2,600,910
                                                                         =============  =============  =============

                                                                              LVIP           LVIP                         LVIP
                                                                            DELAWARE     DIMENSIONAL        LVIP       DIMENSIONAL/
                                                                             SPECIAL       NON-U.S.     DIMENSIONAL      VANGUARD
                                                                         OPPORTUNITIES     EQUITY      U.S. EQUITY     TOTAL BOND
                                                                             SERVICE       SERVICE        SERVICE        SERVICE
                                                                              CLASS         CLASS          CLASS          CLASS
                                                                           SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,310,134  $          --  $          --  $          --
Changes From Operations:
 - Net investment income (loss)                                                (43,336)        (1,949)        (1,854)       (28,920)
 - Net realized gain (loss) on investments                                     106,393        (12,679)         1,333          4,559
 - Net change in unrealized appreciation or depreciation on investments       (386,224)       (19,012)        16,839         53,743
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (323,167)       (33,640)        16,318         29,382
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          526,352        488,241        472,380      1,154,304
 - Contract withdrawals and transfers to annuity reserves                     (194,196)        (2,833)          (928)      (122,548)
 - Contract transfers                                                          682,574         87,428        132,202      5,202,406
                                                                         -------------  -------------  -------------  -------------
                                                                             1,014,730        572,836        603,654      6,234,162
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       1,014,730        572,836        603,654      6,234,162
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        691,563        539,196        619,972      6,263,544
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              2,001,697        539,196        619,972      6,263,544
Changes From Operations:
 - Net investment income (loss)                                                (33,243)        13,970        (10,104)         1,655
 - Net realized gain (loss) on investments                                     305,806          6,581         39,658         78,765
 - Net change in unrealized appreciation or depreciation on investments         27,118        144,681        180,255         36,692
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                299,681        165,232        209,809        117,112
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          271,113        865,350      1,910,769      3,450,984
 - Contract withdrawals and transfers to annuity reserves                     (166,320)       (30,950)       (43,359)      (360,738)
 - Contract transfers                                                          690,342        145,365        355,220        263,469
                                                                         -------------  -------------  -------------  -------------
                                                                               795,135        979,765      2,222,630      3,353,715
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         795,135        979,765      2,222,630      3,353,715
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,094,816      1,144,997      2,432,439      3,470,827
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   3,096,513  $   1,684,193  $   3,052,411  $   9,734,371
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                                           LVIP
                                                                             LVIP           LVIP         JPMORGAN
                                                                            GLOBAL        JPMORGAN        MID CAP
                                                                            INCOME       HIGH YIELD      VALUE RPM
                                                                            SERVICE       SERVICE         SERVICE
                                                                             CLASS         CLASS           CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   7,511,475  $     138,587  $     790,627
Changes From Operations:
 - Net investment income (loss)                                                346,430        104,510        (15,419)
 - Net realized gain (loss) on investments                                      50,737         (6,340)         9,622
 - Net change in unrealized appreciation or depreciation on investments       (731,898)      (117,119)       (31,904)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (334,731)       (18,949)       (37,701)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        5,084,878      1,233,032        155,623
 - Contract withdrawals and transfers to annuity reserves                     (489,934)      (110,389)       (47,218)
 - Contract transfers                                                        2,538,951      2,288,206        158,477
                                                                         -------------  -------------  -------------
                                                                             7,133,895      3,410,849        266,882
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       7,133,895      3,410,849        266,882
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      6,799,164      3,391,900        229,181
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             14,310,639      3,530,487      1,019,808
Changes From Operations:
 - Net investment income (loss)                                                 (5,569)       200,977        (22,001)
 - Net realized gain (loss) on investments                                        (538)        67,642         30,026
 - Net change in unrealized appreciation or depreciation on investments        844,274        396,675        119,544
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                838,167        665,294        127,569
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,582,377        970,515        488,026
 - Contract withdrawals and transfers to annuity reserves                     (912,534)      (261,747)      (100,204)
 - Contract transfers                                                          927,876      1,850,019         16,949
                                                                         -------------  -------------  -------------
                                                                             2,597,719      2,558,787        404,771
 Annuity Reserves:
 - Annuity Payments                                                               (239)            --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       93             --             --
                                                                         -------------  -------------  -------------
                                                                                  (146)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       2,597,573      2,558,787        404,771
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      3,435,740      3,224,081        532,340
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  17,746,379  $   6,754,568  $   1,552,148
                                                                         =============  =============  =============

                                                                             LVIP
                                                                              MFS                         LVIP
                                                                         INTERNATIONAL      LVIP         MID-CAP
                                                                             GROWTH       MFS VALUE       VALUE
                                                                            SERVICE        SERVICE       SERVICE
                                                                             CLASS          CLASS         CLASS
                                                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   2,972,670  $   7,930,493  $   2,979,731
Changes From Operations:
 - Net investment income (loss)                                                 35,067        (21,835)       (53,642)
 - Net realized gain (loss) on investments                                     (63,060)       173,519         60,722
 - Net change in unrealized appreciation or depreciation on investments       (351,279)      (339,502)      (389,501)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (379,272)      (187,818)      (382,421)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          536,212      2,292,975        561,894
 - Contract withdrawals and transfers to annuity reserves                     (147,768)      (505,810)      (180,524)
 - Contract transfers                                                           74,888      1,045,320        266,004
                                                                         -------------  -------------  -------------
                                                                               463,332      2,832,485        647,374
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         463,332      2,832,485        647,374
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         84,060      2,644,667        264,953
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              3,056,730     10,575,160      3,244,684
Changes From Operations:
 - Net investment income (loss)                                                (40,555)       (62,443)       (58,987)
 - Net realized gain (loss) on investments                                       3,473        284,347        138,011
 - Net change in unrealized appreciation or depreciation on investments        615,268      1,353,544        636,187
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                578,186      1,575,448        715,211
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          549,293      1,737,193        509,935
 - Contract withdrawals and transfers to annuity reserves                     (274,950)      (579,667)      (313,981)
 - Contract transfers                                                          207,043       (316,016)      (250,353)
                                                                         -------------  -------------  -------------
                                                                               481,386        841,510        (54,399)
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         481,386        841,510        (54,399)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,059,572      2,416,958        660,812
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   4,116,302  $  12,992,118  $   3,905,496
                                                                         =============  =============  =============

                                                                              LVIP          LVIP
                                                                            MONDRIAN       MONDRIAN        LVIP
                                                                         INTERNATIONAL  INTERNATIONAL     MONEY
                                                                              VALUE         VALUE         MARKET
                                                                            STANDARD       SERVICE       STANDARD
                                                                              CLASS         CLASS         CLASS
                                                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,789,661  $   7,448,268  $   3,791,835
Changes From Operations:
 - Net investment income (loss)                                                 27,560         82,237        (51,213)
 - Net realized gain (loss) on investments                                     (35,291)      (123,350)             4
 - Net change in unrealized appreciation or depreciation on investments        (95,264)      (357,354)            --
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (102,995)      (398,467)       (51,209)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          152,672        371,398            768
 - Contract withdrawals and transfers to annuity reserves                     (203,407)      (922,268)    (1,192,475)
 - Contract transfers                                                           36,562        131,000        829,648
                                                                         -------------  -------------  -------------
                                                                               (14,173)      (419,870)      (362,059)
 Annuity Reserves:
 - Annuity Payments                                                                 --           (779)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             59             --
                                                                         -------------  -------------  -------------
                                                                                    --           (720)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (14,173)      (420,590)      (362,059)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (117,168)      (819,057)      (413,268)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,672,493      6,629,211      3,378,567
Changes From Operations:
 - Net investment income (loss)                                                 20,396         60,120        (44,091)
 - Net realized gain (loss) on investments                                     (32,751)      (159,221)            12
 - Net change in unrealized appreciation or depreciation on investments        136,878        573,807             --
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                124,523        474,706        (44,079)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            8,394         97,870         11,138
 - Contract withdrawals and transfers to annuity reserves                     (195,431)      (627,533)    (2,019,188)
 - Contract transfers                                                           12,749        (14,475)     1,254,814
                                                                         -------------  -------------  -------------
                                                                              (174,288)      (544,138)      (753,236)
 Annuity Reserves:
 - Annuity Payments                                                                 --           (656)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             60             --
                                                                         -------------  -------------  -------------
                                                                                    --           (596)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (174,288)      (544,734)      (753,236)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (49,765)       (70,028)      (797,315)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,622,728  $   6,559,183  $   2,581,252
                                                                         =============  =============  =============

                                                                                            LVIP           LVIP           LVIP
                                                                             LVIP         PROTECTED      PROTECTED      PROTECTED
                                                                             MONEY         PROFILE        PROFILE        PROFILE
                                                                            MARKET          2010           2020           2030
                                                                            SERVICE        SERVICE        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  14,882,422  $     935,858  $     501,684  $     414,905
Changes From Operations:
 - Net investment income (loss)                                               (264,445)        (5,085)       (11,297)        (3,731)
 - Net realized gain (loss) on investments                                          20         39,330         11,073          1,554
 - Net change in unrealized appreciation or depreciation on investments             --        (35,325)       (33,900)        (7,753)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (264,425)        (1,080)       (34,124)        (9,930)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        3,659,663             --          6,373             --
 - Contract withdrawals and transfers to annuity reserves                   (8,419,500)      (280,429)       (54,988)        (7,750)
 - Contract transfers                                                        5,390,378        178,305      2,685,309        (12,349)
                                                                         -------------  -------------  -------------  -------------
                                                                               630,541       (102,124)     2,636,694        (20,099)
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         630,541       (102,124)     2,636,694        (20,099)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        366,116       (103,204)     2,602,570        (30,029)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             15,248,538        832,654      3,104,254        384,876
Changes From Operations:
 - Net investment income (loss)                                               (270,675)           (88)        (5,787)        (1,375)
 - Net realized gain (loss) on investments                                          72         17,644         89,612          5,631
 - Net change in unrealized appreciation or depreciation on investments             --         23,014         35,018         17,624
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (270,603)        40,570        118,843         21,880
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        1,646,900             73            376             --
 - Contract withdrawals and transfers to annuity reserves                  (13,902,870)        (9,000)       (25,445)      (102,587)
 - Contract transfers                                                       14,571,302       (483,607)    (2,778,200)            --
                                                                         -------------  -------------  -------------  -------------
                                                                             2,315,332       (492,534)    (2,803,269)      (102,587)
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       2,315,332       (492,534)    (2,803,269)      (102,587)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,044,729       (451,964)    (2,684,426)       (80,707)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  17,293,267  $     380,690  $     419,828  $     304,169
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                             LVIP           LVIP           LVIP
                                                                           PROTECTED      PROTECTED      PROTECTED
                                                                            PROFILE        PROFILE        PROFILE
                                                                              2040      CONSERVATIVE      GROWTH
                                                                            SERVICE        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $      76,452  $  12,635,635  $  19,727,783
Changes From Operations:
 - Net investment income (loss)                                                   (411)        31,076         16,814
 - Net realized gain (loss) on investments                                      10,008        163,864        120,823
 - Net change in unrealized appreciation or depreciation on investments         (7,103)        34,090       (530,141)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  2,494        229,030       (392,504)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               --      3,799,808      3,353,349
 - Contract withdrawals and transfers to annuity reserves                      (26,383)      (891,724)    (1,728,792)
 - Contract transfers                                                          (44,288)     2,021,795        620,330
                                                                         -------------  -------------  -------------
                                                                               (70,671)     4,929,879      2,244,887
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (70,671)     4,929,879      2,244,887
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (68,177)     5,158,909      1,852,383
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                  8,275     17,794,544     21,580,166
Changes From Operations:
 - Net investment income (loss)                                                    (51)       893,813        871,583
 - Net realized gain (loss) on investments                                          (9)       964,439        161,536
 - Net change in unrealized appreciation or depreciation on investments            468        363,192      2,770,326
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    408      2,221,444      3,803,445
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               --     19,368,411     57,745,194
 - Contract withdrawals and transfers to annuity reserves                          (79)    (2,590,814)    (2,919,263)
 - Contract transfers                                                               --     15,264,891     18,186,497
                                                                         -------------  -------------  -------------
                                                                                   (79)    32,042,488     73,012,428
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS             (79)    32,042,488     73,012,428
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            329     34,263,932     76,815,873
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $       8,604  $  52,058,476  $  98,396,039
                                                                         =============  =============  =============

                                                                                                           LVIP
                                                                             LVIP           LVIP           SSgA
                                                                           PROTECTED        SSgA       CONSERVATIVE
                                                                            PROFILE         BOND           INDEX
                                                                           MODERATE         INDEX       ALLOCATION
                                                                            SERVICE        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  39,011,600  $  30,602,415  $          --
Changes From Operations:
 - Net investment income (loss)                                                (84,730)       374,658        (15,938)
 - Net realized gain (loss) on investments                                     566,164        481,500        (83,427)
 - Net change in unrealized appreciation or depreciation on investments     (1,128,913)       810,162         12,826
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (647,479)     1,666,320        (86,539)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        8,839,089      1,774,727        898,574
 - Contract withdrawals and transfers to annuity reserves                   (3,494,226)    (1,669,512)       (66,087)
 - Contract transfers                                                        6,963,595      1,174,266      1,079,800
                                                                         -------------  -------------  -------------
                                                                            12,308,458      1,279,481      1,912,287
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      12,308,458      1,279,481      1,912,287
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     11,660,979      2,945,801      1,825,748
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             50,672,579     33,548,216      1,825,748
Changes From Operations:
 - Net investment income (loss)                                              1,617,858        200,410         29,988
 - Net realized gain (loss) on investments                                     651,641        347,076         18,279
 - Net change in unrealized appreciation or depreciation on investments      3,254,482         64,489        128,995
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              5,523,981        611,975        177,262
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       55,690,451      3,690,486      1,171,030
 - Contract withdrawals and transfers to annuity reserves                   (4,605,944)    (1,981,979)      (151,807)
 - Contract transfers                                                       18,769,587      2,111,615        566,672
                                                                         -------------  -------------  -------------
                                                                            69,854,094      3,820,122      1,585,895
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      69,854,094      3,820,122      1,585,895
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     75,378,075      4,432,097      1,763,157
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $ 126,050,654  $  37,980,313  $   3,588,905
                                                                         =============  =============  =============

                                                                             LVIP           LVIP           LVIP
                                                                             SSgA           SSgA           SSgA
                                                                         CONSERVATIVE     DEVELOPED      EMERGING
                                                                          STRUCTURED    INTERNATIONAL     MARKETS
                                                                          ALLOCATION         150            100
                                                                            SERVICE        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $      50,557  $   4,677,746  $   7,217,769
Changes From Operations:
 - Net investment income (loss)                                                (31,190)        22,120         46,111
 - Net realized gain (loss) on investments                                      (3,008)       124,806        934,928
 - Net change in unrealized appreciation or depreciation on investments         37,029       (778,980)    (2,101,845)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  2,831       (632,054)    (1,120,806)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        4,296,175        206,799        774,660
 - Contract withdrawals and transfers to annuity reserves                     (108,564)      (195,975)      (322,889)
 - Contract transfers                                                          693,050         65,829       (471,387)
                                                                         -------------  -------------  -------------
                                                                             4,880,661         76,653        (19,616)
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       4,880,661         76,653        (19,616)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      4,883,492       (555,401)    (1,140,422)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              4,934,049      4,122,345      6,077,347
Changes From Operations:
 - Net investment income (loss)                                                194,485         33,212         54,485
 - Net realized gain (loss) on investments                                      48,844        (16,520)       634,262
 - Net change in unrealized appreciation or depreciation on investments        202,642        518,546         18,149
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                445,971        535,238        706,896
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,698,579        400,338        668,094
 - Contract withdrawals and transfers to annuity reserves                     (349,796)      (275,384)      (492,154)
 - Contract transfers                                                        2,289,201        199,097        833,885
                                                                         -------------  -------------  -------------
                                                                             4,637,984        324,051      1,009,825
 Annuity Reserves:
 - Annuity Payments                                                                 --             --           (342)
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --            130
                                                                         -------------  -------------  -------------
                                                                                    --             --           (212)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       4,637,984        324,051      1,009,613
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      5,083,955        859,289      1,716,509
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  10,018,004  $   4,981,634  $   7,793,856
                                                                         =============  =============  =============

                                                                             LVIP
                                                                             SSgA                          LVIP           LVIP
                                                                            GLOBAL          LVIP           SSgA           SSgA
                                                                           TACTICAL         SSgA           LARGE        MODERATE
                                                                          ALLOCATION    INTERNATIONAL       CAP           INDEX
                                                                              RPM           INDEX           100        ALLOCATION
                                                                            SERVICE        SERVICE        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   3,349,785  $   6,865,472  $  11,676,876  $     519,247
Changes From Operations:
 - Net investment income (loss)                                                (52,647)       (43,964)       (49,544)       (34,903)
 - Net realized gain (loss) on investments                                    (222,715)       121,516        761,840        (29,893)
 - Net change in unrealized appreciation or depreciation on investments       (164,146)    (1,071,160)      (691,148)         5,086
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (439,508)      (993,608)        21,148        (59,710)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        8,265,681        575,171        715,535      2,582,390
 - Contract withdrawals and transfers to annuity reserves                     (573,446)      (281,527)      (603,120)       (70,697)
 - Contract transfers                                                       12,323,576        610,437     (1,485,184)     1,407,314
                                                                         -------------  -------------  -------------  -------------
                                                                            20,015,811        904,081     (1,372,769)     3,919,007
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      20,015,811        904,081     (1,372,769)     3,919,007
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     19,576,303        (89,527)    (1,351,621)     3,859,297
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             22,926,088      6,775,945     10,325,255      4,378,544
Changes From Operations:
 - Net investment income (loss)                                                445,665         (5,524)       (40,666)        44,258
 - Net realized gain (loss) on investments                                     129,305         38,416        345,481         18,445
 - Net change in unrealized appreciation or depreciation on investments      1,749,097      1,099,070        736,313        498,196
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,324,067      1,131,962      1,041,128        560,899
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        8,146,354        560,563        447,246      4,028,736
 - Contract withdrawals and transfers to annuity reserves                   (1,425,557)      (367,868)      (761,120)      (343,526)
 - Contract transfers                                                        3,226,434         74,840         27,190      1,004,355
                                                                         -------------  -------------  -------------  -------------
                                                                             9,947,231        267,535       (286,684)     4,689,565
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       9,947,231        267,535       (286,684)     4,689,565
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     12,271,298      1,399,497        754,444      5,250,464
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  35,197,386  $   8,175,442  $  11,079,699  $   9,629,008
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                            LVIP           LVIP
                                                                             LVIP           SSgA           SSgA
                                                                             SSgA        MODERATELY     MODERATELY
                                                                           MODERATE      AGGRESSIVE     AGGRESSIVE
                                                                          STRUCTURED        INDEX       STRUCTURED
                                                                          ALLOCATION     ALLOCATION     ALLOCATION
                                                                            SERVICE        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     886,695  $     196,856  $     854,596
Changes From Operations:
 - Net investment income (loss)                                               (179,388)       (26,363)       (94,411)
 - Net realized gain (loss) on investments                                       8,760        (23,226)       (35,781)
 - Net change in unrealized appreciation or depreciation on investments       (332,400)       (96,316)      (222,372)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (503,028)      (145,905)      (352,564)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       21,334,612      2,909,032     10,253,235
 - Contract withdrawals and transfers to annuity reserves                     (372,545)       (53,317)      (153,153)
 - Contract transfers                                                        5,520,833        357,869      2,715,289
                                                                         -------------  -------------  -------------
                                                                            26,482,900      3,213,584     12,815,371
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      26,482,900      3,213,584     12,815,371
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     25,979,872      3,067,679     12,462,807
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             26,866,567      3,264,535     13,317,403
Changes From Operations:
 - Net investment income (loss)                                                723,496         36,333        390,156
 - Net realized gain (loss) on investments                                     289,729         21,173        171,801
 - Net change in unrealized appreciation or depreciation on investments      1,649,696        418,269        892,786
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,662,921        475,775      1,454,743
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       10,282,576      1,374,406      3,072,655
 - Contract withdrawals and transfers to annuity reserves                   (1,062,829)      (207,018)      (590,102)
 - Contract transfers                                                        2,045,525      1,481,760      2,887,168
                                                                         -------------  -------------  -------------
                                                                            11,265,272      2,649,148      5,369,721
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      11,265,272      2,649,148      5,369,721
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     13,928,193      3,124,923      6,824,464
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  40,794,760  $   6,389,458  $  20,141,867
                                                                         =============  =============  =============

                                                                             LVIP           LVIP
                                                                             SSgA           SSgA           LVIP
                                                                              S&P            S&P           SSgA
                                                                              500            500         SMALL-CAP
                                                                             INDEX          INDEX          INDEX
                                                                           STANDARD        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     463,460  $  17,453,770  $   5,842,260
Changes From Operations:
 - Net investment income (loss)                                                 (5,862)      (191,763)       (93,357)
 - Net realized gain (loss) on investments                                      12,005        543,374        247,789
 - Net change in unrealized appreciation or depreciation on investments         (7,543)      (308,059)      (493,409)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (1,400)        43,552       (338,977)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               --      2,053,383        525,708
 - Contract withdrawals and transfers to annuity reserves                      (31,757)      (944,025)      (282,881)
 - Contract transfers                                                          (27,395)         1,738       (154,120)
                                                                         -------------  -------------  -------------
                                                                               (59,152)     1,111,096         88,707
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (59,152)     1,111,096         88,707
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (60,552)     1,154,648       (250,270)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                402,908     18,608,418      5,591,990
Changes From Operations:
 - Net investment income (loss)                                                 (5,465)      (207,945)       (76,993)
 - Net realized gain (loss) on investments                                      16,179        677,224        249,023
 - Net change in unrealized appreciation or depreciation on investments         39,734      2,020,388        591,944
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 50,448      2,489,667        763,974
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               --      1,296,358        539,171
 - Contract withdrawals and transfers to annuity reserves                      (43,176)    (1,114,140)      (384,301)
 - Contract transfers                                                          (31,035)       133,951       (365,862)
                                                                         -------------  -------------  -------------
                                                                               (74,211)       316,169       (210,992)
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (74,211)       316,169       (210,992)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (23,763)     2,805,836        552,982
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $     379,145  $  21,414,254  $   6,144,972
                                                                         =============  =============  =============

                                                                                                           LVIP
                                                                             LVIP           LVIP          T. ROWE
                                                                             SSgA          T. ROWE         PRICE
                                                                           SMALL-MID        PRICE       STRUCTURED
                                                                              CAP          GROWTH         MID-CAP
                                                                              200           STOCK         GROWTH
                                                                            SERVICE        SERVICE       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   3,270,464  $   2,168,082  $     109,984
Changes From Operations:
 - Net investment income (loss)                                                (10,034)       (56,681)        (1,481)
 - Net realized gain (loss) on investments                                     165,566         80,505         14,427
 - Net change in unrealized appreciation or depreciation on investments       (283,986)      (185,378)       (14,843)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (128,454)      (161,554)        (1,897)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          306,261      1,410,527             48
 - Contract withdrawals and transfers to annuity reserves                     (150,862)      (181,917)       (30,215)
 - Contract transfers                                                          (94,142)       727,767        (15,675)
                                                                         -------------  -------------  -------------
                                                                                61,257      1,956,377        (45,842)
 Annuity Reserves:
 - Annuity Payments                                                                 --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          61,257      1,956,377        (45,842)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (67,197)     1,794,823        (47,739)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              3,203,267      3,962,905         62,245
Changes From Operations:
 - Net investment income (loss)                                                 19,255        (95,918)        (1,218)
 - Net realized gain (loss) on investments                                     367,384        209,064          9,363
 - Net change in unrealized appreciation or depreciation on investments        (14,962)       598,017           (924)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                371,677        711,163          7,221
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          175,039        630,218          3,109
 - Contract withdrawals and transfers to annuity reserves                     (204,248)      (444,192)        (6,668)
 - Contract transfers                                                           21,028      1,285,200          7,773
                                                                         -------------  -------------  -------------
                                                                                (8,181)     1,471,226          4,214
 Annuity Reserves:
 - Annuity Payments                                                                 --           (268)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --            104             --
                                                                         -------------  -------------  -------------
                                                                                    --           (164)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (8,181)     1,471,062          4,214
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        363,496      2,182,225         11,435
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   3,566,763  $   6,145,130  $      73,680
                                                                         =============  =============  =============

                                                                              LVIP
                                                                         T. ROWE PRICE
                                                                           STRUCTURED       LVIP          LVIP UBS       LVIP UBS
                                                                             MID-CAP      TEMPLETON       LARGE CAP      LARGE CAP
                                                                             GROWTH      GROWTH RPM      GROWTH RPM     GROWTH RPM
                                                                         SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                           SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   2,677,560  $   4,174,991  $      121,493  $  1,721,907
Changes From Operations:
  - Net investment income (loss)                                               (49,648)        12,217          (1,404)      (28,410)
  - Net realized gain (loss) on investments                                    134,425        (58,065)          4,861        36,452
  - Net change in unrealized appreciation or depreciation on investments      (249,355)      (220,763)        (10,101)     (123,195)
                                                                         -------------  -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (164,578)      (266,611)         (6,644)     (115,153)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         626,912        679,121              23       125,159
  - Contract withdrawals and transfers to annuity reserves                    (174,032)      (227,241)         (4,040)     (151,761)
  - Contract transfers                                                         144,400        207,072           1,149      (133,360)
                                                                         -------------  -------------  --------------  ------------
                                                                               597,280        658,952          (2,868)     (159,962)
  Annuity Reserves:
  - Annuity Payments                                                                --             --              --            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --              --            --
                                                                         -------------  -------------  --------------  ------------
                                                                                    --             --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         597,280        658,952          (2,868)     (159,962)
                                                                         -------------  -------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        432,702        392,341          (9,512)     (275,115)
                                                                         -------------  -------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                              3,110,262      4,567,332         111,981     1,446,792
Changes From Operations:
  - Net investment income (loss)                                               (64,591)         3,239          (1,949)      (33,830)
  - Net realized gain (loss) on investments                                    259,847         14,318           2,073        37,720
  - Net change in unrealized appreciation or depreciation on investments       268,593        868,052          16,141       211,464
                                                                         -------------  -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                463,849        885,609          16,265       215,354
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         710,523        883,914              23       295,065
  - Contract withdrawals and transfers to annuity reserves                    (374,681)      (381,132)         (4,174)     (124,542)
  - Contract transfers                                                         136,163       (115,894)         (1,077)      350,308
                                                                         -------------  -------------  --------------  ------------
                                                                               472,005        386,888          (5,228)      520,831
  Annuity Reserves:
  - Annuity Payments                                                                --             --              --            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --              --            --
                                                                         -------------  -------------  --------------  ------------
                                                                                    --             --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         472,005        386,888          (5,228)      520,831
                                                                         -------------  -------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        935,854      1,272,497          11,037       736,185
                                                                         -------------  -------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $   4,046,116  $   5,839,829  $      123,018  $  2,182,977
                                                                         =============  =============  ==============  ============

See accompanying notes.

                                                                             LVIP           LVIP
                                                                           VANGUARD       VANGUARD      LORD ABBETT
                                                                           DOMESTIC     INTERNATIONAL   FUNDAMENTAL
                                                                          EQUITY ETF     EQUITY ETF       EQUITY
                                                                         SERVICE CLASS  SERVICE CLASS    CLASS VC
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $          --  $          --  $      35,937
Changes From Operations:
  - Net investment income (loss)                                                   602         (2,313)          (439)
  - Net realized gain (loss) on investments                                        866         (3,120)         3,372
  - Net change in unrealized appreciation or depreciation on investments        18,068        (37,349)        (9,540)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 19,536        (42,782)        (6,607)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         336,072        241,729         34,670
  - Contract withdrawals and transfers to annuity reserves                      (1,031)        (2,229)        (1,336)
  - Contract transfers                                                         126,185        354,425         25,581
                                                                         -------------  -------------  -------------
                                                                               461,226        593,925         58,915
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         461,226        593,925         58,915
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        480,762        551,143         52,308
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                480,762        551,143         88,245
Changes From Operations:
  - Net investment income (loss)                                                 4,675         49,692           (365)
  - Net realized gain (loss) on investments                                     16,252         15,186          1,846
  - Net change in unrealized appreciation or depreciation on investments       176,415        160,808          6,574
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                197,342        225,686          8,055
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         624,053        341,741             --
  - Contract withdrawals and transfers to annuity reserves                    (105,419)       (33,251)        (2,298)
  - Contract transfers                                                       1,870,941        884,528        (22,873)
                                                                         -------------  -------------  -------------
                                                                             2,389,575      1,193,018        (25,171)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       2,389,575      1,193,018        (25,171)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,586,917      1,418,704        (17,116)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   3,067,679  $   1,969,847  $      71,129
                                                                         =============  =============  =============

                                                                            MFS VIT        MFS VIT        MFS VIT
                                                                          CORE EQUITY      GROWTH         GROWTH
                                                                         SERVICE CLASS  INITIAL CLASS  SERVICE CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $      91,399  $     151,706  $     364,478
Changes From Operations:
  - Net investment income (loss)                                                  (819)        (1,717)        (6,853)
  - Net realized gain (loss) on investments                                     12,640         24,543         15,983
  - Net change in unrealized appreciation or depreciation on investments       (10,751)       (24,120)       (26,043)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  1,070         (1,294)       (16,913)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                              22             --         77,574
  - Contract withdrawals and transfers to annuity reserves                     (13,742)       (11,424)       (41,722)
  - Contract transfers                                                         (37,101)       (29,039)       262,808
                                                                         -------------  -------------  -------------
                                                                               (50,821)       (40,463)       298,660
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (50,821)       (40,463)       298,660
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (49,751)       (41,757)       281,747
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                 41,648        109,949        646,225
Changes From Operations:
  - Net investment income (loss)                                                  (734)        (1,465)       (12,414)
  - Net realized gain (loss) on investments                                      4,748         14,842         48,031
  - Net change in unrealized appreciation or depreciation on investments         2,844          2,980         72,902
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  6,858         16,357        108,519
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                              28             --         89,691
  - Contract withdrawals and transfers to annuity reserves                     (13,049)        (6,955)       (52,424)
  - Contract transfers                                                          27,088        (32,576)        87,909
                                                                         -------------  -------------  -------------
                                                                                14,067        (39,531)       125,176
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          14,067        (39,531)       125,176
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         20,925        (23,174)       233,695
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $      62,573  $      86,775  $     879,920
                                                                         =============  =============  =============

                                                                            MFS VIT        MFS VIT        MFS VIT
                                                                         TOTAL RETURN   TOTAL RETURN     UTILITIES
                                                                         INITIAL CLASS  SERVICE CLASS  INITIAL CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     816,796  $  15,470,557  $     584,237
Changes From Operations:
  - Net investment income (loss)                                                 9,261        115,348         10,341
  - Net realized gain (loss) on investments                                        454         (1,934)        24,329
  - Net change in unrealized appreciation or depreciation on investments        (7,809)      (154,646)        (3,045)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  1,906        (41,232)        31,625
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                             740        856,459          3,100
  - Contract withdrawals and transfers to annuity reserves                     (54,932)    (1,686,460)       (58,651)
  - Contract transfers                                                         (67,292)       (58,914)       (72,597)
                                                                         -------------  -------------  -------------
                                                                              (121,484)      (888,915)      (128,148)
  Annuity Reserves:
  - Annuity Payments                                                                --         (1,978)            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             70             --
                                                                         -------------  -------------  -------------
                                                                                    --         (1,908)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (121,484)      (890,823)      (128,148)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (119,578)      (932,055)       (96,523)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                697,218     14,538,502        487,714
Changes From Operations:
  - Net investment income (loss)                                                 8,590        101,553         26,665
  - Net realized gain (loss) on investments                                     13,484        180,259         22,422
  - Net change in unrealized appreciation or depreciation on investments        39,594        950,860          3,078
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 61,668      1,232,672         52,165
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                              77         65,236            153
  - Contract withdrawals and transfers to annuity reserves                    (185,418)    (2,386,722)       (29,619)
  - Contract transfers                                                         (18,798)      (417,559)       (95,847)
                                                                         -------------  -------------  -------------
                                                                              (204,139)    (2,739,045)      (125,313)
  Annuity Reserves:
  - Annuity Payments                                                                --         (2,025)            --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --            133             --
                                                                         -------------  -------------  -------------
                                                                                    --         (1,892)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (204,139)    (2,740,937)      (125,313)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (142,471)    (1,508,265)       (73,148)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $     554,747  $  13,030,237  $     414,566
                                                                         =============  =============  =============

                                                                                                          NB AMT
                                                                                           NB AMT         MID CAP      OPPENHEIMER
                                                                            MFS VIT        MID CAP       INTRINSIC       GLOBAL
                                                                           UTILITIES       GROWTH I       VALUE I       SECURITIES
                                                                         SERVICE CLASS      CLASS          CLASS      SERVICE CLASS
                                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  11,092,347  $   4,293,649  $   4,932,486  $      67,373
Changes From Operations:
  - Net investment income (loss)                                               165,666        (66,935)       (45,091)          (482)
  - Net realized gain (loss) on investments                                     93,305        240,235         81,971            592
  - Net change in unrealized appreciation or depreciation on investments       202,177       (198,469)      (370,022)       (23,614)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                461,148        (25,169)      (333,142)       (23,504)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         843,766         51,583         32,870        127,237
  - Contract withdrawals and transfers to annuity reserves                    (879,615)      (464,079)      (475,442)        (3,810)
  - Contract transfers                                                       1,940,650       (276,139)      (435,268)        40,448
                                                                         -------------  -------------  -------------  -------------
                                                                             1,904,801       (688,635)      (877,840)       163,875
  Annuity Reserves:
  - Annuity Payments                                                            (2,437)            --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      86             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                (2,351)            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       1,902,450       (688,635)      (877,840)       163,875
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,363,598       (713,804)    (1,210,982)       140,371
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             13,455,945      3,579,845      3,721,504        207,744
Changes From Operations:
  - Net investment income (loss)                                               662,556        (58,697)       (39,929)         2,198
  - Net realized gain (loss) on investments                                    246,195        338,267        992,271          5,154
  - Net change in unrealized appreciation or depreciation on investments       579,705         99,349       (466,778)        31,965
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,488,456        378,919        485,564         39,317
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         840,410          2,421          2,739          2,995
  - Contract withdrawals and transfers to annuity reserves                  (1,395,860)      (595,683)      (460,210)        (5,486)
  - Contract transfers                                                        (839,741)      (187,863)      (102,740)       (21,474)
                                                                         -------------  -------------  -------------  -------------
                                                                            (1,395,191)      (781,125)      (560,211)       (23,965)
  Annuity Reserves:
  - Annuity Payments                                                            (2,507)            --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                     165             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                (2,342)            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (1,397,533)      (781,125)      (560,211)       (23,965)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         90,923       (402,206)       (74,647)        15,352
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  13,546,868  $   3,177,639  $   3,646,857  $     223,096
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                           PIMCO VIT
                                                                           COMMODITY      PUTNAM VT       PUTNAM VT
                                                                          REAL RETURN       GLOBAL        GROWTH &
                                                                            STRATEGY     HEALTH CARE       INCOME
                                                                         ADVISOR CLASS     CLASS IB       CLASS IB
                                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     851,447  $      87,254  $      58,401
Changes From Operations:
  - Net investment income (loss)                                               159,529           (621)          (335)
  - Net realized gain (loss) on investments                                     (5,636)         2,509         (3,286)
  - Net change in unrealized appreciation or depreciation on investments      (300,051)        (4,265)          (213)
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (146,158)        (2,377)        (3,834)
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                         331,349             99         15,897
  - Contract withdrawals and transfers to annuity reserves                    (104,595)        (9,317)       (16,550)
  - Contract transfers                                                         390,781              2          2,206
                                                                         -------------  -------------  -------------
                                                                               617,535         (9,216)         1,553
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         617,535         (9,216)         1,553
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        471,377        (11,593)        (2,281)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,322,824         75,661         56,120
Changes From Operations:
  - Net investment income (loss)                                                32,237           (205)           266
  - Net realized gain (loss) on investments                                     46,044          6,711        (10,303)
  - Net change in unrealized appreciation or depreciation on investments       (54,878)         7,814         14,733
                                                                         -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 23,403         14,320          4,696
Changes From Unit Transactions:
  Accumulation Units:
  - Contract purchases                                                       2,019,344            104             48
  - Contract withdrawals and transfers to annuity reserves                    (190,104)        (6,464)       (47,270)
  - Contract transfers                                                         157,178         23,495           (547)
                                                                         -------------  -------------  -------------
                                                                             1,986,418         17,135        (47,769)
  Annuity Reserves:
  - Annuity Payments                                                                --             --             --
  - Receipt (reimbursement) of mortality guarantee adjustments                      --             --             --
                                                                         -------------  -------------  -------------
                                                                                    --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       1,986,418         17,135        (47,769)
                                                                         -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,009,821         31,455        (43,073)
                                                                         -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   3,332,645  $     107,116  $      13,047
                                                                         =============  =============  =============

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln New York Separate Account N for Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of twenty products as follows:

  - Lincoln ChoicePlus
  - Lincoln ChoicePlus Access
  - Lincoln ChoicePlus II
  - Lincoln ChoicePlus II Access
  - Lincoln ChoicePlus II Advance
  - Lincoln ChoicePlus II Bonus
  - Lincoln ChoicePlus Assurance A Share
  - Lincoln ChoicePlus Assurance B Share
  - Lincoln ChoicePlus Assurance Bonus
  - Lincoln ChoicePlus Assurance C Share
  - Lincoln ChoicePlus Assurance L Share
  - Lincoln ChoicePlus Design
  - Lincoln ChoicePlus Assurance A Class
  - Lincoln ChoicePlus Assurance B Class
  - Lincoln ChoicePlus Signature
  - Lincoln ChoicePlus Fusion
  - Lincoln InvestmentSolutions
  - Lincoln ChoicePlus Assurance Series B Share
  - Lincoln ChoicePlus Assurance Series C Share
  - Lincoln ChoicePlus Assurance Series L Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred twenty-three available mutual funds (the Funds) of twenty-one diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio**
     ABVPSF Global Thematic Growth Class B Portfolio
     ABVPSF Growth and Income Class A Portfolio**
     ABVPSF Growth and Income Class B Portfolio
     ABVPSF International Value Class A Portfolio**
     ABVPSF International Value Class B Portfolio
     ABVPSF Large Cap Growth Class B Portfolio
     ABVPSF Small/Mid Cap Value Class A Portfolio**
     ABVPSF Small/Mid Cap Value Class B Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Fund**
     American Century VP Inflation Protection Class II Fund
American Funds Insurance Series (American Funds):
     American Funds Asset Allocation Class 1 Fund**
     American Funds Blue Chip Income and Growth Class 1 Fund**
     American Funds Bond Class 1 Fund**
     American Funds Global Balanced Class 1 Fund**
     American Funds Global Bond Class 1 Fund**
     American Funds Global Discovery Class 1 Fund**
     American Funds Global Growth Class 1 Fund**
     American Funds Global Growth Class 2 Fund
     American Funds Global Growth and Income Class 1 Fund**
     American Funds Global Small Capitalization Class 1 Fund**
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 1 Fund**
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 1 Fund**
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 1 Fund**
     American Funds International Class 1 Fund**
     American Funds International Class 2 Fund
     American Funds International Growth and Income Class 1 Fund** American Funds Mortgage Class 1 Fund**
     American Funds New World Class 1 Fund**
     American Funds Protected Asset Allocation Class P1 Fund**
     American Funds Protected Asset Allocation Class P2 Fund**
     American Funds U.S. Government/AAA-Rated Securities Class 1 Fund** BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund**
     BlackRock Global Allocation V.I. Class III Fund

Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series**
     Delaware VIP Diversified Income Service Class Series
     Delaware VIP Emerging Markets Standard Class Series**
     Delaware VIP Emerging Markets Service Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP High Yield Service Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP REIT Service Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Small Cap Value Service Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP Smid Cap Growth Service Class Series
     Delaware VIP U.S. Growth Standard Class Series**
     Delaware VIP U.S. Growth Service Class Series
     Delaware VIP Value Standard Class Series
     Delaware VIP Value Service Class Series
DWS Variable Series II (DWS):
     DWS Alternative Asset Allocation VIP Class A Portfolio**
     DWS Alternative Asset Allocation VIP Class B Portfolio
DWS Investments VIT Funds (DWS):
     DWS Equity 500 Index VIP Class A Portfolio
     DWS Equity 500 Index VIP Class B Portfolio
     DWS Small Cap Index VIP Class A Portfolio
     DWS Small Cap Index VIP Class B Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Initial Class Portfolio**
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Equity-Income Service Class 2 Portfolio
     Fidelity VIP Growth Initial Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Initial Class Portfolio**
     Fidelity VIP Mid Cap Service Class 2 Portfolio
     Fidelity VIP Overseas Initial Class Portfolio
     Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund**
     FTVIPT Franklin Income Securities Class 2 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund**
     FTVIPT Mutual Shares Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 2 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Large Cap Value Service Class Fund
Hunting VA Funds:
     Huntington VA Balanced Fund
     Huntington VA Dividend Capture Fund
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. Core Equity Series II Fund
     Invesco V.I. International Growth Series I Fund
     Invesco V.I. International Growth Series II Fund
     Invesco Van Kampen V.I. American Franchise Series I Fund
     Invesco Van Kampen V.I. American Franchise Series II Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP American Balanced Allocation Standard Class Fund**
     LVIP American Global Growth Service Class II Fund
     LVIP American Global Small Capitalization Service Class II Fund
     LVIP American Growth Allocation Standard Class Fund**
     LVIP American Growth Service Class II Fund
     LVIP American Growth-Income Service Class II Fund
     LVIP American Income Allocation Standard Class Fund**
     LVIP American International Service Class II Fund
     LVIP American Preservation Standard Class Fund**
     LVIP American Preservation Service Class Fund**
     LVIP Baron Growth Opportunities Standard Class Fund**
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Emerging Markets Index RPM Standard Class Fund**
     LVIP BlackRock Emerging Markets Index RPM Service Class Fund
     LVIP BlackRock Equity Dividend RPM Standard Class Fund**
     LVIP BlackRock Equity Dividend RPM Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund**
     LVIP BlackRock Inflation Protected Bond Service Class Fund
     LVIP Capital Growth Standard Class Fund**
     LVIP Capital Growth Service Class Fund
     LVIP Clarion Global Real Estate Standard Class Fund**

     LVIP Clarion Global Real Estate Service Class Fund
     LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund**
     LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Bond Service Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund**
     LVIP Delaware Diversified Floating Rate Service Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund
     LVIP Delaware Foundation Conservative Allocation Standard Class Fund** LVIP Delaware Foundation Conservative Allocation Service Class Fund** LVIP Delaware Foundation Moderate Allocation Standard Class Fund** LVIP Delaware Foundation Moderate Allocation Service Class Fund**
     LVIP Delaware Growth and Income Standard Class Fund**
     LVIP Delaware Growth and Income Service Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Social Awareness Service Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund**
     LVIP Delaware Special Opportunities Service Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund**
     LVIP Dimensional Non-U.S. Equity Service Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund**
     LVIP Dimensional U.S. Equity Service Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund**
     LVIP Dimensional/Vanguard Total Bond Service Class Fund
     LVIP Global Income Standard Class Fund**
     LVIP Global Income Service Class Fund
     LVIP JPMorgan High Yield Standard Class Fund**
     LVIP JPMorgan High Yield Service Class Fund
     LVIP JPMorgan Mid Cap Value RPM Standard Class Fund**
     LVIP JPMorgan Mid Cap Value RPM Service Class Fund
     LVIP MFS International Growth Standard Class Fund**
     LVIP MFS International Growth Service Class Fund
     LVIP MFS Value Standard Class Fund**
     LVIP MFS Value Service Class Fund
     LVIP Mid-Cap Value Standard Class Fund**
     LVIP Mid-Cap Value Service Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Mondrian International Value Service Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Money Market Service Class Fund
     LVIP Protected Profile 2010 Service Class Fund
     LVIP Protected Profile 2020 Service Class Fund
     LVIP Protected Profile 2030 Service Class Fund
     LVIP Protected Profile 2040 Service Class Fund
     LVIP Protected American Balanced Allocation Standard Class Fund**
     LVIP Protected American Growth Allocation Standard Class Fund**
     LVIP Protected Profile Conservative Standard Class Fund**
     LVIP Protected Profile Conservative Service Class Fund
     LVIP Protected Profile Growth Standard Class Fund**
     LVIP Protected Profile Growth Service Class Fund
     LVIP Protected Profile Moderate Standard Class Fund**
     LVIP Protected Profile Moderate Service Class Fund
     LVIP SSgA Bond Index Standard Class Fund**
     LVIP SSgA Bond Index Service Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund**
     LVIP SSgA Conservative Index Allocation Service Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund** LVIP SSgA Conservative Structured Allocation Service Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund**
     LVIP SSgA Developed International 150 Service Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund**
     LVIP SSgA Emerging Markets 100 Service Class Fund
     LVIP SSgA Global Tactical Allocation RPM Standard Class Fund**
     LVIP SSgA Global Tactical Allocation RPM Service Class Fund
     LVIP SSgA International Index Standard Class Fund**
     LVIP SSgA International Index Service Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund**
     LVIP SSgA Large Cap 100 Service Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund**
     LVIP SSgA Moderate Index Allocation Service Class Fund

     LVIP SSgA Moderate Structured Allocation Standard Class Fund**
     LVIP SSgA Moderate Structured Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA S&P 500 Index Service Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund**
     LVIP SSgA Small-Cap Index Service Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
     LVIP SSgA Small-Mid Cap 200 Service Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund**
     LVIP T. Rowe Price Growth Stock Service Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
     LVIP Templeton Growth RPM Standard Class Fund**
     LVIP Templeton Growth RPM Service Class Fund
     LVIP UBS Large Cap Growth RPM Standard Class Fund
     LVIP UBS Large Cap Growth RPM Service Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund**
     LVIP Vanguard Domestic Equity ETF Service Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund**
     LVIP Vanguard International Equity ETF Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
     Lord Abbett Fundamental Equity Class VC Portfolio
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Service Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Growth Service Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Total Return Service Class Series
     MFS VIT Utilities Initial Class Series
     MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
     Morgan Stanley UIF Capital Growth Class II Portfolio**
Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid Cap Growth I Class Portfolio
     NB AMT Mid Cap Intrinsic Value I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
     Oppenheimer Global Securities Service Class Fund/VA
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT CommodityRealReturn Strategy Administrative Class Portfolio** PIMCO VIT CommodityRealReturn Strategy Advisor Class Portfolio
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

----------
*  Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2012

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets
Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.

INVESTMENT FUND CHANGES: During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

American Funds Asset Allocation Class 1 Fund
American Funds Blue Chip Income and Growth Class 1 Fund
American Funds Bond Class 1 Fund
American Funds Global Balanced Class 1 Fund
American Funds Global Bond Class 1 Fund
American Funds Global Discovery Class 1 Fund
American Funds Global Growth and Income Class 1 Fund
American Funds High-Income Bond Class 1 Fund
American Funds International Growth and Income Class 1 Fund
American Funds Mortgage Class 1 Fund
American Funds New World Class 1 Fund
American Funds U.S. Government/AAA-Rated Securities Class 1 Fund
Huntington VA Balanced Fund
Huntington VA Dividend Capture Fund
LVIP American Balanced Allocation Standard Class Fund
LVIP American Growth Allocation Standard Class Fund
LVIP American Income Allocation Standard Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional Non-U.S. Equity Service Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Service Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Service Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard Domestic Equity ETF Service Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Service Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                 NEW FUND NAME
--------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2010 Profile Service Class Fund                      LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                      LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                      LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                      LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund             LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund              LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund    LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund     LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                 LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                  LVIP Protected Profile Moderate Service Class Fund

In the accompanying 2011 Statements of Changes in Net Assets, certain 2011 contract purchases and contract withdrawals have been reclassified to contract transfers. The total net increase/(decrease) in net assets resulting from unit transactions has not changed.

During 2012, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012:

American Funds Protected Asset Allocation Class P1 Fund
American Funds Protected Asset Allocation Class P2 Fund
Invesco Van Kampen V.I. American Franchise Series I Fund
Invesco Van Kampen V.I. American Franchise Series II Fund
LVIP American Preservation Standard Class Fund
LVIP American Preservation Service Class Fund
LVIP BlackRock Emerging Markets Index RPM Standard Class Fund
LVIP BlackRock Emerging Markets Index RPM Service Class Fund
LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Service Class Fund
LVIP Protected American Balanced Allocation Standard Class Fund
LVIP Protected American Growth Allocation Standard Class Fund

During 2012, the Invesco V.I. Capital Appreciation Series I Fund and the Invesco V.I. Capital Appreciation Series II Fund ceased to be available as investment options to Variable Account Contract owners.

Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                            NEW FUND NAME
--------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio   DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Alternative Asset Allocation Plus VIP Class B Portfolio   DWS Alternative Asset Allocation VIP Class B Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund          LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Wells Fargo Intrinsic Value Service Class Fund           LVIP BlackRock Equity Dividend RPM Service Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund    LVIP Clarion Global Real Estate Standard Class Fund
LVIP Cohen & Steers Global Real Estate Service Class Fund     LVIP Clarion Global Real Estate Service Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Turner Mid-Cap Growth Service Class Fund                 LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
LVIP Columbia Value Opportunities Standard Class Fund         LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP Columbia Value Opportunities Service Class Fund          LVIP JPMorgan Mid Cap Value RPM Service Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund      LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Service Class Fund       LVIP SSgA Global Tactical Allocation RPM Service Class Fund
LVIP Templeton Growth Standard Class Fund                     LVIP Templeton Growth RPM Standard Class Fund
LVIP Templeton Growth Service Class Fund                      LVIP Templeton Growth RPM Service Class Fund
LVIP Janus Capital Appreciation Standard Class Fund           LVIP UBS Large Cap Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Service Class Fund            LVIP UBS Large Cap Growth RPM Service Class Fund
NB AMT Regency I Class Portfolio                              NB AMT Mid Cap Intrinsic Value I Class Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the twenty contract types:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)
- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)
- Lincoln ChoicePlus II at a daily rate of .0034247% to .0073973% (1.25% to 2.70% on an annual basis)
- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)
- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)
- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)
- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)
- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- Lincoln ChoicePlus Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)
- Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis)
- Lincoln InvestmentSolutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis)
- Lincoln ChoicePlus Assurance Series B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- Lincoln ChoicePlus Assurance Series C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- Lincoln ChoicePlus Assurance Series L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

Contract charges and surrender charges for the years ended December 31, 2012 and 2011, were $7,754,174 and $5,713,249, respectively.

For the Lincoln ChoicePlus Assurance A Share and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2012 and 2011, sales charges amounted to $133,489 and $371,583, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3.  FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2012                  0.80%    2.80%  $   3.98  $  15.79      149,736  $  1,523,201     10.11%     12.33%       0.00%
            2011                  0.80%    2.80%      3.57     14.17      179,285     1,470,750    -25.53%    -24.38%       0.32%
            2010                  1.25%    2.80%      4.74     18.80      161,329     1,698,177     15.31%     17.05%       2.08%
            2009                  1.25%    2.80%      4.07     16.11      207,358     1,734,910     48.91%     51.24%       0.00%
            2008                  1.25%    2.80%      2.70     10.69      255,641     1,422,126    -48.92%    -48.11%       0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2012                  0.75%    2.90%     10.11     17.24      436,360     6,090,727     13.89%     16.37%       1.32%
            2011                  0.75%    2.90%      8.84     14.94      536,919     6,478,091      3.14%      5.28%       1.11%
            2010                  0.75%    2.80%      8.40     14.31      625,404     7,283,147      9.69%     11.95%       0.00%
            2009                  0.75%    2.80%      8.01     12.89      644,282     6,786,606     17.32%     18.97%       3.58%
            2008                  1.15%    2.55%      6.73     10.89      725,854     6,545,593    -42.19%    -41.37%       1.74%
ABVPSF INTERNATIONAL VALUE CLASS B
            2012                  0.65%    2.90%      6.32     10.48    1,042,035     7,099,576     11.04%     13.46%       1.36%
            2011                  0.65%    2.95%      5.69      9.26    1,140,746     6,923,014    -21.67%    -19.96%       4.02%
            2010                  0.65%    2.80%      7.14      7.81    1,086,316     8,263,725      1.42%      3.62%       2.78%
            2009                  0.65%    2.80%      6.91      7.58    1,078,067     8,023,441     30.97%     33.49%       1.12%
            2008                  0.65%    2.55%      5.48      5.71    1,116,025     6,298,328    -54.46%    -53.82%       0.90%
ABVPSF LARGE CAP GROWTH CLASS B
            2012                  1.40%    1.70%      6.39     14.88       59,389       554,120     14.17%     14.53%       0.03%
            2011                  1.40%    1.70%      5.59     13.02       77,039       640,426     -4.90%     -4.62%       0.09%
            2010                  1.40%    1.70%      5.88     13.68       86,073       758,632      7.98%      8.31%       0.26%
            2009                  1.40%    1.70%      5.44     12.66      110,946       870,301     34.79%     35.20%       0.00%
            2008                  1.40%    1.70%      4.04      9.38      137,530       802,609    -40.84%    -40.66%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF SMALL/MID CAP VALUE CLASS B
            2012                  0.65%    2.95%  $  12.06  $  25.69      412,122  $  7,271,360     15.08%     17.70%       0.29%
            2011                  0.65%    2.90%     10.37     22.03      468,555     7,128,131    -10.93%     -9.21%       0.28%
            2010                  0.65%    2.55%     11.45     24.50      517,546     9,003,067     23.41%     25.76%       0.27%
            2009                  0.65%    2.55%      9.13     19.67      452,129     6,441,402     39.06%     41.75%       0.77%
            2008                  0.65%    2.65%      7.01     14.01      354,669     3,564,791    -37.37%    -36.48%       0.43%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2012                  0.75%    2.95%     12.24     14.58    1,699,722    23,319,212      4.37%      6.58%       2.39%
            2011                  0.75%    2.85%     11.72     13.75    1,915,538    24,940,164      8.61%     10.91%       4.05%
            2010                  0.75%    2.85%     10.82     12.46    2,050,930    24,348,757      2.20%      4.31%       1.65%
            2009                  0.75%    2.80%     10.66     12.01    1,943,884    22,593,535      7.36%      9.41%       1.73%
            2008                  0.75%    2.65%      9.93     11.03    1,548,195    16,622,077     -4.17%     -2.72%       4.85%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2012                  0.65%    2.95%     12.18     17.64      854,882    13,954,665     19.00%     21.76%       0.84%
            2011                  0.65%    2.95%     10.12     14.57    1,078,424    14,686,240    -11.45%     -9.47%       1.30%
            2010                  0.65%    2.85%     11.20     16.19    1,148,727    17,543,478      8.66%     11.02%       1.51%
            2009                  0.65%    2.80%     10.12     14.67    1,134,636    15,847,735     38.38%     41.24%       1.46%
            2008                  0.75%    2.80%      7.60     10.44    1,129,386    11,336,240    -40.00%    -39.09%       2.01%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2012                  0.65%    2.85%     10.39     27.69      621,975    11,286,319     14.86%     17.41%       1.33%
            2011                  0.65%    2.85%      8.95     23.81      692,771    11,248,051    -21.42%    -19.67%       1.30%
            2010                  0.65%    2.85%     11.17     29.92      750,489    16,495,780     19.04%     21.62%       1.66%
            2009                  0.65%    2.80%      9.21     24.84      736,037    14,036,268     56.84%     60.24%       0.30%
            2008                  0.65%    2.80%      6.29     15.65      637,442     7,813,603    -54.81%    -54.03%       0.00%
AMERICAN FUNDS GROWTH CLASS 2
            2012                  0.65%    3.15%     10.54     20.98    4,375,203    70,844,749     14.35%     17.13%       0.77%
            2011                  0.65%    3.05%      9.09     18.09    5,156,890    72,176,503     -6.97%     -4.90%       0.58%
            2010                  0.65%    2.85%      9.66     19.20    6,193,558    93,251,626     15.41%     17.79%       0.73%
            2009                  0.75%    2.80%      8.27     16.44    6,474,620    84,571,379     35.56%     38.37%       0.65%
            2008                  0.75%    2.80%      6.03     11.98    6,816,758    65,510,396    -45.52%    -44.61%       0.86%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2012                  0.65%    3.15%     10.11     18.19    4,789,325    67,763,467     13.95%     16.72%       1.55%
            2011                  0.65%    3.05%      9.00     15.73    5,583,881    69,009,673     -4.59%     -2.47%       1.48%
            2010                  0.65%    2.85%      9.25     16.28    6,432,388    83,560,147      8.29%     10.70%       1.55%
            2009                  0.65%    2.85%      8.38     14.85    6,408,583    76,909,875     27.55%     30.39%       1.56%
            2008                  0.65%    2.85%      6.95     11.50    6,931,147    65,081,606    -39.48%    -38.56%       1.79%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2012                  0.65%    3.05%      9.64     23.34    2,014,810    34,001,937     14.37%     17.14%       1.41%
            2011                  0.65%    3.05%      9.16     20.11    2,328,671    34,308,332    -16.39%    -14.61%       1.70%
            2010                  0.75%    2.85%     10.75     23.75    2,478,687    44,063,816      4.27%      6.27%       2.05%
            2009                  0.90%    2.80%     10.11     22.51    2,522,984    43,087,776     39.12%     41.80%       1.54%
            2008                  0.90%    2.80%      7.28     15.99    2,656,473    32,607,236    -43.72%    -42.76%       2.05%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2012                  0.65%    2.95%     10.93     13.28    4,188,108    53,306,946      6.77%      9.25%       1.63%
            2011                  0.65%    2.95%     11.47     12.12    3,002,359    35,368,810     -6.35%     -4.36%       3.46%
            2010                  0.75%    2.85%     12.31     12.64    1,106,687    13,806,109      7.00%      8.78%       2.17%
            2009     7/14/09      0.90%    2.55%     11.50     11.62      166,801     1,928,875      0.14%     14.29%       2.55%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2012                  0.65%    3.00%     10.68     16.70    3,536,938    54,548,785      3.77%      6.18%       2.97%
            2011                  0.65%    2.95%     10.89     15.82    3,337,234    49,236,875      3.17%      5.46%       3.86%
            2010                  0.65%    2.85%     12.70     15.09    3,102,682    44,404,564      4.84%      7.06%       3.98%
            2009                  0.75%    2.85%     12.11     14.16    2,234,856    30,370,661     23.10%     25.71%       5.50%
            2008                  0.75%    2.85%      9.96     11.32    1,774,133    19,410,248     -7.25%     -5.99%       3.65%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2012                  0.75%    2.95%     10.13     35.09    1,055,486    18,929,903     10.87%     13.33%       0.75%
            2011                  0.75%    2.95%      9.04     31.24    1,039,810    16,687,302    -22.21%    -20.60%       1.57%
            2010                  0.75%    2.80%     11.80     39.71      836,850    17,597,531     14.95%     17.33%       0.60%
            2009                  0.75%    2.80%     10.10     34.15      796,327    14,713,375     72.77%     76.34%       0.89%
            2008                  0.75%    2.80%      5.75     19.54      841,109     8,985,568    -53.02%    -52.24%       1.32%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2012                  1.40%    2.35%  $  15.95  $  20.69       35,930  $    723,989     15.32%     16.19%       8.61%
            2011                  1.40%    2.15%     13.83     17.81       36,910       654,742      0.20%      0.96%       8.35%
            2010                  1.40%    2.15%     13.80     17.64       37,087       651,513     12.87%     13.72%       7.83%
            2009                  1.40%    2.15%     12.23     15.51       42,659       659,241     45.81%     46.90%       7.84%
            2008                  1.40%    2.15%      8.39     10.56       59,710       628,708    -25.79%    -25.23%       9.89%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2012                  0.75%    2.90%     12.01     25.58      691,486    13,827,142     14.00%     16.48%       8.70%
            2011                  0.75%    2.90%     13.07     22.15      835,834    14,546,042     -0.50%      1.56%       8.12%
            2010                  0.75%    2.80%     12.99     21.99      942,467    16,394,024     11.74%     14.05%       7.47%
            2009                  0.75%    2.80%     11.46     19.45      892,462    14,029,082     44.98%     47.54%       7.20%
            2008                  0.75%    2.50%      8.01     13.29      799,471     8,670,568    -26.29%    -25.29%       8.38%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2012                  0.65%    3.15%     10.52     12.35    2,055,629    24,029,694     -0.36%      1.86%       1.43%
            2011                  0.65%    2.85%     10.34     12.13    1,834,871    21,274,247     -0.32%      1.89%       1.60%
            2010                  0.65%    2.85%     10.87     11.90    1,133,102    13,156,486      1.42%      3.62%       2.03%
            2009                  0.65%    2.80%     11.14     11.49      526,246     5,958,645     10.40%     11.88%       3.37%
            2008                  0.65%    1.95%     10.09     10.33      181,814     1,854,976     -2.57%     -1.93%       4.40%
DELAWARE VIP REIT STANDARD CLASS
            2012                  1.40%    2.15%     13.46     31.93       24,486       773,381     14.45%     15.32%       1.59%
            2011                  1.40%    2.15%     11.76     27.69       27,514       753,942      8.60%      9.42%       1.54%
            2010                  1.40%    2.15%     10.83     25.31       31,541       790,420     24.29%     25.22%       2.78%
            2009                  1.40%    2.15%      8.72     20.21       39,856       798,797     20.68%     21.60%       4.80%
            2008                  1.40%    2.15%      7.22     16.62       45,860       756,320    -36.45%    -35.97%       2.50%
DELAWARE VIP REIT SERVICE CLASS
            2012                  0.80%    2.90%     10.62     28.48      582,359    11,894,019     13.33%     15.68%       1.32%
            2011                  0.80%    2.85%     11.15     24.77      613,499    11,310,658      7.67%      9.25%       1.31%
            2010                  1.25%    2.70%     10.31     22.12      583,548    10,340,763     23.30%     25.04%       2.68%
            2009                  1.25%    2.65%      8.33     17.76      609,191     8,788,159     20.01%     21.71%       4.37%
            2008                  1.25%    2.65%      7.02     14.65      669,511     8,055,493    -36.98%    -36.09%       2.13%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2012                  1.40%    2.15%     13.79     29.09       24,902       715,276     11.48%     12.32%       0.61%
            2011                  1.40%    2.15%     12.37     25.90       30,435       779,490     -3.43%     -2.70%       0.51%
            2010                  1.40%    2.15%     12.81     26.62       34,047       896,644     29.46%     30.43%       0.64%
            2009                  1.40%    2.15%      9.90     20.41       46,578       934,628     29.02%     30.00%       1.00%
            2008                  1.40%    2.15%      7.67     15.70       56,909       880,274    -31.37%    -30.85%       0.87%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2012                  0.75%    2.95%     11.89     28.09      989,770    19,164,473     10.39%     12.79%       0.35%
            2011                  0.75%    2.90%     11.28     25.13    1,030,517    18,291,497     -4.36%     -2.33%       0.28%
            2010                  0.75%    2.85%     11.62     25.96      938,813    18,102,120     28.28%     30.93%       0.46%
            2009                  0.75%    2.80%      8.93     20.01      931,387    14,527,468     27.93%     30.58%       0.67%
            2008                  0.75%    2.80%      7.43     15.46      974,434    11,838,703    -32.00%    -30.94%       0.47%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2012                  1.40%    2.35%     13.80     13.80       27,957       386,945      9.48%      9.48%       0.24%
            2011                  1.40%    1.40%     12.61     12.61       32,387       408,382      6.63%      6.63%       0.98%
            2010     10/8/10      1.40%    1.40%     11.83     11.83       41,057       485,534     13.41%     13.41%       0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2012                  1.05%    2.90%     10.87     23.85      483,625     8,149,892      7.65%      9.44%       0.01%
            2011                  0.80%    2.95%      9.98     21.89      369,561     5,919,176      4.92%      6.66%       0.80%
            2010     10/8/10      1.15%    2.80%      9.41     20.62      414,054     6,424,434     12.98%     13.40%       0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                  1.40%    2.15%      8.75     10.11       56,266       492,868     51.43%     52.58%       0.00%
            2008                  1.40%    2.15%      5.73      6.68       70,014       401,917    -47.87%    -47.48%       0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                  1.15%    2.80%      7.00     15.33      344,720     3,989,233     50.56%     52.63%       0.00%
            2008                  1.15%    2.50%      4.61     10.09      377,620     2,895,182    -48.18%    -47.46%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2012                  0.65%    2.90%  $  11.51  $  16.72      392,592  $  5,217,313     12.64%     15.20%       0.00%
            2011                  0.65%    2.95%     10.48     14.65      303,313     3,581,425      5.01%      6.81%       0.05%
            2010                  0.65%    2.35%      9.97     13.85      208,823     2,445,380     10.90%     12.84%       0.00%
            2009                  0.65%    2.45%      8.97     12.39      176,677     1,955,508     39.48%     41.86%       0.00%
            2008                  0.75%    2.45%      6.49      8.81      181,397     1,437,444    -44.24%    -43.57%       0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2012                  1.40%    1.40%     16.05     16.05        9,134       146,636     13.14%     13.14%       2.21%
            2011                  1.40%    1.40%     14.19     14.19       14,451       205,051      8.01%      8.01%       2.00%
            2010                  1.40%    1.40%     13.14     13.14       14,051       184,583     14.02%     14.02%       2.87%
            2009                  1.40%    2.15%      9.00     11.52       23,001       263,719     15.45%     16.32%       2.86%
            2008                  1.40%    2.15%      7.79      9.90       32,025       316,031    -34.84%    -34.35%       3.24%
DELAWARE VIP VALUE SERVICE CLASS
            2012                  0.80%    2.95%     11.39     19.13      592,198     8,892,453     11.11%     13.52%       2.08%
            2011                  0.80%    2.95%     10.07     16.98      611,529     8,361,391      6.24%      8.01%       1.67%
            2010                  1.15%    2.80%      9.32     15.80      592,966     7,602,371     12.14%     14.01%       2.22%
            2009                  1.15%    2.80%      8.18     13.92      609,144     6,955,676     14.91%     16.31%       2.93%
            2008                  1.15%    2.35%      7.03     12.02      644,275     6,481,523    -35.12%    -34.33%       2.70%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS B
            2012                  1.15%    2.95%     10.73     13.17      220,010     2,841,818      6.18%      8.01%       3.14%
            2011                  1.25%    2.95%     11.71     12.20      166,944     2,001,584     -5.79%     -4.32%       1.48%
            2010                  1.25%    2.80%     12.67     12.75      303,424     3,839,499     10.31%     10.76%       0.41%
            2009      9/2/09      1.25%    1.65%     11.48     11.51        4,328        49,770      1.77%      7.04%       0.00%
DWS EQUITY 500 INDEX VIP CLASS A
            2012                  1.25%    2.60%      9.74     17.25      144,606     1,994,170     12.73%     14.26%       1.85%
            2011                  1.25%    2.60%      8.56     15.15      180,809     2,159,617     -0.53%      0.57%       1.70%
            2010                  1.25%    2.35%      8.54     15.12      200,440     2,341,674     12.04%     13.28%       1.98%
            2009                  1.25%    2.35%      7.57     13.39      296,615     2,899,686     23.39%     24.76%       2.91%
            2008                  1.25%    2.35%      6.09     10.77      366,999     2,872,840    -38.61%    -37.93%       2.52%
DWS EQUITY 500 INDEX VIP CLASS B
            2012                  1.25%    2.75%     10.26     15.77      142,803     2,055,418     12.29%     13.99%       1.57%
            2011                  1.25%    2.75%      9.89     13.84      191,715     2,459,260     -1.01%      0.24%       1.47%
            2010                  1.25%    2.50%      9.96     13.83      238,458     3,086,837     11.69%     13.09%       1.71%
            2009                  1.25%    2.50%      8.90     12.24      293,217     3,362,104     22.92%     24.46%       2.68%
            2008                  1.25%    2.50%      7.29      9.84      343,991     3,199,057    -38.89%    -38.12%       2.22%
DWS SMALL CAP INDEX VIP CLASS A
            2012                  1.25%    2.35%     12.30     22.90       22,473       471,052     13.56%     14.81%       0.99%
            2011                  1.25%    2.35%     10.83     20.02       30,046       553,928     -6.64%     -5.60%       0.90%
            2010                  1.25%    2.35%     11.60     21.28       30,668       592,306     23.47%     24.82%       0.97%
            2009                  1.25%    2.35%      9.39     17.11       43,175       663,838     23.64%     25.00%       1.87%
            2008                  1.25%    2.35%      7.60     13.73       54,740       674,464    -35.66%    -34.94%       1.65%
DWS SMALL CAP INDEX VIP CLASS B
            2012                  1.25%    2.55%     11.88     19.44       80,565     1,370,785     12.96%     14.44%       0.64%
            2011                  1.25%    2.55%     10.52     17.00       97,646     1,468,329     -6.98%     -5.76%       0.61%
            2010                  1.25%    2.55%     11.79     18.06      119,903     1,946,989     23.43%     24.54%       0.64%
            2009                  1.25%    2.15%      9.52     14.52      145,827     1,868,669     23.58%     24.70%       1.63%
            2008                  1.25%    2.80%      7.41     11.65      174,996     1,833,481    -36.14%    -35.14%       1.40%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2012                  0.65%    3.05%     11.27     19.75    2,735,039    42,635,414     12.66%     15.39%       1.11%
            2011                  0.65%    3.05%      9.95     17.22    2,896,162    39,661,867     -5.52%     -3.41%       0.81%
            2010                  0.65%    2.85%     10.32     17.94    2,771,410    40,250,191     13.64%     16.17%       1.05%
            2009                  0.65%    2.85%      8.91     15.59    2,662,898    34,236,601     31.66%     34.60%       1.20%
            2008                  0.65%    2.85%      7.04     11.69    2,681,682    26,189,519    -44.28%    -43.32%       0.89%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2012                  1.40%    1.40%     13.78     13.78       36,795       507,118     15.68%     15.68%       3.01%
            2011                  1.40%    2.35%      9.76     11.91       46,745       555,101     -1.38%     -0.43%       2.49%
            2010                  1.40%    2.35%      9.90     11.97       49,458       589,945     12.48%     13.55%       1.65%
            2009                  1.40%    2.35%      8.80     10.54       62,920       661,398     27.18%     28.40%       2.23%
            2008                  1.40%    2.35%      8.21      8.21       81,512       667,683    -43.45%    -43.45%       2.09%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2012                  1.25%    2.80%  $  10.51  $  17.12      107,592  $  1,694,468     13.82%     15.60%       2.78%
            2011                  1.25%    2.80%      9.21     14.86      122,060     1,677,157     -1.83%     -0.60%       2.10%
            2010                  1.25%    2.50%      9.38     15.00      147,513     2,043,346     12.08%     13.49%       1.54%
            2009                  1.25%    2.50%      8.66     13.27      179,710     2,192,506     26.74%     28.27%       2.00%
            2008                  1.25%    2.45%      6.83     10.38      216,604     2,067,281    -44.20%    -43.52%       2.32%
FIDELITY VIP GROWTH INITIAL CLASS
            2012                  1.40%    1.40%      8.70      8.70       19,404       168,843     13.10%     13.10%       0.49%
            2011                  1.40%    1.40%      7.69      7.69       25,067       192,865     -1.19%     -1.19%       0.35%
            2010                  1.40%    1.40%      7.79      7.79       27,910       217,326     22.45%     22.45%       0.26%
            2009                  1.40%    2.15%      6.36      8.95       35,005       223,539     25.56%     26.50%       0.44%
            2008                  1.40%    2.15%      5.03      7.13       38,421       193,967    -48.29%    -47.90%       0.57%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2012                  0.75%    2.90%      7.28     16.30      363,473     4,484,156     11.36%     13.54%       0.40%
            2011                  0.75%    2.70%      6.47     14.48      305,798     3,317,526     -2.55%     -0.78%       0.14%
            2010                  0.75%    2.55%      6.58     14.72      274,884     3,089,942     20.87%     22.93%       0.03%
            2009                  0.75%    2.45%      5.40     12.07      263,703     2,462,291     25.12%     26.51%       0.20%
            2008                  1.15%    2.25%      4.29      9.59      302,246     2,237,876    -48.33%    -47.91%       0.60%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2012                  0.65%    3.05%      9.89     15.26    1,943,130    28,477,247     11.12%     13.82%       0.40%
            2011                  0.65%    3.05%     10.80     13.49    1,793,158    23,363,282    -13.32%    -11.43%       0.02%
            2010                  0.65%    2.80%     12.22     15.32    1,492,380    22,285,551     25.02%     27.61%       0.13%
            2009                  0.75%    2.80%      9.59     12.06    1,489,715    17,620,587     35.89%     38.70%       0.49%
            2008                  0.75%    2.80%      7.18      8.74    1,388,995    11,957,576    -41.28%    -40.30%       0.24%
FIDELITY VIP OVERSEAS INITIAL CLASS
            2012                  1.40%    1.40%     10.68     10.68        7,260        77,573     19.07%     19.07%       1.92%
            2011                  1.40%    1.40%      8.97      8.97        8,754        78,555    -18.32%    -18.32%       1.36%
            2010                  1.40%    1.40%     10.99     10.99        9,204       101,129     11.55%     11.55%       1.39%
            2009                  1.40%    1.40%      9.85      9.85       10,064        99,119     24.77%     24.77%       1.91%
            2008                  1.40%    1.40%      7.89      7.89       15,030       118,640    -44.59%    -44.59%       2.36%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2012                  1.15%    2.60%      9.31     18.72      226,595     3,389,951     17.29%     19.00%       1.66%
            2011                  1.15%    2.60%      7.86     15.75      256,401     3,216,234    -19.38%    -18.29%       1.00%
            2010                  1.15%    2.50%      9.67     19.36      258,604     4,156,534     10.05%     11.54%       1.14%
            2009                  1.15%    2.50%      8.71     17.43      294,153     4,350,399     23.16%     24.78%       1.92%
            2008                  1.15%    2.45%      7.01     14.03      324,270     3,816,208    -45.32%    -44.60%       2.48%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2012                  0.65%    3.15%     12.08     14.86    2,061,739    26,804,173      9.38%     11.92%       6.74%
            2011                  0.65%    2.95%     11.03     12.07    2,116,041    24,843,072     -0.49%      1.72%       5.75%
            2010                  0.65%    2.85%     10.97     11.93    2,212,406    25,815,263      9.51%     11.95%       6.44%
            2009                  0.65%    2.85%      9.82     10.72    2,120,385    22,357,290     31.79%     34.58%       8.12%
            2008                  0.75%    2.85%      7.65      8.01    2,047,115    16,199,724    -31.50%    -30.43%       5.54%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2012                  0.65%    2.95%      8.59     21.19      462,448     6,820,932      7.79%     10.14%       0.00%
            2011                  0.65%    2.80%      7.88     19.42      567,271     7,748,218     -7.46%     -5.45%       0.00%
            2010                  0.65%    2.80%      8.42     20.74      629,793     9,300,368     24.10%     26.80%       0.00%
            2009                  0.65%    2.80%      6.70     16.51      680,642     7,975,242     39.61%     42.66%       0.00%
            2008                  0.65%    2.80%      4.75     11.68      653,596     5,415,804    -43.89%    -43.21%       0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2012                  0.65%    2.95%      9.50     12.03    1,927,560    20,275,509     10.98%     13.50%       2.05%
            2011                  0.65%    2.95%      8.78     10.61    2,052,964    19,162,940     -3.78%     -1.68%       2.40%
            2010                  0.65%    2.80%      9.02      9.80    1,887,560    18,048,001      8.13%     10.47%       1.63%
            2009                  0.65%    2.80%      8.19      8.93    1,674,952    14,663,495     22.57%     25.23%       1.97%
            2008                  0.65%    2.80%      6.95      7.17    1,526,955    10,807,864    -38.63%    -37.83%       3.26%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2012                  0.65%    2.95%     12.95     18.68      722,341    12,980,353     11.72%     14.32%       6.49%
            2011                  0.65%    2.95%     14.84     16.43      931,664    14,854,367     -3.61%     -1.51%       5.64%
            2010                  0.65%    2.80%     15.40     16.79    1,042,826    17,080,105     11.29%     13.71%       1.40%
            2009                  0.65%    2.80%     13.84     14.85    1,148,034    16,699,762     15.41%     17.90%      14.48%
            2008                  0.65%    2.80%     11.99     12.67    1,043,672    13,020,428      3.27%      4.99%       3.68%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2012                  1.25%    2.75%  $   8.77  $  17.18      243,987  $  3,433,882     17.77%     19.56%       2.08%
            2011                  1.25%    2.75%      8.70     14.42      326,845     3,889,903     -9.32%     -8.13%       1.34%
            2010                  1.25%    2.55%      9.59     15.75      388,040     5,102,032      4.70%      6.06%       1.36%
            2009                  1.25%    2.55%      9.16     14.90      445,634     5,522,806     27.80%     29.47%       3.19%
            2008                  1.25%    2.55%      7.17     11.55      522,721     5,040,454    -43.78%    -43.04%       1.82%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
            2012                  0.65%    2.20%     11.87     14.59      110,212     1,512,678     16.24%     18.05%       1.10%
            2011                  0.65%    2.20%     10.07     12.36      125,830     1,468,542     -9.29%     -7.87%       1.31%
            2010                  0.65%    2.20%     13.13     13.39       64,486       857,331      9.08%     10.06%       1.30%
            2009     5/19/09      0.75%    1.65%     12.04     12.16        9,804       119,035      0.99%     21.16%       4.21%
HUNTINGTON VA BALANCED
            2012      1/9/12      1.40%    1.40%     10.47     10.47          455         4,778      7.07%      7.07%       1.65%
HUNTINGTON VA DIVIDEND CAPTURE
            2012     1/23/12      1.40%    1.40%     10.79     10.79        3,879        41,864      5.81%      5.81%       4.95%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                  1.40%    2.60%      3.79     10.61       27,990       137,286     -9.83%     -9.19%       0.15%
            2010                  1.40%    2.10%      4.19      4.86       36,269       177,636     13.60%     13.88%       0.78%
            2009                  1.40%    1.65%      3.69      4.27       44,985       179,686     19.10%     19.40%       0.62%
            2008                  1.40%    1.65%      3.10      3.57       53,514       181,176    -43.44%    -43.29%       0.00%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
            2011                  1.40%    1.70%      8.55     11.85        6,580        60,748     -9.66%     -9.39%       0.00%
            2010                  1.40%    1.70%      9.47     13.11        6,814        69,484     13.27%     13.61%       0.54%
            2009                  1.25%    1.70%      8.36     11.56        9,168        86,254     18.69%     19.22%       0.28%
            2008                  1.25%    1.70%      7.04      9.73       10,047        80,198    -43.60%    -43.34%       0.00%
INVESCO V.I. CORE EQUITY SERIES I
            2012                  1.40%    1.65%      8.26      9.00       25,187       224,007     12.02%     12.30%       0.81%
            2011                  1.40%    1.65%      7.38      8.02       48,973       382,029     -1.70%     -1.45%       0.95%
            2010                  1.40%    1.65%      7.50      8.13       52,914       419,992      7.76%      8.03%       0.94%
            2009                  1.40%    2.15%      6.96     10.76       72,234       533,456     25.57%     26.51%       1.73%
            2008                  1.40%    2.15%      5.52      8.57       95,576       560,729    -31.63%    -31.11%       1.90%
INVESCO V.I. CORE EQUITY SERIES II
            2012                  1.40%    1.60%     12.81     16.78          731        10,565     11.82%     12.04%       0.92%
            2011                  1.40%    1.60%     11.43     15.01          629         8,279     -1.88%     -1.68%       0.83%
            2010                  1.40%    1.60%     11.63     15.30          666         9,230      7.53%      7.74%       0.45%
            2009                  1.40%    1.60%     10.79     14.23        1,430        16,483     25.96%     26.21%       0.94%
            2008                  1.40%    1.60%      8.55     11.29        4,155        36,379    -31.44%    -31.30%       1.93%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2012                  1.40%    1.40%     13.33     13.33        8,988       119,769     13.93%     13.93%       1.48%
            2011                  1.40%    1.40%     11.70     11.70        9,374       109,643     -8.04%     -8.04%       1.54%
            2010                  1.40%    1.40%     12.72     12.72        9,649       122,723     11.30%     11.30%       2.33%
            2009                  1.40%    1.40%     11.43     11.43       10,020       114,506     33.36%     33.36%       1.21%
            2008                  1.40%    1.65%      7.52      8.57       21,030       178,491    -41.36%    -41.21%       0.41%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
            2012                  1.40%    1.70%     19.63     23.82        2,935        61,999     13.32%     13.66%       0.71%
            2011                  1.40%    1.70%     17.32     21.00       10,202       199,478     -8.56%     -8.29%       1.16%
            2010                  1.40%    1.70%     18.95     22.94       10,304       219,863     10.71%     11.04%       1.81%
            2009                  1.40%    1.70%     17.11     20.70       10,720       205,627     32.63%     33.04%       1.41%
            2008                  1.40%    1.70%     12.90     15.59       11,997       171,182    -41.55%    -41.37%       0.40%
INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE SERIES I
            2012     4/27/12      1.40%    2.60%      4.20     11.70       24,460       133,782     -4.20%     -3.42%       0.00%
INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE SERIES II
            2012     4/27/12      1.40%    1.70%      9.44     13.09        5,736        59,052     -3.80%     -3.60%       0.00%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2012                  1.35%    1.70%     17.43     18.26       37,595       668,214     11.46%     11.86%       2.53%
            2011                  1.35%    1.70%     15.64     16.36       39,014       622,262     -0.35%     -0.01%       2.16%
            2010                  1.35%    1.70%     15.70     16.40       40,823       653,622      6.30%      6.67%       2.46%
            2009                  1.35%    1.70%     14.77     15.42       49,333       742,768     23.47%     23.90%       2.53%
            2008                  1.25%    1.70%     11.96     12.47       75,551       924,265    -17.48%    -17.10%       2.48%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2012                  1.25%    1.70%  $  19.93  $  25.61       18,234  $    419,296     15.02%     15.54%       0.00%
            2011                  1.25%    1.70%     17.32     22.25       27,036       542,131     -3.31%     -2.87%       0.00%
            2010                  1.25%    1.70%     17.92     22.99       31,864       663,530     23.41%     23.96%       0.00%
            2009                  1.25%    1.70%     14.52     18.61       46,217       765,293     42.01%     42.65%       0.00%
            2008                  1.25%    1.70%     10.22     13.09       51,127       592,797    -44.80%    -44.56%       0.06%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2012                  1.40%    1.50%     11.66     13.72          723         9,644     18.08%     18.19%       0.78%
            2011                  1.40%    1.60%      9.86     11.85          984        11,247    -15.36%    -15.18%       0.44%
            2010                  1.40%    1.60%     13.71     14.00        1,495        20,304     13.69%     13.86%       0.46%
            2009                  1.45%    1.60%     12.05     12.31        1,419        17,207     35.23%     35.43%       1.21%
            2008                  1.45%    1.60%      8.90      9.11        1,834        16,488    -45.69%    -45.60%       0.96%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
            2012                  1.25%    2.75%     12.22     13.38      152,239     2,014,038     18.86%     20.59%       0.99%
            2011                  1.25%    2.70%     10.99     11.09      127,945     1,409,213    -10.97%    -10.43%       0.09%
            2010    11/29/10      1.30%    1.90%     12.34     12.38       10,447       129,265      1.13%      5.76%       0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
            2012                  1.15%    2.95%     11.39     11.84      216,047     2,527,942     14.62%     16.40%       1.04%
            2011                  1.15%    2.70%     10.06     10.15      138,964     1,404,041    -21.00%    -20.52%       0.90%
            2010    11/23/10      1.30%    1.90%     12.73     12.77        5,921        75,551      1.82%      5.45%       0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
            2012                  1.25%    2.95%     12.68     13.65      569,028     7,657,989     14.04%     15.99%       0.24%
            2011                  1.25%    2.95%     11.65     11.76      331,443     3,874,337     -6.47%     -5.91%       0.06%
            2010    11/19/10      1.30%    1.90%     12.46     12.50       31,890       397,998      1.80%      6.38%       0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
            2012                  1.25%    2.95%     12.50     13.60      562,218     7,534,156     13.64%     15.59%       1.29%
            2011                  1.25%    2.95%     11.65     11.76      323,320     3,771,189     -4.07%     -3.50%       0.12%
            2010    11/22/10      1.30%    1.90%     12.14     12.18       30,537       371,435      0.85%      4.53%       0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
            2012                  1.15%    2.95%     10.70     12.05      369,188     4,395,794     14.10%     16.00%       2.55%
            2011                  1.25%    2.90%     10.29     10.38      269,042     2,773,266    -15.94%    -15.43%       0.10%
            2010     12/2/10      1.30%    1.90%     12.24     12.27       10,767       132,078      1.02%      1.95%       0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2012                  0.75%    2.95%     12.02     17.51      700,349     9,051,967     14.81%     17.36%       1.18%
            2011                  0.75%    2.95%     10.49     11.44      714,612     7,950,911      1.15%      3.25%       0.00%
            2010                  0.75%    2.80%     10.37     11.14      672,638     7,321,779     22.90%     25.44%       0.00%
            2009                  0.75%    2.80%      8.50      8.92      595,873     5,229,059     34.84%     37.28%       0.00%
            2008                  0.75%    2.55%      6.32      6.53      568,879     3,672,296    -40.67%    -39.89%       0.00%
LVIP BLACKROCK EMERGING MARKETS INDEX RPM SERVICE CLASS
            2012    10/22/12      1.25%    1.95%     10.96     10.99       12,282       134,782      2.45%      8.80%       1.09%
LVIP BLACKROCK EQUITY DIVIDEND RPM SERVICE CLASS
            2012                  0.75%    2.95%      9.97     14.98      235,730     2,562,320     13.30%     15.82%       0.52%
            2011                  0.75%    2.95%      8.79      9.73      149,732     1,417,960     -5.50%     -3.54%       0.80%
            2010                  0.75%    2.80%      9.30     10.14      127,314     1,255,952     14.39%     16.30%       0.72%
            2009                  1.15%    2.80%      8.14      8.73      153,112     1,307,180     20.01%     21.58%       0.96%
            2008                  1.15%    2.45%      6.88      7.19      157,959     1,117,134    -39.97%    -39.25%       1.64%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
            2012                  0.80%    3.05%     11.01     11.87    1,861,065    21,594,482      3.05%      5.40%       0.00%
            2011                  0.80%    3.05%     10.94     11.17    1,085,655    12,052,355      9.01%     10.43%       3.08%
            2010    11/18/10      1.30%    2.60%     10.04     10.12      114,500     1,156,079     -2.28%      1.08%       0.91%
LVIP CAPITAL GROWTH SERVICE CLASS
            2012                  0.65%    2.60%      9.36     12.37      275,180     2,885,053     15.71%     18.00%       0.00%
            2011                  0.65%    2.60%      8.11     10.50      255,031     2,256,322    -11.53%     -9.83%       0.00%
            2010                  0.65%    2.55%      9.17      9.82      182,917     1,759,064     15.68%     17.92%       0.00%
            2009                  0.65%    2.70%      7.95      8.31      108,531       886,634     31.27%     33.52%       0.07%
            2008                  0.75%    2.45%      6.05      6.17       90,952       558,156    -43.14%    -42.46%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP CLARION GLOBAL REAL ESTATE SERVICE CLASS
            2012                  0.80%    2.95%  $   7.52  $  16.89      830,354  $  6,683,552     20.78%     23.40%       0.00%
            2011                  0.80%    2.95%      6.22      6.79      866,351     5,694,866    -11.42%     -9.71%       0.00%
            2010                  0.90%    2.80%      7.02      7.52      730,226     5,337,719     14.42%     16.61%       0.00%
            2009                  0.90%    2.80%      6.17      6.40      647,497     4,093,020     33.96%     35.92%       0.00%
            2008                  1.15%    2.60%      4.65      4.71      489,716     2,289,889    -43.30%    -42.84%       1.35%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM SERVICE CLASS
            2012                  1.15%    2.95%      8.77     15.00      213,107     1,988,901      3.12%      5.00%       0.00%
            2011                  1.15%    2.95%      8.49      9.18      203,299     1,816,660    -10.42%     -8.88%       0.00%
            2010                  1.15%    2.85%      9.50     10.08      150,691     1,480,721     23.43%     25.49%       0.00%
            2009                  1.15%    2.80%      7.80      8.03      135,348     1,065,818     45.19%     46.36%       0.00%
            2008                  1.15%    1.95%      5.37      5.49      128,783       697,056    -50.41%    -50.01%       0.00%
LVIP DELAWARE BOND STANDARD CLASS
            2012                  1.25%    2.80%     12.69     20.57      551,257     9,582,267      3.66%      5.28%       1.85%
            2011                  1.25%    2.80%     12.49     19.57      671,512    11,251,111      4.82%      6.30%       3.30%
            2010                  1.25%    2.65%     11.91     18.43      790,437    12,528,566      5.65%      7.14%       3.17%
            2009                  1.25%    2.65%     11.28     17.23      939,493    14,140,359     15.79%     17.42%       4.00%
            2008                  1.25%    2.65%      9.74     14.70    1,155,221    14,987,636     -5.46%     -4.13%       4.02%
LVIP DELAWARE BOND SERVICE CLASS
            2012                  0.65%    3.20%     10.60     14.82    5,124,573    71,002,783      3.15%      5.55%       1.77%
            2011                  0.65%    2.95%     10.98     14.14    4,320,019    57,660,438      4.30%      6.56%       3.20%
            2010                  0.65%    2.80%     11.62     13.36    3,666,301    46,866,116      5.13%      7.42%       2.95%
            2009                  0.65%    2.80%     11.18     12.53    3,621,392    43,880,347     15.50%     17.71%       4.59%
            2008                  0.65%    2.55%      9.68     10.72    3,005,756    31,297,680     -5.70%     -4.46%       4.60%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2012                  0.80%    3.00%      9.77     10.27      856,206     8,590,907      0.99%      3.13%       1.38%
            2011                  0.80%    2.90%      9.68      9.88      538,092     5,281,610     -2.99%     -1.77%       2.35%
            2010    11/23/10      1.30%    2.55%      9.98     10.06       79,582       798,262     -0.05%      0.03%       0.44%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2012                  1.25%    2.45%     11.91     17.29       17,313       280,943     10.56%     11.88%       1.77%
            2011                  1.25%    2.45%     10.77     15.51       19,339       280,500     -4.40%     -3.24%       1.96%
            2010                  1.25%    2.45%     11.27     16.08       24,404       368,235      9.77%     11.09%       2.54%
            2009                  1.25%    2.45%     10.26     14.53       32,353       438,586     28.79%     30.35%       1.67%
            2008                  1.25%    2.45%      7.97     11.19       37,992       395,662    -34.84%    -34.05%       6.34%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2012                  1.25%    2.80%     11.38     15.92      167,410     2,403,603      9.89%     11.61%       1.41%
            2011                  1.25%    2.80%     10.35     14.28      211,759     2,709,839     -4.97%     -3.49%       1.76%
            2010                  1.25%    2.85%     10.87     14.88      264,021     3,524,951      9.05%     10.81%       2.47%
            2009                  1.25%    2.85%      9.96     13.44      283,186     3,425,915     27.96%     29.96%       1.47%
            2008                  1.30%    2.85%      7.87     10.35      294,315     2,777,935    -35.07%    -34.25%       7.85%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2012                  0.75%    2.55%     10.61     11.67      142,592     1,619,569     12.03%     14.06%       0.68%
            2011                  0.75%    2.55%      9.32     10.28      180,122     1,810,353     -1.70%      0.09%       0.79%
            2010                  0.75%    2.55%      9.32     10.33      149,036     1,509,371      9.71%     11.70%       0.68%
            2009                  0.75%    2.55%      8.75      9.30      128,534     1,178,088     21.36%     22.63%       0.96%
            2008                  1.30%    2.35%      7.31      7.58       93,226       699,617    -37.49%    -36.82%       1.09%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2012                  1.25%    2.60%     11.41     19.02       40,461       699,016     12.32%     13.85%       0.74%
            2011                  1.25%    2.60%     13.92     16.76       47,269       720,749     -1.45%     -0.61%       0.74%
            2010                  1.25%    2.10%     14.07     16.93       52,379       815,938      9.69%     10.18%       0.59%
            2009                  1.25%    1.70%     12.83     15.41       62,558       887,698     27.81%     28.39%       0.70%
            2008                  1.25%    1.70%     10.04     12.05       66,181       737,175    -35.52%    -35.23%       0.84%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2012                  1.05%    2.90%     11.18     17.05      177,317     2,600,910     11.60%     13.45%       0.40%
            2011                  0.75%    2.90%      9.43     15.05      178,709     2,336,775     -2.24%     -0.46%       0.42%
            2010                  0.75%    2.55%      9.47     15.21      162,869     2,248,485      8.60%     10.35%       0.25%
            2009                  0.75%    2.45%      8.58     13.86      193,793     2,474,240     26.41%     28.57%       0.36%
            2008                  0.75%    2.45%      7.49     10.85      217,703     2,187,066    -36.23%    -35.45%       0.58%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2012                  0.80%    2.85%  $   9.10  $  12.54      320,240  $  3,096,513     11.31%     13.62%       0.49%
            2011                  0.80%    2.95%      8.28      8.80      232,336     2,001,697     -7.91%     -6.71%       0.00%
            2010                  1.25%    2.55%      9.19      9.43      141,879     1,310,134     27.66%     28.56%       0.39%
            2009                  1.25%    2.50%      7.21      7.33      166,672     1,208,196     27.54%     28.37%       0.93%
            2008                  1.25%    1.90%      5.65      5.71       63,135       358,094    -38.05%    -37.64%       1.06%
LVIP DIMENSIONAL NON-U.S. EQUITY SERVICE CLASS
            2012                  1.10%    2.95%      9.53      9.76      174,360     1,684,193     15.49%     17.18%       2.80%
            2011      6/8/11      1.10%    2.55%      8.25      8.33       64,951       539,196    -18.01%      6.23%       0.14%
LVIP DIMENSIONAL U.S. EQUITY SERVICE CLASS
            2012                  1.10%    2.95%     10.73     10.87      283,414     3,052,411     14.91%     15.83%       1.15%
            2011      6/8/11      1.10%    1.90%      9.34      9.39       66,209       619,972     -7.18%     11.21%       0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
            2012                  0.80%    2.95%     10.31     10.63      925,295     9,734,371      0.47%      2.40%       1.68%
            2011      6/7/11      1.05%    2.95%     10.26     10.38      605,794     6,263,544     -0.07%      3.54%       0.19%
LVIP GLOBAL INCOME SERVICE CLASS
            2012                  0.75%    3.00%     10.46     12.44    1,484,706    17,746,379      4.30%      6.62%       1.76%
            2011                  0.75%    2.95%     11.04     11.66    1,262,369    14,310,639     -2.01%      0.07%       4.80%
            2010                  0.75%    2.85%     11.27     11.66      655,511     7,511,475      6.40%      8.61%       3.82%
            2009     7/10/09      0.75%    2.80%     10.60     10.73      127,526     1,359,469     -2.16%      5.43%       2.66%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
            2012                  0.75%    3.00%     11.87     12.48      549,278     6,754,568     11.30%     13.42%       5.07%
            2011                  1.05%    2.95%     10.85     10.96      323,764     3,530,487      0.60%      1.21%       7.32%
            2010    11/19/10      1.30%    1.90%     10.78     10.83       12,833       138,587      0.54%      0.76%       1.01%
LVIP JPMORGAN MID CAP VALUE RPM SERVICE CLASS
            2012                  1.30%    2.90%      9.26      9.96      159,132     1,552,148     10.55%     12.00%       0.00%
            2011                  1.05%    2.85%      8.39      8.89      116,891     1,019,808     -4.47%     -3.27%       0.00%
            2010                  1.30%    2.55%      8.83      9.19       87,323       790,627     21.50%     22.84%       0.00%
            2009                  1.30%    2.40%      7.37      7.46       58,275       431,485     22.01%     22.63%       0.36%
            2008                  1.40%    1.90%      6.06      6.09       56,185       340,393    -35.21%    -35.05%       0.26%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2012                  0.65%    2.90%      8.07     13.04      474,501     4,116,302     15.93%     18.35%       0.54%
            2011                  0.65%    2.70%      6.96     11.04      412,107     3,056,730    -12.50%    -10.68%       2.72%
            2010                  0.65%    2.70%      7.95      8.53      359,169     2,972,670      9.82%     11.98%       0.57%
            2009                  0.75%    2.70%      7.33      7.62      271,562     2,021,186     32.50%     34.50%       0.72%
            2008                  0.75%    2.25%      5.56      5.63      229,810     1,282,862    -50.03%    -49.63%       1.08%
LVIP MFS VALUE SERVICE CLASS
            2012                  0.65%    3.15%      8.79     12.42    1,343,113    12,992,118     12.84%     15.29%       0.99%
            2011                  0.65%    2.80%      7.79     10.79    1,261,992    10,575,160     -3.10%     -1.00%       1.29%
            2010                  0.65%    2.80%      8.04      8.69      942,376     7,930,493      8.24%     10.59%       1.19%
            2009                  0.65%    2.80%      7.50      7.86      597,763     4,580,700     17.75%     19.89%       1.44%
            2008                  0.65%    2.45%      6.42      6.51      370,870     2,393,206    -33.76%    -33.20%       1.26%
LVIP MID-CAP VALUE SERVICE CLASS
            2012                  0.75%    2.90%      8.65     12.80      421,062     3,905,496     20.34%     22.89%       0.13%
            2011                  0.75%    2.85%      7.19      7.92      427,742     3,244,684    -12.09%    -10.22%       0.00%
            2010                  0.75%    2.85%      8.19      8.77      349,617     2,979,731     20.18%     22.48%       0.01%
            2009                  0.90%    2.80%      6.97      7.11      268,417     1,882,270     39.34%     40.46%       0.31%
            2008                  1.15%    1.95%      5.00      5.06      219,819     1,103,680    -42.00%    -41.53%       0.11%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2012                  1.25%    2.55%     10.53     20.70       83,845     1,622,728      6.86%      8.26%       2.85%
            2011                  1.25%    2.55%     10.43     19.18       92,986     1,672,493     -6.53%     -5.41%       3.11%
            2010                  1.25%    2.45%     11.16     20.35       91,896     1,789,661     -0.01%      1.19%       2.98%
            2009                  1.25%    2.45%     11.16     20.18      117,151     2,267,726     18.29%     19.73%       3.31%
            2008                  1.25%    2.45%      9.44     16.92      133,119     2,154,235    -38.19%    -37.44%       4.74%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2012                  0.75%    2.95%      9.09     18.56      431,106     6,559,183      6.16%      8.52%       2.60%
            2011                  0.75%    2.95%      8.38     17.21      465,747     6,629,211     -7.09%     -5.17%       2.81%
            2010                  0.75%    2.80%     10.55     18.25      477,244     7,448,268     -0.61%      0.94%       3.01%
            2009                  1.25%    2.80%     10.55     18.10      525,340     8,335,441     17.58%     19.42%       3.13%
            2008                  1.25%    2.80%      9.34     15.17      541,088     7,326,395    -38.37%    -37.60%       4.75%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP MONEY MARKET STANDARD CLASS
            2012                  1.25%    2.70%  $   9.55  $  10.83      246,756  $  2,581,252     -2.42%     -1.22%       0.03%
            2011                  1.25%    2.45%      9.78     10.98      317,927     3,378,567     -2.41%     -1.21%       0.03%
            2010                  1.25%    2.45%     10.02     11.13      351,694     3,791,835     -2.39%     -1.20%       0.05%
            2009                  1.25%    2.45%     10.27     11.28      586,054     6,399,225     -2.13%     -0.94%       0.32%
            2008                  1.25%    2.45%     10.49     11.40      920,631    10,085,363     -0.13%      1.07%       2.22%
LVIP MONEY MARKET SERVICE CLASS
            2012                  0.75%    2.90%      9.14     10.34    1,731,118    17,293,267     -2.83%     -0.72%       0.03%
            2011                  0.75%    2.90%      9.46     10.47    1,518,418    15,248,538     -2.73%     -0.72%       0.03%
            2010                  0.75%    2.80%      9.72     10.60    1,453,345    14,882,422     -2.72%     -0.71%       0.04%
            2009                  0.75%    2.80%      9.99     10.73    1,649,506    17,180,141     -2.68%     -0.67%       0.09%
            2008                  0.75%    2.80%     10.34     10.85    2,317,934    24,490,806     -0.38%      0.82%       1.98%
LVIP PROTECTED PROFILE 2010 SERVICE CLASS
            2012                  1.30%    2.55%     10.46     11.22       34,399       380,690      5.55%      6.87%       1.54%
            2011                  1.30%    2.55%      9.91     10.50       80,430       832,654     -1.55%     -0.31%       0.59%
            2010                  1.30%    2.55%     10.07     10.53       90,394       935,858      8.39%      9.75%       0.86%
            2009                  1.30%    2.55%      9.36      9.60       86,639       822,784     21.34%     22.49%       1.73%
            2008                  1.30%    2.25%      7.71      7.71       64,209       499,512    -25.79%    -25.79%       1.70%
LVIP PROTECTED PROFILE 2020 SERVICE CLASS
            2012                  1.30%    2.55%      9.94     10.66       40,590       419,828      5.38%      6.71%       0.93%
            2011                  1.30%    2.55%      9.43      9.99      316,250     3,104,254     -2.57%     -1.34%       0.42%
            2010                  1.25%    2.55%      9.68     10.14       50,353       501,684      8.95%     10.36%       0.66%
            2009                  1.25%    2.55%      9.03      9.18       51,484       466,940     22.99%     23.73%       1.78%
            2008                  1.30%    1.90%      7.39      7.39       32,242       237,153    -28.19%    -28.19%       1.55%
LVIP PROTECTED PROFILE 2030 SERVICE CLASS
            2012                  1.30%    1.90%      9.96     10.30       30,077       304,169      5.60%      6.24%       1.19%
            2011                  1.30%    1.90%      9.43      9.70       40,148       384,876     -2.68%     -2.09%       0.64%
            2010                  1.30%    1.90%      9.69      9.90       42,279       414,905     10.15%     10.81%       0.56%
            2009                  1.30%    1.90%      8.80      8.94       53,848       477,964     25.25%     26.00%       1.46%
            2008                  1.30%    1.90%      7.09      7.09       50,346       356,008    -31.85%    -31.85%       0.81%
LVIP PROTECTED PROFILE 2040 SERVICE CLASS
            2012                  1.80%    1.80%      9.32      9.32          923         8,604      4.95%      4.95%       1.20%
            2011                  1.80%    1.80%      8.88      8.88          931         8,275     -3.48%     -3.48%       0.19%
            2010                  1.65%    1.90%      9.17      9.25        8,284        76,452     11.25%     11.53%       0.40%
            2009                  1.60%    1.90%      8.24      8.31       15,520       128,587     28.17%     28.56%       1.27%
            2008                  1.60%    1.90%      6.46      6.46       17,041       109,942    -36.77%    -36.77%       0.11%
LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
            2012                  0.65%    3.20%     12.00     13.96    3,890,852    52,058,476      6.43%      8.79%       4.46%
            2011                  0.65%    2.85%     11.62     12.91    1,421,904    17,794,544      0.52%      2.65%       1.93%
            2010                  0.75%    2.85%     11.56     12.64    1,028,388    12,635,635      7.14%      8.86%       3.66%
            2009                  1.25%    2.85%     10.79     11.61      833,593     9,465,517     21.05%     23.00%       4.42%
            2008                  1.25%    2.85%      8.93      9.44      550,326     5,123,736    -20.90%    -19.66%       2.06%
LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
            2012                  0.75%    3.20%     11.06     12.73    8,008,505    98,396,039      5.87%      8.06%       3.41%
            2011                  0.75%    2.80%     10.25     11.84    1,884,835    21,580,166     -3.00%     -0.99%       1.75%
            2010                  0.75%    2.80%     10.37     12.01    1,687,929    19,727,783      9.33%     11.42%       2.83%
            2009                  0.90%    2.80%     10.08     10.80    1,332,778    14,124,608     25.16%     27.05%       4.24%
            2008                  1.30%    2.80%      8.05      8.50    1,371,009    11,503,260    -35.42%    -34.44%       0.79%
LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
            2012                  0.65%    3.20%     11.39     13.49    9,766,303   126,050,654      6.20%      8.50%       3.85%
            2011                  0.75%    2.90%     11.16     12.49    4,221,992    50,672,579     -1.92%      0.16%       1.62%
            2010                  0.75%    2.85%     11.16     12.54    3,194,946    39,011,600      8.54%     10.68%       2.80%
            2009                  0.90%    2.85%     10.57     11.37    2,881,089    32,177,868     24.14%     26.27%       4.05%
            2008                  1.15%    2.85%      8.39      9.01    3,014,242    26,819,220    -28.87%    -27.65%       1.74%
LVIP SSgA BOND INDEX SERVICE CLASS
            2012                  0.65%    2.95%     10.24     12.39    3,194,803    37,980,313      0.59%      2.67%       2.34%
            2011                  0.90%    2.95%     11.26     12.06    2,870,538    33,548,216      4.12%      6.17%       2.92%
            2010                  0.90%    2.85%     10.83     11.36    2,753,241    30,602,415      2.79%      4.76%       2.14%
            2009                  0.90%    2.80%     10.58     10.79    1,344,495    14,412,752      1.64%      2.97%       2.16%
            2008     7/7/08       1.25%    2.55%     10.41     10.48      393,102     4,112,314      2.70%      6.05%       0.76%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
            2012                  1.25%    2.95%  $  10.91  $  11.35      320,758  $  3,588,905      5.66%      7.41%       2.92%
            2011     2/10/11      1.30%    2.95%     10.33     10.57      174,192     1,825,748     -2.93%      3.21%       0.24%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
            2012                  0.80%    3.00%     10.86     11.24      900,160    10,018,004      5.21%      6.69%       4.13%
            2011                  1.30%    2.70%     10.53     10.53      470,832     4,934,049      1.22%      1.22%       0.21%
            2010     12/8/10      1.30%    1.30%     10.41     10.41        4,856        50,557      1.08%      1.08%       0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2012                  1.25%    2.95%      8.53      9.15      556,461     4,981,634     10.24%     11.96%       2.49%
            2011                  0.90%    2.80%      7.74      8.18      513,585     4,122,345    -14.78%    -13.44%       2.26%
            2010                  1.25%    2.80%      9.08      9.45      501,816     4,677,746      4.05%      5.67%       1.25%
            2009                  1.25%    2.80%      8.76      8.94      251,863     2,236,344     40.69%     42.53%       1.71%
            2008     7/16/08      1.25%    2.55%      6.23      6.27       90,944       569,302    -33.94%     20.38%       1.96%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
            2012                  0.90%    2.95%     10.77     15.66      599,865     7,793,856      9.12%     11.38%       2.52%
            2011                  0.90%    2.95%     11.33     12.11      517,112     6,077,347    -17.50%    -15.92%       2.50%
            2010                  0.90%    2.80%     13.73     14.41      511,545     7,217,769     23.93%     26.79%       1.17%
            2009                  0.90%    2.80%     11.12     11.34      342,441     3,859,425     84.71%     87.12%       1.53%
            2008     7/16/08      1.25%    2.55%      6.02      6.06       74,056       448,279    -39.37%     21.11%       1.23%
LVIP SSgA GLOBAL TACTICAL ALLOCATION RPM SERVICE CLASS
            2012                  0.80%    3.00%      9.94     13.26    3,052,805    35,197,386      7.66%      9.99%       3.37%
            2011                  0.80%    2.95%     10.28     10.91    2,158,045    22,926,088     -2.21%     -1.33%       1.44%
            2010                  1.30%    2.20%     10.66     11.06      309,603     3,349,785      6.38%      7.08%       0.79%
            2009                  1.30%    1.95%     10.02     10.32      322,166     3,278,800     27.95%     28.78%       6.47%
            2008                  1.30%    1.95%      7.83      8.02      325,144     2,576,159    -41.77%    -41.38%       0.33%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
            2012                  0.90%    2.95%      7.97      8.68      978,250     8,175,442     14.56%     16.76%       1.69%
            2011                  0.90%    2.85%      6.96      7.44      940,151     6,775,945    -15.01%    -13.37%       1.16%
            2010                  0.90%    2.80%      8.18      8.59      817,811     6,865,472      3.83%      5.82%       1.49%
            2009                  0.90%    2.80%      7.91      8.07      375,412     3,010,040     24.32%     25.95%       1.82%
            2008      7/7/08      1.25%    2.55%      6.36      6.41      107,278       686,271    -33.64%     18.08%       1.41%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
            2012                  1.25%    2.95%     11.33     12.18      929,622    11,079,699      8.80%     10.56%       1.37%
            2011                  0.90%    2.85%     10.43     11.02      954,164    10,325,255     -0.76%      0.80%       1.32%
            2010                  1.10%    2.80%     10.51     10.93    1,082,247    11,676,876     15.62%     17.42%       1.30%
            2009                  1.25%    2.80%      9.13      9.31      511,442     4,730,638     31.56%     33.28%       1.48%
            2008     7/16/08      1.25%    2.55%      6.94      6.99      165,085     1,150,990    -30.68%     11.67%       0.58%
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
            2012                  0.65%    3.15%     11.14     11.71      845,485     9,629,008      8.24%     10.71%       2.39%
            2011                  0.65%    2.90%     10.43     10.43      420,465     4,378,544     -2.11%     -2.11%       0.10%
            2010     12/7/10      1.25%    1.65%     10.65     10.67       48,688       519,247      0.81%      1.34%       0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
            2012                  0.80%    2.95%     10.91     11.40    3,624,775    40,794,760      7.06%      9.00%       3.75%
            2011                  1.15%    2.95%     10.35     10.44    2,586,633    26,866,567     -1.84%     -1.25%       0.22%
            2010     12/6/10      1.30%    1.90%     10.54     10.57       84,035       886,695      0.91%      1.45%       0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
            2012                  1.25%    2.95%     11.07     11.52      559,471     6,389,458      9.30%     11.12%       2.35%
            2011                  1.30%    2.95%     10.33     10.37      316,364     3,264,535     -4.28%     -4.04%       0.03%
            2010    12/20/10      1.30%    1.55%     10.79     10.80       18,233       196,856      0.32%      1.01%       0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
            2012                  1.10%    2.90%     11.14     11.54    1,767,041    20,141,867      7.94%      9.73%       3.99%
            2011                  1.25%    2.90%     10.42     10.51    1,274,024    13,317,403     -3.84%     -3.26%       0.18%
            2010    11/24/10      1.30%    1.90%     10.84     10.86       78,770       854,596      1.02%      3.08%       0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2012                  1.40%    2.70%     10.65     11.44       35,257       379,145     12.96%     14.04%       0.88%
            2011                  1.40%    2.35%      9.43     10.04       42,395       402,908     -0.52%      0.43%       0.87%
            2010                  1.40%    2.35%      9.48      9.99       48,434       463,460     12.06%     13.13%       2.00%
            2009                  1.40%    2.35%      8.53      8.83       18,571       161,394     23.43%     24.36%       0.61%
            2008                  1.40%    2.15%      7.10      7.10       32,633       230,929    -38.07%    -38.07%       4.78%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA S&P 500 INDEX SERVICE CLASS
            2012                  0.80%    2.95%  $  10.10  $  14.94    1,956,056  $ 21,414,254     12.01%     14.44%       0.72%
            2011                  0.80%    2.95%      8.87      9.97    1,931,039    18,608,418     -1.21%      0.69%       0.70%
            2010                  0.90%    2.80%      8.81      9.94    1,808,456    17,453,770     11.29%     13.42%       1.07%
            2009                  0.90%    2.80%      8.28      8.79    1,133,198     9,790,077     22.61%     24.34%       1.33%
            2008                  1.15%    2.55%      6.91      7.06      761,531     5,327,198    -38.53%    -38.16%       5.05%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
            2012                  0.90%    3.05%      9.03     11.23      638,970     6,144,972     12.14%     14.57%       0.44%
            2011                  0.90%    3.05%      8.03      8.79      661,006     5,591,990     -7.48%     -5.65%       0.10%
            2010                  0.90%    2.85%      8.70      9.32      645,999     5,842,260     22.40%     24.74%       0.34%
            2009                  0.90%    2.80%      7.15      7.42      465,259     3,409,090     22.48%     24.27%       0.56%
            2008                  1.15%    2.60%      5.90      5.97      315,131     1,868,880    -35.38%    -34.89%       1.26%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
            2012                  1.25%    2.95%     13.70     14.70      247,965     3,566,763     10.41%     12.13%       2.33%
            2011                  0.90%    2.80%     12.41     13.11      248,780     3,203,267     -5.15%     -3.67%       1.45%
            2010                  1.25%    2.80%     13.09     13.61      243,536     3,270,464     23.92%     25.85%       1.91%
            2009                  1.25%    2.80%     10.60     10.81      134,130     1,440,616     47.48%     49.42%       1.98%
            2008     7/16/08      1.25%    2.55%      7.19      7.24       37,800       273,108    -32.73%     25.69%       0.76%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2012                  0.75%    2.95%      9.56     13.11      603,779     6,145,130     14.64%     17.13%       0.00%
            2011                  0.75%    2.90%      8.33      9.16      451,951     3,962,905     -4.60%     -2.63%       0.00%
            2010                  0.75%    2.80%      8.73      9.40      238,999     2,168,082     13.22%     15.57%       0.00%
            2009                  0.75%    2.80%      7.90      8.14      172,515     1,366,963     40.04%     41.66%       0.00%
            2008                  0.75%    1.90%      5.64      5.69      118,843       672,060    -43.08%    -42.74%       0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2012                  1.40%    2.65%     13.86     21.83        4,189        73,680     13.60%     14.67%       0.00%
            2011                  1.40%    2.35%     12.20     19.07        3,454        62,245     -6.10%     -5.21%       0.00%
            2010                  1.40%    2.35%     12.99     20.16        6,068       109,984     25.39%     26.58%       0.00%
            2009                  1.40%    2.35%     10.36     15.96        7,809       114,153     42.94%     44.31%       0.11%
            2008                  1.40%    2.35%      7.25     11.08        6,888        68,297    -44.11%    -43.57%       0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2012                  0.80%    3.15%     12.67     19.90      241,009     4,046,116     12.65%     15.09%       0.00%
            2011                  0.80%    2.95%     11.02     17.39      209,432     3,110,262     -6.76%     -4.97%       0.00%
            2010                  0.90%    2.80%     11.59     18.38      164,256     2,677,560     24.53%     26.91%       0.00%
            2009                  0.90%    2.80%      9.97     14.55      144,139     1,925,598     43.22%     44.37%       0.00%
            2008                  1.10%    1.90%      6.90     10.10       98,002       930,708    -44.00%    -43.54%       0.00%
LVIP TEMPLETON GROWTH RPM SERVICE CLASS
            2012                  0.65%    2.95%      8.31     13.93      655,386     5,839,829     17.40%     20.13%       1.76%
            2011                  0.65%    2.95%      7.09      7.83      610,143     4,567,332     -6.01%     -3.91%       1.97%
            2010                  0.65%    2.80%      7.54      8.12      531,857     4,174,991      3.37%      5.51%       1.72%
            2009                  0.75%    2.80%      7.35      7.70      490,915     3,688,563     24.60%     26.85%       1.82%
            2008                  0.75%    2.50%      5.96      6.02      414,443     2,478,450    -39.07%    -38.70%       2.15%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
            2012                  1.25%    2.70%     11.96     16.65        8,810       123,018     13.29%     14.94%       0.00%
            2011                  1.25%    2.70%     11.82     14.54        9,207       111,981     -7.27%     -6.86%       0.24%
            2010                  1.25%    1.70%     12.74     15.66        8,961       121,493      9.47%      9.96%       0.70%
            2009                  1.25%    1.70%     11.64     14.29       10,258       125,584     36.19%     36.80%       0.77%
            2008                  1.25%    1.70%      8.55     10.48       13,433       121,269    -41.82%    -41.56%       0.67%
LVIP UBS LARGE CAP GROWTH RPM SERVICE CLASS
            2012                  1.15%    2.80%     11.11     15.28      163,497     2,182,977     12.90%     14.78%       0.00%
            2011                  1.15%    2.95%      9.84     13.34      121,650     1,446,792     -8.53%     -7.00%       0.00%
            2010                  1.15%    2.80%     10.76     14.38      131,778     1,721,907      8.01%      9.81%       0.54%
            2009                  1.15%    2.80%     10.37     13.17      117,578     1,450,153     35.57%     36.59%       0.89%
            2008                  1.15%    1.90%      7.59      9.66      103,965       953,011    -42.08%    -41.64%       0.56%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2012                  0.80%    2.75%     10.40     10.71      290,392     3,067,679     11.93%     13.96%       1.81%
            2011     7/11/11      0.80%    2.60%      9.29      9.40       51,312       480,762     -6.15%     12.32%       0.85%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2012                  1.25%    2.95%  $   9.57  $   9.82      201,864  $  1,969,847     15.64%     17.50%       5.33%
            2011     6/29/11      1.30%    2.90%      8.27      8.36       66,049       551,143    -18.35%      2.72%       0.00%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
            2012                  0.75%    1.30%     11.71     16.53        4,460        71,129      9.15%      9.76%       0.49%
            2011                  0.75%    2.35%     14.99     15.06        6,335        88,245     -5.34%     -5.20%       0.26%
            2010     5/21/10      0.75%    0.90%     15.83     15.88        2,264        35,937     14.45%     18.64%       0.36%
MFS VIT CORE EQUITY SERVICE CLASS
            2012                  1.40%    2.35%     11.71     17.73        4,035        62,573     13.26%     14.34%       0.51%
            2011                  1.40%    2.35%     10.34     15.53        3,363        41,648     -3.57%     -2.65%       0.44%
            2010                  1.40%    2.35%     10.72     15.99        6,602        91,399     14.15%     15.24%       0.91%
            2009                  1.40%    2.35%      9.39     13.90        7,687        91,487     29.17%     30.40%       1.31%
            2008                  1.40%    2.35%      7.27     10.68        8,254        76,056    -40.74%    -40.17%       0.42%
MFS VIT GROWTH INITIAL CLASS
            2012                  1.40%    1.40%      8.29      8.29       10,469        86,775     15.76%     15.76%       0.00%
            2011                  1.40%    1.40%      7.16      7.16       15,353       109,949     -1.71%     -1.71%       0.19%
            2010                  1.40%    1.40%      7.29      7.29       20,823       151,706     13.73%     13.73%       0.12%
            2009                  1.40%    2.15%      6.41     11.45       24,920       163,102     34.75%     35.76%       0.30%
            2008                  1.40%    2.15%      4.72      8.50       29,618       142,578    -38.75%    -38.29%       0.23%
MFS VIT GROWTH SERVICE CLASS
            2012                  0.80%    2.60%     10.81     20.71       61,642       879,920     14.07%     16.15%       0.00%
            2011                  0.80%    2.60%      9.45     17.98       52,354       646,225     -3.06%     -1.84%       0.02%
            2010                  1.30%    2.55%      9.66     18.37       23,294       364,478     12.13%     13.54%       0.00%
            2009                  1.30%    2.55%     12.26     16.23       22,342       310,698     34.75%     35.48%       0.03%
            2008                  1.25%    1.90%      9.22     12.01       17,947       199,968    -38.60%    -38.32%       0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2012                  1.40%    1.40%     16.00     16.00       34,673       554,747      9.71%      9.71%       2.72%
            2011                  1.40%    1.40%     14.58     14.58       47,810       697,218      0.36%      0.36%       2.59%
            2010                  1.40%    1.40%     14.53     14.53       56,209       816,796      8.40%      8.40%       2.89%
            2009                  1.40%    2.15%      9.94     13.41       81,281     1,087,744     15.52%     16.39%       3.96%
            2008                  1.40%    2.15%      8.60     11.52      120,074     1,381,280    -23.79%    -23.22%       3.22%
MFS VIT TOTAL RETURN SERVICE CLASS
            2012                  0.65%    2.80%     10.84     15.45      938,481    13,030,237      7.87%     10.21%       2.38%
            2011                  0.65%    2.85%     10.01     14.12    1,135,245    14,538,502     -1.27%      0.93%       2.39%
            2010                  0.65%    2.85%     10.14     14.10    1,198,487    15,470,557      6.55%      8.81%       2.53%
            2009                  0.75%    2.85%      9.39     13.04    1,267,316    15,292,357     14.42%     16.84%       3.18%
            2008                  0.75%    2.85%      8.33     11.25    1,166,594    12,218,673    -24.47%    -23.29%       2.86%
MFS VIT UTILITIES INITIAL CLASS
            2012                  1.40%    1.40%     21.30     21.30       19,461       414,566     11.91%     11.91%       7.14%
            2011                  1.40%    1.40%     19.04     19.04       25,620       487,714      5.30%      5.30%       3.20%
            2010                  1.40%    1.40%     18.08     18.08       32,317       584,237     12.23%     12.23%       3.18%
            2009                  1.40%    1.40%     16.11     16.11       38,609       621,943     31.37%     31.37%       5.40%
            2008                  1.40%    1.40%     12.26     12.26       53,498       656,021    -38.54%    -38.54%       1.61%
MFS VIT UTILITIES SERVICE CLASS
            2012                  0.75%    2.95%     12.74     37.60      622,844    13,546,868      9.98%     12.36%       6.41%
            2011                  0.75%    2.90%     12.65     33.75      685,691    13,455,945      3.57%      5.71%       3.04%
            2010                  0.75%    2.80%     11.99     32.20      557,635    11,092,347     10.49%     12.66%       3.02%
            2009                  0.75%    2.70%     11.66     28.82      593,173    10,612,729     29.46%     31.35%       4.56%
            2008                  1.15%    2.60%      8.88     22.04      634,382     8,758,111    -39.38%    -38.52%       1.30%
NB AMT MID CAP GROWTH I CLASS
            2012                  1.25%    2.70%     13.85     21.97      177,048     3,177,639      9.57%     11.02%       0.00%
            2011                  1.25%    2.55%     12.60     19.83      217,266     3,579,845     -2.05%     -0.77%       0.00%
            2010                  1.25%    2.55%     12.83     20.05      257,458     4,293,649     25.85%     27.49%       0.00%
            2009                  1.25%    2.55%     10.16     15.78      312,161     4,113,976     28.29%     29.96%       0.00%
            2008                  1.25%    2.55%      8.21     12.19      388,501     3,961,626    -44.80%    -44.07%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
NB AMT MID CAP INTRINSIC VALUE I CLASS
            2012                  1.25%    2.90%  $  10.97  $  20.62      219,756  $  3,646,857     12.23%     14.09%       0.60%
            2011                  1.25%    2.90%      9.71     18.14      253,041     3,721,504     -8.99%     -7.66%       0.61%
            2010                  1.25%    2.70%     10.63     19.71      302,631     4,932,486     23.01%     24.62%       0.69%
            2009                  1.25%    2.55%      8.61     15.87      384,586     5,109,230     42.87%     44.74%       1.78%
            2008                  1.25%    2.65%      6.31     11.00      443,184     4,097,055    -47.19%    -46.49%       1.19%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
            2012                  0.75%    1.30%     12.72     19.24       14,940       223,096     19.39%     20.05%       1.90%
            2011                  0.75%    1.30%     15.75     16.03       16,819       207,744     -9.71%     -9.21%       0.55%
            2010     5/21/10      0.75%    1.30%     17.45     17.65        3,824        67,373      1.60%     21.26%       0.00%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADVISOR CLASS
            2012                  0.65%    2.50%     13.93     14.89      231,047     3,332,645      2.53%      4.44%       2.63%
            2011                  0.65%    2.50%     13.78     14.26       95,026     1,322,824     -9.33%     -8.14%      14.47%
            2010                  0.65%    1.95%     15.21     15.46       55,655       851,447     21.91%     23.10%      15.39%
            2009      7/1/09      0.90%    1.90%     12.48     12.56       24,322       304,150     12.38%     22.53%       6.29%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2012                  1.40%    1.70%     13.24     15.73        7,832       107,116     20.21%     20.57%       1.31%
            2011                  1.40%    1.70%     11.01     13.07        6,602        75,661     -2.84%     -2.55%       0.84%
            2010                  1.40%    1.70%     11.34     13.44        7,408        87,254      0.74%      1.04%       1.97%
            2009                  1.35%    1.70%     11.25     13.33       10,108       123,536     23.88%     24.25%       0.00%
            2008                  1.40%    1.70%      9.08     10.75       11,152       105,401    -18.47%    -18.23%       0.00%
PUTNAM VT GROWTH & INCOME CLASS IB
            2012                  1.40%    2.80%     12.66     14.62          944        13,047     15.85%     17.48%       2.81%
            2011                  1.40%    2.80%     10.77     13.17        4,382        56,120     -6.16%     -5.97%       1.22%
            2010                  1.40%    1.70%     11.14     14.03        4,509        58,401     12.45%     12.79%       1.52%
            2009                  1.40%    1.70%      9.90     12.47        4,506        51,857     27.62%     28.00%       2.98%
            2008                  1.40%    1.70%      7.76      9.76        8,118        71,886    -39.74%    -39.55%       2.16%

----------
(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                          AGGREGATE     AGGREGATE
                                                                           COST OF      PROCEEDS
SUBACCOUNT                                                                PURCHASES    FROM SALES
--------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                   $    286,239  $    411,563
ABVPSF Growth and Income Class B                                             217,494     1,569,165
ABVPSF International Value Class B                                           568,898     1,239,047
ABVPSF Large Cap Growth Class B                                                2,658       186,456
ABVPSF Small/Mid Cap Value Class B                                           840,572     1,682,905
American Century VP Inflation Protection Class II                          2,334,127     4,577,368
American Funds Global Growth Class 2                                         419,842     3,979,826
American Funds Global Small Capitalization Class 2                           569,823     2,313,082
American Funds Growth Class 2                                              1,303,300    14,268,431
American Funds Growth-Income Class 2                                       1,886,167    13,363,422
American Funds International Class 2                                       1,004,613     6,528,219
BlackRock Global Allocation V.I. Class III                                18,482,079     3,771,189
Delaware VIP Diversified Income Service Class                             10,521,750     5,623,240
Delaware VIP Emerging Markets Service Class                                2,799,775     2,849,348
Delaware VIP High Yield Standard Class                                       109,589        97,180
Delaware VIP High Yield Service Class                                      2,390,104     3,925,109
Delaware VIP Limited-Term Diversified Income Service Class                 7,161,162     4,366,783
Delaware VIP REIT Standard Class                                              42,934       134,068
Delaware VIP REIT Service Class                                            1,383,370     2,456,590
Delaware VIP Small Cap Value Standard Class                                  126,924       226,414
Delaware VIP Small Cap Value Service Class                                 3,201,730     3,390,501
Delaware VIP Smid Cap Growth Standard Class                                   57,149        98,137
Delaware VIP Smid Cap Growth Service Class                                 3,194,936     1,258,413
Delaware VIP U.S. Growth Service Class                                     1,727,744       711,322
Delaware VIP Value Standard Class                                              6,836        84,561
Delaware VIP Value Service Class                                           1,238,258     1,640,185
DWS Alternative Asset Allocation VIP Class B                               1,160,395       433,777
DWS Equity 500 Index VIP Class A                                              56,541       500,076
DWS Equity 500 Index VIP Class B                                             116,669       824,984
DWS Small Cap Index VIP Class A                                              109,669       179,580
DWS Small Cap Index VIP Class B                                               15,371       325,474
Fidelity VIP Contrafund Service Class 2                                    3,294,061     6,174,375
Fidelity VIP Equity-Income Initial Class                                      48,117       132,224
Fidelity VIP Equity-Income Service Class 2                                   226,886       326,967
Fidelity VIP Growth Initial Class                                              1,007        49,897
Fidelity VIP Growth Service Class 2                                        1,806,952     1,095,820
Fidelity VIP Mid Cap Service Class 2                                       7,153,055     3,281,786
Fidelity VIP Overseas Initial Class                                            1,902        15,748
Fidelity VIP Overseas Service Class 2                                        230,965       607,756
FTVIPT Franklin Income Securities Class 2                                  6,722,351     6,120,355
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                      604,667     1,827,941
FTVIPT Mutual Shares Securities Class 2                                    1,924,338     3,067,072
FTVIPT Templeton Global Bond Securities Class 2                            1,770,615     4,638,109
FTVIPT Templeton Growth Securities Class 2                                   136,901     1,212,843
Goldman Sachs VIT Large Cap Value Service Class                              106,152       274,467
Huntington VA Balanced                                                         4,698           148
Huntington VA Dividend Capture                                                41,834           722
Invesco V.I. Capital Appreciation Series I                                        26       158,490
Invesco V.I. Capital Appreciation Series II                                       --        70,042
Invesco V.I. Core Equity Series I                                              2,465       199,433
Invesco V.I. Core Equity Series II                                             1,193             1
Invesco V.I. International Growth Series I                                     1,905         6,405
Invesco V.I. International Growth Series II                                   14,500       174,356
Invesco Van Kampen V.I. American Franchise Series I                          157,798        19,453
Invesco Van Kampen V.I. American Franchise Series II                          68,648         7,258
Janus Aspen Series Balanced Service Class                                    128,086       101,612
Janus Aspen Series Enterprise Service Class                                    2,063       206,913
Janus Aspen Series Worldwide Service Class                                       579         4,064

                                                                          AGGREGATE     AGGREGATE
                                                                           COST OF      PROCEEDS
SUBACCOUNT                                                                PURCHASES    FROM SALES
--------------------------------------------------------------------------------------------------
LVIP American Global Growth Service Class II                            $    645,139  $    371,738
LVIP American Global Small Capitalization Service Class II                 1,097,520       252,428
LVIP American Growth Service Class II                                      3,494,124       543,665
LVIP American Growth-Income Service Class II                               3,525,006       551,598
LVIP American International Service Class II                               1,843,820       711,105
LVIP Baron Growth Opportunities Service Class                              1,483,829     1,276,101
LVIP BlackRock Emerging Markets Index RPM Service Class                      129,327            23
LVIP BlackRock Equity Dividend RPM Service Class                           1,071,030       288,065
LVIP BlackRock Inflation Protected Bond Service Class                     11,085,654     2,308,690
LVIP Capital Growth Service Class                                            432,169       245,920
LVIP Clarion Global Real Estate Service Class                                678,852     1,050,932
LVIP Columbia Small-Mid Cap Growth RPM Service Class                         494,220       433,710
LVIP Delaware Bond Standard Class                                            674,252     2,772,173
LVIP Delaware Bond Service Class                                          17,613,848     5,522,986
LVIP Delaware Diversified Floating Rate Service Class                      4,476,505     1,388,575
LVIP Delaware Foundation Aggressive Allocation Standard Class                  4,997        34,247
LVIP Delaware Foundation Aggressive Allocation Service Class                 378,308       975,944
LVIP Delaware Growth and Income Service Class                                191,602       620,805
LVIP Delaware Social Awareness Standard Class                                 55,978       128,759
LVIP Delaware Social Awareness Service Class                                 590,341       483,719
LVIP Delaware Special Opportunities Service Class                          1,425,434       345,569
LVIP Dimensional Non-U.S. Equity Service Class                             1,255,453       251,998
LVIP Dimensional U.S. Equity Service Class                                 2,579,252       364,936
LVIP Dimensional/Vanguard Total Bond Service Class                         6,444,901     3,192,782
LVIP Global Income Service Class                                           4,977,747     2,353,908
LVIP JPMorgan High Yield Service Class                                     3,763,849       991,101
LVIP JPMorgan Mid Cap Value RPM Service Class                                772,484       389,209
LVIP MFS International Growth Service Class                                1,062,713       594,805
LVIP MFS Value Service Class                                               2,342,828     1,565,762
LVIP Mid-Cap Value Service Class                                             665,451       777,198
LVIP Mondrian International Value Standard Class                             107,903       261,729
LVIP Mondrian International Value Service Class                              502,344       985,543
LVIP Money Market Standard Class                                           1,641,283     2,438,521
LVIP Money Market Service Class                                           17,169,722    15,124,538
LVIP Protected Profile 2010 Service Class                                      6,521       499,168
LVIP Protected Profile 2020 Service Class                                      7,155     2,816,433
LVIP Protected Profile 2030 Service Class                                      4,476       108,431
LVIP Protected Profile 2040 Service Class                                        102           232
LVIP Protected Profile Conservative Service Class                         41,450,217     8,634,456
LVIP Protected Profile Growth Service Class                               75,737,091     2,673,758
LVIP Protected Profile Moderate Service Class                             80,162,443     9,684,046
LVIP SSgA Bond Index Service Class                                         8,578,380     4,540,352
LVIP SSgA Conservative Index Allocation Service Class                      2,345,949       728,441
LVIP SSgA Conservative Structured Allocation Service Class                 5,994,990     1,154,776
LVIP SSgA Developed International 150 Service Class                        1,022,651       658,618
LVIP SSgA Emerging Markets 100 Service Class                               2,536,261       762,152
LVIP SSgA Global Tactical Allocation RPM Service Class                    12,534,527     2,421,520
LVIP SSgA International Index Service Class                                1,507,392     1,218,508
LVIP SSgA Large Cap 100 Service Class                                      1,340,886     1,668,484
LVIP SSgA Moderate Index Allocation Service Class                          6,316,862     1,576,854
LVIP SSgA Moderate Structured Allocation Service Class                    18,237,470     6,139,729
LVIP SSgA Moderately Aggressive Index Allocation Service Class             3,190,423       499,838
LVIP SSgA Moderately Aggressive Structured Allocation Service Class        8,495,585     2,671,999
LVIP SSgA S&P 500 Index Standard Class                                        15,917        96,198
LVIP SSgA S&P 500 Index Service Class                                      2,932,274     2,975,099
LVIP SSgA Small-Cap Index Service Class                                      879,024     1,163,716
LVIP SSgA Small-Mid Cap 200 Service Class                                    732,662       452,606
LVIP T. Rowe Price Growth Stock Service Class                              2,281,375       922,194
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                   28,644        23,473
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                 1,154,437       617,430
LVIP Templeton Growth RPM Service Class                                    1,136,966       819,858
LVIP UBS Large Cap Growth RPM Standard Class                                   2,020         9,191
LVIP UBS Large Cap Growth RPM Service Class                                  660,019       173,412

                                                                          AGGREGATE     AGGREGATE
                                                                           COST OF      PROCEEDS
SUBACCOUNT                                                                PURCHASES    FROM SALES
--------------------------------------------------------------------------------------------------
LVIP Vanguard Domestic Equity ETF Service Class                         $  2,591,012  $    214,455
LVIP Vanguard International Equity ETF Service Class                       1,453,683       203,775
Lord Abbett Fundamental Equity Class VC                                        8,637        33,077
MFS VIT Core Equity Service Class                                             27,494        14,156
MFS VIT Growth Initial Class                                                   2,985        43,979
MFS VIT Growth Service Class                                                 396,313       307,047
MFS VIT Total Return Initial Class                                            42,640       238,180
MFS VIT Total Return Service Class                                         1,591,899     4,230,879
MFS VIT Utilities Initial Class                                               33,358       131,996
MFS VIT Utilities Service Class                                            2,272,796     3,006,567
NB AMT Mid Cap Growth I Class                                                 29,425       869,094
NB AMT Mid Cap Intrinsic Value I Class                                     1,028,717       660,745
Oppenheimer Global Securities Service Class                                   57,223        78,984
PIMCO VIT CommodityRealReturn Strategy Advisor Class                       2,635,116       505,646
Putnam VT Global Health Care Class IB                                         31,741         7,891
Putnam VT Growth & Income Class IB                                             1,785        49,292

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                           NET
                                                                            SHARES        ASSET      FAIR VALUE
SUBACCOUNT                                                                  OWNED         VALUE       OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                         92,899  $      16.42  $  1,525,400  $    1,515,951
ABVPSF Growth and Income Class B                                             294,861         20.66     6,091,822       5,890,388
ABVPSF International Value Class B                                           553,525         12.84     7,107,268       9,233,341
ABVPSF Large Cap Growth Class B                                               18,242         30.38       554,177         425,267
ABVPSF Small/Mid Cap Value Class B                                           413,297         17.58     7,265,758       6,312,708
American Century VP Inflation Protection Class II                          1,936,209         12.03    23,292,592      21,209,506
American Funds Global Growth Class 2                                         595,463         23.44    13,957,644      12,195,039
American Funds Global Small Capitalization Class 2                           568,443         19.86    11,289,268      11,004,885
American Funds Growth Class 2                                              1,171,840         60.45    70,837,697      62,440,785
American Funds Growth-Income Class 2                                       1,772,311         38.24    67,773,190      62,724,350
American Funds International Class 2                                       1,930,505         17.62    34,015,498      34,245,371
BlackRock Global Allocation V.I. Class III                                 3,715,214         14.34    53,276,164      52,605,646
Delaware VIP Diversified Income Service Class                              4,954,717         11.00    54,501,886      52,698,586
Delaware VIP Emerging Markets Service Class                                  957,704         19.78    18,943,389      18,190,615
Delaware VIP High Yield Standard Class                                       117,943          6.11       720,631         637,004
Delaware VIP High Yield Service Class                                      2,267,150          6.09    13,806,945      12,549,986
Delaware VIP Limited-Term Diversified Income Service Class                 2,399,383         10.05    24,113,802      24,076,092
Delaware VIP REIT Standard Class                                              64,135         12.06       773,469         793,435
Delaware VIP REIT Service Class                                              988,231         12.04    11,898,302      11,164,272
Delaware VIP Small Cap Value Standard Class                                   21,617         33.14       716,389         553,845
Delaware VIP Small Cap Value Service Class                                   579,876         33.04    19,159,097      17,024,715
Delaware VIP Smid Cap Growth Standard Class                                   15,867         24.37       386,681         325,961
Delaware VIP Smid Cap Growth Service Class                                   344,165         23.67     8,146,385       7,610,729
Delaware VIP U.S. Growth Service Class                                       522,746         10.03     5,243,142       4,386,092
Delaware VIP Value Standard Class                                              7,377         19.88       146,653         119,465
Delaware VIP Value Service Class                                             448,274         19.84     8,893,759       7,995,774
DWS Alternative Asset Allocation VIP Class B                                 204,774         13.88     2,842,263       2,746,747
DWS Equity 500 Index VIP Class A                                             132,871         15.01     1,994,395       1,606,444
DWS Equity 500 Index VIP Class B                                             137,049         15.00     2,055,742       1,748,936
DWS Small Cap Index VIP Class A                                               34,742         13.56       471,104         436,552
DWS Small Cap Index VIP Class B                                              101,188         13.55     1,371,098       1,297,466
Fidelity VIP Contrafund Service Class 2                                    1,638,396         26.00    42,598,288      41,053,308
Fidelity VIP Equity-Income Initial Class                                      25,435         19.94       507,175         551,318
Fidelity VIP Equity-Income Service Class 2                                    86,375         19.62     1,694,673       1,819,471
Fidelity VIP Growth Initial Class                                              4,016         42.05       168,862         137,484
Fidelity VIP Growth Service Class 2                                          107,651         41.64     4,482,573       3,987,118
Fidelity VIP Mid Cap Service Class 2                                         949,858         29.98    28,476,746      28,187,069

                                                                                           NET
                                                                            SHARES        ASSET      FAIR VALUE
SUBACCOUNT                                                                  OWNED         VALUE       OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Initial Class                                            4,822  $      16.09  $     77,582  $       74,116
Fidelity VIP Overseas Service Class 2                                        212,616         15.95     3,391,222       3,615,485
FTVIPT Franklin Income Securities Class 2                                  1,777,637         15.07    26,788,985      26,179,726
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                      324,225         21.04     6,821,688       6,235,077
FTVIPT Mutual Shares Securities Class 2                                    1,176,402         17.22    20,257,638      19,724,007
FTVIPT Templeton Global Bond Securities Class 2                              666,949         19.47    12,985,494      11,610,390
FTVIPT Templeton Growth Securities Class 2                                   286,917         11.97     3,434,397       3,685,214
Goldman Sachs VIT Large Cap Value Service Class                              140,757         10.75     1,513,133       1,385,443
Huntington VA Balanced                                                           333         14.35         4,779           4,557
Huntington VA Dividend Capture                                                 3,884         10.78        41,869          41,143
Invesco V.I. Core Equity Series I                                              7,433         30.14       224,033         186,818
Invesco V.I. Core Equity Series II                                               354         29.86        10,566           9,089
Invesco V.I. International Growth Series I                                     3,989         30.03       119,783          69,822
Invesco V.I. International Growth Series II                                    2,089         29.68        62,007          44,905
Invesco Van Kampen V.I. American Franchise Series I                            3,688         36.28       133,800         137,081
Invesco Van Kampen V.I. American Franchise Series II                           1,661         35.55        59,060          60,687
Janus Aspen Series Balanced Service Class                                     23,515         28.42       668,299         619,636
Janus Aspen Series Enterprise Service Class                                    9,712         43.18       419,348         260,670
Janus Aspen Series Worldwide Service Class                                       318         30.32         9,645           8,094
LVIP American Global Growth Service Class II                                 147,339         13.67     2,014,416       1,814,337
LVIP American Global Small Capitalization Service Class II                   210,921         12.01     2,533,158       2,448,141
LVIP American Growth Service Class II                                        545,231         14.05     7,659,408       7,019,998
LVIP American Growth-Income Service Class II                                 543,674         13.86     7,537,495       6,878,376
LVIP American International Service Class II                                 363,335         12.14     4,409,065       4,209,510
LVIP Baron Growth Opportunities Service Class                                258,116         35.08     9,055,740       7,504,089
LVIP BlackRock Emerging Markets Index RPM Service Class                       12,373         10.90       134,799         129,305
LVIP BlackRock Equity Dividend RPM Service Class                             163,999         14.96     2,453,584       2,316,761
LVIP BlackRock Inflation Protected Bond Service Class                      1,866,446         11.45    21,370,808      20,674,733
LVIP Capital Growth Service Class                                            104,743         27.55     2,885,783       2,555,682
LVIP Clarion Global Real Estate Service Class                                794,051          8.43     6,689,878       5,459,845
LVIP Columbia Small-Mid Cap Growth RPM Service Class                         181,689         10.94     1,988,228       1,960,149
LVIP Delaware Bond Standard Class                                            674,876         14.21     9,591,335       8,887,313
LVIP Delaware Bond Service Class                                           4,994,667         14.21    70,979,219      68,931,318
LVIP Delaware Diversified Floating Rate Service Class                        839,817         10.14     8,511,543       8,473,536
LVIP Delaware Foundation Aggressive Allocation Standard Class                 21,296         13.19       280,975         290,561
LVIP Delaware Foundation Aggressive Allocation Service Class                 182,270         13.19     2,403,960       2,366,941
LVIP Delaware Growth and Income Service Class                                 49,093         32.99     1,619,783       1,442,414
LVIP Delaware Social Awareness Standard Class                                 21,488         32.54       699,104         602,554
LVIP Delaware Social Awareness Service Class                                  80,102         32.48     2,601,302       2,417,229
LVIP Delaware Special Opportunities Service Class                             90,949         34.07     3,098,543       3,300,048
LVIP Dimensional Non-U.S. Equity Service Class                               183,731          9.20     1,690,697       1,565,028
LVIP Dimensional U.S. Equity Service Class                                   285,028         10.71     3,053,792       2,856,698
LVIP Dimensional/Vanguard Total Bond Service Class                           897,452         10.69     9,592,869       9,502,434
LVIP Global Income Service Class                                           1,501,400         11.82    17,743,544      17,499,526
LVIP JPMorgan High Yield Service Class                                       607,634         11.12     6,758,102       6,478,173
LVIP JPMorgan Mid Cap Value RPM Service Class                                132,668         11.70     1,552,749       1,415,738
LVIP MFS International Growth Service Class                                  319,929         12.95     4,143,716       3,903,269
LVIP MFS Value Service Class                                                 503,035         25.80    12,980,308      11,270,312
LVIP Mid-Cap Value Service Class                                             246,418         15.86     3,908,449       3,208,219
LVIP Mondrian International Value Standard Class                             106,472         15.24     1,622,951       1,750,503
LVIP Mondrian International Value Service Class                              430,618         15.24     6,560,890       7,142,768
LVIP Money Market Standard Class                                             258,153         10.00     2,581,530       2,581,530
LVIP Money Market Service Class                                            1,729,514         10.00    17,295,146      17,295,145
LVIP Protected Profile 2010 Service Class                                     33,825         11.26       380,738         322,401
LVIP Protected Profile 2020 Service Class                                     38,922         10.79       419,891         358,630
LVIP Protected Profile 2030 Service Class                                     28,623         10.63       304,209         273,514
LVIP Protected Profile 2040 Service Class                                        861          9.99         8,605           8,804
LVIP Protected Profile Conservative Service Class                          4,028,361         12.85    51,760,414      50,387,310
LVIP Protected Profile Growth Service Class                                8,196,335         11.91    97,577,372      94,891,154
LVIP Protected Profile Moderate Service Class                              9,955,609         12.56   125,062,358     121,014,236
LVIP SSgA Bond Index Service Class                                         3,280,767         11.57    37,971,596      36,673,818

                                                                                           NET
                                                                            SHARES        ASSET      FAIR VALUE
SUBACCOUNT                                                                  OWNED         VALUE       OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Conservative Index Allocation Service Class                        314,769  $      11.40  $  3,589,628  $    3,447,807
LVIP SSgA Conservative Structured Allocation Service Class                   898,614         11.14    10,008,760       9,768,509
LVIP SSgA Developed International 150 Service Class                          615,813          8.10     4,988,701       4,679,356
LVIP SSgA Emerging Markets 100 Service Class                                 746,531         10.45     7,799,760       8,334,228
LVIP SSgA Global Tactical Allocation RPM Service Class                     3,188,525         10.95    34,920,726      33,669,522
LVIP SSgA International Index Service Class                                1,031,297          7.94     8,192,621       7,427,996
LVIP SSgA Large Cap 100 Service Class                                        964,297         11.49    11,081,702       9,223,296
LVIP SSgA Moderate Index Allocation Service Class                            827,579         11.64     9,631,364       9,122,987
LVIP SSgA Moderate Structured Allocation Service Class                     3,619,782         11.27    40,809,421      39,484,034
LVIP SSgA Moderately Aggressive Index Allocation Service Class               549,021         11.64     6,390,604       6,067,512
LVIP SSgA Moderately Aggressive Structured Allocation Service Class        1,766,603         11.40    20,146,346      19,467,309
LVIP SSgA S&P 500 Index Standard Class                                        37,191         10.19       379,017         308,076
LVIP SSgA S&P 500 Index Service Class                                      2,084,183         10.20    21,250,332      17,481,098
LVIP SSgA Small-Cap Index Service Class                                      313,549         19.60     6,146,181       4,993,047
LVIP SSgA Small-Mid Cap 200 Service Class                                    282,567         12.63     3,568,259       3,157,648
LVIP T. Rowe Price Growth Stock Service Class                                299,918         20.44     6,130,317       5,354,033
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                    4,697         15.69        73,691          62,199
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                   264,240         15.32     4,047,886       3,457,186
LVIP Templeton Growth RPM Service Class                                      200,658         28.74     5,767,321       5,323,978
LVIP UBS Large Cap Growth RPM Standard Class                                   5,224         23.55       123,034          88,853
LVIP UBS Large Cap Growth RPM Service Class                                   93,607         23.32     2,182,727       1,932,070
LVIP Vanguard Domestic Equity ETF Service Class                              293,412         10.40     3,050,020       2,855,537
LVIP Vanguard International Equity ETF Service Class                         216,381          9.14     1,977,071       1,853,612
Lord Abbett Fundamental Equity Class VC                                        4,039         17.61        71,134          69,193
MFS VIT Core Equity Service Class                                              3,550         17.63        62,582          51,116
MFS VIT Growth Initial Class                                                   3,010         28.83        86,785          55,884
MFS VIT Growth Service Class                                                  31,141         28.25       879,734         737,451
MFS VIT Total Return Initial Class                                            27,671         20.05       554,810         512,127
MFS VIT Total Return Service Class                                           658,184         19.80    13,032,040      12,396,079
MFS VIT Utilities Initial Class                                               15,006         27.63       414,613         332,549
MFS VIT Utilities Service Class                                              496,499         27.29    13,549,453      12,494,745
NB AMT Mid Cap Growth I Class                                                102,619         30.97     3,178,123       2,073,760
NB AMT Mid Cap Intrinsic Value I Class                                       301,700         12.09     3,647,546       4,122,648
Oppenheimer Global Securities Service Class                                    6,918         32.25       223,112         205,074
PIMCO VIT CommodityRealReturn Strategy Advisor Class                         462,284          7.21     3,333,068       3,627,828
Putnam VT Global Health Care Class IB                                          8,292         12.92       107,130         100,473
Putnam VT Growth & Income Class IB                                               728         17.93        13,049          14,427

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                             UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                                   ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                         27,547      (57,096)      (29,549)
ABVPSF Growth and Income Class B                                              10,603     (111,162)     (100,559)
ABVPSF International Value Class B                                            83,434     (182,145)      (98,711)
ABVPSF Large Cap Growth Class B                                                  525      (18,175)      (17,650)
ABVPSF Small/Mid Cap Value Class B                                            43,728     (100,161)      (56,433)
American Century VP Inflation Protection Class II                            106,363     (322,179)     (215,816)
American Funds Global Growth Class 2                                          21,910     (245,452)     (223,542)
American Funds Global Small Capitalization Class 2                            36,472     (107,268)      (70,796)
American Funds Growth Class 2                                                 62,496     (844,183)     (781,687)
American Funds Growth-Income Class 2                                          90,083     (884,639)     (794,556)
American Funds International Class 2                                          54,138     (367,999)     (313,861)
BlackRock Global Allocation V.I. Class III                                 1,457,198     (271,449)    1,185,749
Delaware VIP Diversified Income Service Class                                533,350     (333,646)      199,704
Delaware VIP Emerging Markets Service Class                                  172,379     (156,703)       15,676
Delaware VIP High Yield Standard Class                                         3,647       (4,627)         (980)
Delaware VIP High Yield Service Class                                         59,127     (203,475)     (144,348)

                                                                             UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                                   ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------------------
Delaware VIP Limited-Term Diversified Income Service Class                   589,549     (368,791)      220,758
Delaware VIP REIT Standard Class                                               1,080       (4,108)       (3,028)
Delaware VIP REIT Service Class                                               76,155     (107,295)      (31,140)
Delaware VIP Small Cap Value Standard Class                                    2,348       (7,881)       (5,533)
Delaware VIP Small Cap Value Service Class                                   118,603     (159,350)      (40,747)
Delaware VIP Smid Cap Growth Standard Class                                    2,344       (6,774)       (4,430)
Delaware VIP Smid Cap Growth Service Class                                   183,705      (69,641)      114,064
Delaware VIP U.S. Growth Service Class                                       142,226      (52,947)       89,279
Delaware VIP Value Standard Class                                                228       (5,545)       (5,317)
Delaware VIP Value Service Class                                              86,512     (105,843)      (19,331)
DWS Alternative Asset Allocation VIP Class B                                  85,637      (32,571)       53,066
DWS Equity 500 Index VIP Class A                                               1,793      (37,996)      (36,203)
DWS Equity 500 Index VIP Class B                                               6,111      (55,023)      (48,912)
DWS Small Cap Index VIP Class A                                                1,070       (8,643)       (7,573)
DWS Small Cap Index VIP Class B                                                  449      (17,530)      (17,081)
Fidelity VIP Contrafund Service Class 2                                      217,589     (378,712)     (161,123)
Fidelity VIP Equity-Income Initial Class                                          --       (9,950)       (9,950)
Fidelity VIP Equity-Income Service Class 2                                     5,526      (19,994)      (14,468)
Fidelity VIP Growth Initial Class                                                 --       (5,663)       (5,663)
Fidelity VIP Growth Service Class 2                                          147,579      (89,904)       57,675
Fidelity VIP Mid Cap Service Class 2                                         357,056     (207,084)      149,972
Fidelity VIP Overseas Initial Class                                               22       (1,516)       (1,494)
Fidelity VIP Overseas Service Class 2                                         12,985      (42,791)      (29,806)
FTVIPT Franklin Income Securities Class 2                                    421,935     (476,237)      (54,302)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                        9,377     (114,200)     (104,823)
FTVIPT Mutual Shares Securities Class 2                                      160,430     (285,834)     (125,404)
FTVIPT Templeton Global Bond Securities Class 2                               64,293     (273,616)     (209,323)
FTVIPT Templeton Growth Securities Class 2                                     7,323      (90,181)      (82,858)
Goldman Sachs VIT Large Cap Value Service Class                                4,820      (20,438)      (15,618)
Huntington VA Balanced                                                           467          (12)          455
Huntington VA Dividend Capture                                                 3,918          (39)        3,879
Invesco V.I. Capital Appreciation Series I                                        19      (28,009)      (27,990)
Invesco V.I. Capital Appreciation Series II                                        4       (6,584)       (6,580)
Invesco V.I. Core Equity Series I                                                 83      (23,869)      (23,786)
Invesco V.I. Core Equity Series II                                               102           --           102
Invesco V.I. International Growth Series I                                        21         (407)         (386)
Invesco V.I. International Growth Series II                                      752       (8,019)       (7,267)
Invesco Van Kampen V.I. American Franchise Series I                           28,097       (3,637)       24,460
Invesco Van Kampen V.I. American Franchise Series II                           6,485         (749)        5,736
Janus Aspen Series Balanced Service Class                                      4,090       (5,509)       (1,419)
Janus Aspen Series Enterprise Service Class                                      128       (8,930)       (8,802)
Janus Aspen Series Worldwide Service Class                                        43         (304)         (261)
LVIP American Global Growth Service Class II                                  52,414      (28,120)       24,294
LVIP American Global Small Capitalization Service Class II                    98,515      (21,432)       77,083
LVIP American Growth Service Class II                                        274,545      (36,960)      237,585
LVIP American Growth-Income Service Class II                                 275,979      (37,081)      238,898
LVIP American International Service Class II                                 161,078      (60,932)      100,146
LVIP Baron Growth Opportunities Service Class                                 82,651      (96,914)      (14,263)
LVIP BlackRock Emerging Markets Index RPM Service Class                       12,282           --        12,282
LVIP BlackRock Equity Dividend RPM Service Class                             110,887      (24,889)       85,998
LVIP BlackRock Inflation Protected Bond Service Class                        966,736     (191,326)      775,410
LVIP Capital Growth Service Class                                             42,649      (22,500)       20,149
LVIP Clarion Global Real Estate Service Class                                 96,616     (132,613)      (35,997)
LVIP Columbia Small-Mid Cap Growth RPM Service Class                          54,253      (44,445)        9,808
LVIP Delaware Bond Standard Class                                             21,158     (141,413)     (120,255)
LVIP Delaware Bond Service Class                                           1,180,476     (375,922)      804,554
LVIP Delaware Diversified Floating Rate Service Class                        453,196     (135,082)      318,114
LVIP Delaware Foundation Aggressive Allocation Standard Class                      5       (2,031)       (2,026)
LVIP Delaware Foundation Aggressive Allocation Service Class                  28,406      (72,755)      (44,349)
LVIP Delaware Growth and Income Service Class                                 16,372      (53,902)      (37,530)
LVIP Delaware Social Awareness Standard Class                                    182       (6,990)       (6,808)
LVIP Delaware Social Awareness Service Class                                  34,637      (36,029)       (1,392)

                                                                             UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                                   ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------------------
LVIP Delaware Special Opportunities Service Class                            121,156      (33,252)       87,904
LVIP Dimensional Non-U.S. Equity Service Class                               136,856      (27,447)      109,409
LVIP Dimensional U.S. Equity Service Class                                   250,985      (33,780)      217,205
LVIP Dimensional/Vanguard Total Bond Service Class                           621,605     (302,104)      319,501
LVIP Global Income Service Class                                             412,810     (190,473)      222,337
LVIP JPMorgan High Yield Service Class                                       305,155      (79,641)      225,514
LVIP JPMorgan Mid Cap Value RPM Service Class                                 82,718      (40,477)       42,241
LVIP MFS International Growth Service Class                                  135,003      (72,609)       62,394
LVIP MFS Value Service Class                                                 246,709     (165,588)       81,121
LVIP Mid-Cap Value Service Class                                              78,835      (85,515)       (6,680)
LVIP Mondrian International Value Standard Class                               3,618      (12,759)       (9,141)
LVIP Mondrian International Value Service Class                               29,746      (64,387)      (34,641)
LVIP Money Market Standard Class                                             158,167     (229,338)      (71,171)
LVIP Money Market Service Class                                            1,746,126   (1,533,426)      212,700
LVIP Protected Profile 2010 Service Class                                          2      (46,033)      (46,031)
LVIP Protected Profile 2020 Service Class                                         99     (275,759)     (275,660)
LVIP Protected Profile 2030 Service Class                                         --      (10,071)      (10,071)
LVIP Protected Profile 2040 Service Class                                         --           (8)           (8)
LVIP Protected Profile Conservative Service Class                          3,097,195     (628,247)    2,468,948
LVIP Protected Profile Growth Service Class                                6,331,251     (207,581)    6,123,670
LVIP Protected Profile Moderate Service Class                              6,298,369     (754,058)    5,544,311
LVIP SSgA Bond Index Service Class                                           686,530     (362,265)      324,265
LVIP SSgA Conservative Index Allocation Service Class                        209,179      (62,613)      146,566
LVIP SSgA Conservative Structured Allocation Service Class                   526,165      (96,837)      429,328
LVIP SSgA Developed International 150 Service Class                          118,144      (75,268)       42,876
LVIP SSgA Emerging Markets 100 Service Class                                 139,632      (56,879)       82,753
LVIP SSgA Global Tactical Allocation RPM Service Class                     1,083,251     (188,491)      894,760
LVIP SSgA International Index Service Class                                  188,175     (150,076)       38,099
LVIP SSgA Large Cap 100 Service Class                                        110,443     (134,985)      (24,542)
LVIP SSgA Moderate Index Allocation Service Class                            562,138     (137,118)      425,020
LVIP SSgA Moderate Structured Allocation Service Class                     1,576,841     (538,699)    1,038,142
LVIP SSgA Moderately Aggressive Index Allocation Service Class               282,455      (39,348)      243,107
LVIP SSgA Moderately Aggressive Structured Allocation Service Class          716,594     (223,577)      493,017
LVIP SSgA S&P 500 Index Standard Class                                         1,159       (8,297)       (7,138)
LVIP SSgA S&P 500 Index Service Class                                        286,326     (261,309)       25,017
LVIP SSgA Small-Cap Index Service Class                                       97,262     (119,298)      (22,036)
LVIP SSgA Small-Mid Cap 200 Service Class                                     29,973      (30,788)         (815)
LVIP T. Rowe Price Growth Stock Service Class                                240,160      (88,332)      151,828
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                    1,851       (1,116)          735
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                    65,381      (33,804)       31,577
LVIP Templeton Growth RPM Service Class                                      138,249      (93,006)       45,243
LVIP UBS Large Cap Growth RPM Standard Class                                     163         (560)         (397)
LVIP UBS Large Cap Growth RPM Service Class                                   53,190      (11,343)       41,847
LVIP Vanguard Domestic Equity ETF Service Class                              257,914      (18,834)      239,080
LVIP Vanguard International Equity ETF Service Class                         157,421      (21,606)      135,815
Lord Abbett Fundamental Equity Class VC                                          485       (2,360)       (1,875)
MFS VIT Core Equity Service Class                                              1,611         (939)          672
MFS VIT Growth Initial Class                                                     390       (5,274)       (4,884)
MFS VIT Growth Service Class                                                  30,879      (21,591)        9,288
MFS VIT Total Return Initial Class                                             1,673      (14,810)      (13,137)
MFS VIT Total Return Service Class                                            91,509     (288,273)     (196,764)
MFS VIT Utilities Initial Class                                                   22       (6,181)       (6,159)
MFS VIT Utilities Service Class                                               78,869     (141,716)      (62,847)
NB AMT Mid Cap Growth I Class                                                  2,196      (42,414)      (40,218)
NB AMT Mid Cap Intrinsic Value I Class                                         3,014      (36,299)      (33,285)
Oppenheimer Global Securities Service Class                                    3,446       (5,325)       (1,879)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                         171,538      (35,517)      136,021
Putnam VT Global Health Care Class IB                                          1,762         (532)        1,230
Putnam VT Growth & Income Class IB                                                61       (3,499)       (3,438)

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                             UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                                   ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                         57,369      (39,413)       17,956
ABVPSF Growth and Income Class B                                              41,320     (129,805)      (88,485)
ABVPSF International Value Class B                                           379,127     (324,697)       54,430
ABVPSF Large Cap Growth Class B                                                2,899      (11,933)       (9,034)
ABVPSF Small/Mid Cap Value Class B                                           149,093     (198,084)      (48,991)
American Century VP Inflation Protection Class II                            211,839     (347,231)     (135,392)
American Funds Global Growth Class 2                                         109,033     (179,336)      (70,303)
American Funds Global Small Capitalization Class 2                            86,837     (144,555)      (57,718)
American Funds Growth Class 2                                                306,690   (1,343,358)   (1,036,668)
American Funds Growth-Income Class 2                                         217,632   (1,066,139)     (848,507)
American Funds International Class 2                                         232,512     (382,528)     (150,016)
BlackRock Global Allocation V.I. Class III                                 1,962,369      (66,697)    1,895,672
Delaware VIP Diversified Income Service Class                              1,028,844     (794,292)      234,552
Delaware VIP Emerging Markets Service Class                                  289,826      (86,866)      202,960
Delaware VIP High Yield Standard Class                                         5,231       (5,408)         (177)
Delaware VIP High Yield Service Class                                        121,185     (227,818)     (106,633)
Delaware VIP Limited-Term Diversified Income Service Class                 1,008,904     (307,135)      701,769
Delaware VIP REIT Standard Class                                               1,306       (5,333)       (4,027)
Delaware VIP REIT Service Class                                              129,085      (99,134)       29,951
Delaware VIP Small Cap Value Standard Class                                      134       (3,746)       (3,612)
Delaware VIP Small Cap Value Service Class                                   246,777     (155,073)       91,704
Delaware VIP Smid Cap Growth Standard Class                                    1,181       (9,851)       (8,670)
Delaware VIP Smid Cap Growth Service Class                                   212,819     (257,312)      (44,493)
Delaware VIP U.S. Growth Service Class                                       137,242      (42,752)       94,490
Delaware VIP Value Standard Class                                              2,904       (2,504)          400
Delaware VIP Value Service Class                                             174,549     (155,986)       18,563
DWS Alternative Asset Allocation VIP Class B                                 305,790     (442,270)     (136,480)
DWS Equity 500 Index VIP Class A                                               2,510      (22,141)      (19,631)
DWS Equity 500 Index VIP Class B                                               2,185      (48,928)      (46,743)
DWS Small Cap Index VIP Class A                                                5,595       (6,217)         (622)
DWS Small Cap Index VIP Class B                                                9,518      (31,775)      (22,257)
Fidelity VIP Contrafund Service Class 2                                      430,511     (305,759)      124,752
Fidelity VIP Equity-Income Initial Class                                         169       (2,882)       (2,713)
Fidelity VIP Equity-Income Service Class 2                                     9,353      (34,806)      (25,453)
Fidelity VIP Growth Initial Class                                              1,252       (4,095)       (2,843)
Fidelity VIP Growth Service Class 2                                          100,435      (69,521)       30,914
Fidelity VIP Mid Cap Service Class 2                                         527,811     (227,033)      300,778
Fidelity VIP Overseas Initial Class                                               71         (521)         (450)
Fidelity VIP Overseas Service Class 2                                        194,909     (197,112)       (2,203)
FTVIPT Franklin Income Securities Class 2                                    360,336     (456,701)      (96,365)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                       44,354     (106,876)      (62,522)
FTVIPT Mutual Shares Securities Class 2                                      319,133     (153,729)      165,404
FTVIPT Templeton Global Bond Securities Class 2                              134,887     (246,049)     (111,162)
FTVIPT Templeton Growth Securities Class 2                                     8,653      (69,848)      (61,195)
Goldman Sachs VIT Large Cap Value Service Class                               78,779      (17,435)       61,344
Invesco V.I. Capital Appreciation Series I                                       213       (8,492)       (8,279)
Invesco V.I. Capital Appreciation Series II                                       12         (246)         (234)
Invesco V.I. Core Equity Series I                                                811       (4,752)       (3,941)
Invesco V.I. Core Equity Series II                                               106         (143)          (37)
Invesco V.I. International Growth Series I                                        37         (312)         (275)
Invesco V.I. International Growth Series II                                       17         (119)         (102)
Janus Aspen Series Balanced Service Class                                      4,359       (6,168)       (1,809)
Janus Aspen Series Enterprise Service Class                                    4,415       (9,243)       (4,828)
Janus Aspen Series Worldwide Service Class                                        76         (587)         (511)
LVIP American Global Growth Service Class II                                 122,598       (5,100)      117,498
LVIP American Global Small Capitalization Service Class II                   156,476      (23,433)      133,043
LVIP American Growth Service Class II                                        353,817      (54,264)      299,553
LVIP American Growth-Income Service Class II                                 331,004      (38,221)      292,783
LVIP American International Service Class II                                 262,876       (4,601)      258,275

                                                                             UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                                   ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities Service Class                                146,544     (104,570)       41,974
LVIP BlackRock Equity Dividend RPM Service Class                              39,515      (17,097)       22,418
LVIP BlackRock Inflation Protected Bond Service Class                      1,045,370      (74,215)      971,155
LVIP Capital Growth Service Class                                             92,832      (20,718)       72,114
LVIP Clarion Global Real Estate Service Class                                213,278      (77,153)      136,125
LVIP Columbia Small-Mid Cap Growth RPM Service Class                          95,938      (43,330)       52,608
LVIP Delaware Bond Standard Class                                             39,036     (157,961)     (118,925)
LVIP Delaware Bond Service Class                                           1,265,934     (612,216)      653,718
LVIP Delaware Diversified Floating Rate Service Class                        555,578      (97,068)      458,510
LVIP Delaware Foundation Aggressive Allocation Standard Class                     96       (5,161)       (5,065)
LVIP Delaware Foundation Aggressive Allocation Service Class                   2,400      (54,662)      (52,262)
LVIP Delaware Growth and Income Service Class                                 50,715      (19,629)       31,086
LVIP Delaware Social Awareness Standard Class                                    643       (5,753)       (5,110)
LVIP Delaware Social Awareness Service Class                                  48,226      (32,386)       15,840
LVIP Delaware Special Opportunities Service Class                            327,505     (237,048)       90,457
LVIP Dimensional Non-U.S. Equity Service Class                                75,153      (10,202)       64,951
LVIP Dimensional U.S. Equity Service Class                                    67,361       (1,152)       66,209
LVIP Dimensional/Vanguard Total Bond Service Class                           749,334     (143,540)      605,794
LVIP Global Income Service Class                                             829,929     (223,071)      606,858
LVIP JPMorgan High Yield Service Class                                       320,357       (9,426)      310,931
LVIP JPMorgan Mid Cap Value RPM Service Class                                 59,901      (30,333)       29,568
LVIP MFS International Growth Service Class                                  151,193      (98,255)       52,938
LVIP MFS Value Service Class                                                 451,518     (131,902)      319,616
LVIP Mid-Cap Value Service Class                                             128,304      (50,179)       78,125
LVIP Mondrian International Value Standard Class                              13,828      (12,738)        1,090
LVIP Mondrian International Value Service Class                               52,321      (63,818)      (11,497)
LVIP Money Market Standard Class                                             129,886     (163,653)      (33,767)
LVIP Money Market Service Class                                            1,470,264   (1,405,191)       65,073
LVIP Protected Profile 2010 Service Class                                     47,515      (57,479)       (9,964)
LVIP Protected Profile 2020 Service Class                                    276,196      (10,299)      265,897
LVIP Protected Profile 2030 Service Class                                         --       (2,131)       (2,131)
LVIP Protected Profile 2040 Service Class                                         --       (7,353)       (7,353)
LVIP Protected Profile Conservative Service Class                            501,335     (107,819)      393,516
LVIP Protected Profile Growth Service Class                                  453,315     (256,409)      196,906
LVIP Protected Profile Moderate Service Class                              1,348,903     (321,857)    1,027,046
LVIP SSgA Bond Index Service Class                                           818,562     (701,265)      117,297
LVIP SSgA Conservative Index Allocation Service Class                        534,109     (359,917)      174,192
LVIP SSgA Conservative Structured Allocation Service Class                   488,261      (22,285)      465,976
LVIP SSgA Developed International 150 Service Class                          103,438      (91,669)       11,769
LVIP SSgA Emerging Markets 100 Service Class                                 157,067     (151,500)        5,567
LVIP SSgA Global Tactical Allocation RPM Service Class                     1,982,007     (133,565)    1,848,442
LVIP SSgA International Index Service Class                                  213,371      (91,031)      122,340
LVIP SSgA Large Cap 100 Service Class                                        274,165     (402,248)     (128,083)
LVIP SSgA Moderate Index Allocation Service Class                            382,394      (10,617)      371,777
LVIP SSgA Moderate Structured Allocation Service Class                     2,620,890     (118,292)    2,502,598
LVIP SSgA Moderately Aggressive Index Allocation Service Class               332,942      (34,811)      298,131
LVIP SSgA Moderately Aggressive Structured Allocation Service Class        1,282,006      (86,752)    1,195,254
LVIP SSgA S&P 500 Index Standard Class                                         4,429      (10,468)       (6,039)
LVIP SSgA S&P 500 Index Service Class                                        399,866     (277,283)      122,583
LVIP SSgA Small-Cap Index Service Class                                      127,268     (112,261)       15,007
LVIP SSgA Small-Mid Cap 200 Service Class                                     56,536      (51,292)        5,244
LVIP T. Rowe Price Growth Stock Service Class                                275,929      (62,977)      212,952
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                       52       (2,666)       (2,614)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                    66,189      (21,013)       45,176
LVIP Templeton Growth RPM Service Class                                      150,218      (71,932)       78,286
LVIP UBS Large Cap Growth RPM Standard Class                                   1,764       (1,518)          246
LVIP UBS Large Cap Growth RPM Service Class                                   22,878      (33,006)      (10,128)
LVIP Vanguard Domestic Equity ETF Service Class                               56,631       (5,319)       51,312
LVIP Vanguard International Equity ETF Service Class                          69,124       (3,075)       66,049
Lord Abbett Fundamental Equity Class VC                                        4,361         (290)        4,071
MFS VIT Core Equity Service Class                                                 12       (3,251)       (3,239)
MFS VIT Growth Initial Class                                                   3,650       (9,120)       (5,470)

                                                                             UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                                   ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------------------
MFS VIT Growth Service Class                                                  34,279       (5,219)       29,060
MFS VIT Total Return Initial Class                                                13       (8,412)       (8,399)
MFS VIT Total Return Service Class                                           104,191     (167,433)      (63,242)
MFS VIT Utilities Initial Class                                                  162       (6,859)       (6,697)
MFS VIT Utilities Service Class                                              207,120      (79,064)      128,056
NB AMT Mid Cap Growth I Class                                                  3,362      (43,554)      (40,192)
NB AMT Mid Cap Intrinsic Value I Class                                         6,835      (56,425)      (49,590)
Oppenheimer Global Securities Service Class                                   13,608         (613)       12,995
PIMCO VIT CommodityRealReturn Strategy Advisor Class                          64,454      (25,083)       39,371
Putnam VT Global Health Care Class IB                                             22         (828)         (806)
Putnam VT Growth & Income Class IB                                             1,500       (1,627)         (127)

7. SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statements of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 5, 2013

               Lincoln New York Account N for Variable Annuities

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2012

     Statement of Operations - Year ended December 31, 2012

     Statements of Changes in Net Assets - Years ended December 31, 2012 and
     2011

     Notes to Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2012 and 2011

     Statements of Comprehensive Income (Loss) - Years ended December 31, 2012, 2011 and 2010

     Statements of Stockholders' Equity - Years ended December 31, 2012, 2011 and 2010

     Statements of Cash Flows - Years ended December 31, 2012, 2011 and 2010

     Notes to Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1)(a) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

(2) Not Applicable.

(3)(a) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (b) Selling Group Agreement dated May 5, 2003 among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Advisors Corp. with Edward D. Jones & Co. L.P. and its Affiliates incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-149434) filed on February 28, 2008.

   (c) Amendment dated May 18, 2005 to the Selling Group Agreement incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-149434) filed on February 28, 2008.

(4)(a) ChoicePlus Assurance (B Share) Variable Annuity Contract (30070 BNYA 5/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-93875) filed on April 20, 2004.

     (b) ChoicePlus Assurance (B Share) Contract Specifications (CD NY CPAB 5/03) incorporated herein by reference to Post-Effective Amendment No. 9
   (File No. 333-93875) filed on April 20, 2004.

   (c) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-93875) filed on April 15, 2003.

   (d) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-93875) filed on April 15, 2003.

   (e) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-93875) filed on April 15, 2003.

   (f) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-93875) filed on
   April 15, 2003.

   (g) Variable Annuity Rider (32793-NY) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-93875) filed on September 23, 2003.

   (h) DCA Fixed Account Allocations (NYBGV 5/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-93875) filed on April 20, 2004.

   (i) DCA Fixed Account Allocations (NYCPAGV 5/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-93875) filed on April 20, 2004.

   (j) Form of Variable Annuity Rider (32793HWM-B-NB-NY 4/04) incorporated herein to Post-Effective Amendment No. 10 (File No. 333-93875) filed on December 20, 2004.

   (k) Form of Contract Specifications Page for Account Value Death Benefit (CDNYCPAB 6/05) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-93875) filed on April 21, 2005.

   (l) Form of Variable Annuity Rider for GIB (I4LA-NQ-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-93875) filed on April 21, 2005.

   (m) Form of Variable Annuity Rider for GIB (I4LA-Q-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-93875) filed on April 21, 2005.

   (n) Form of Contract Benefit Data for GIB - Assurance (CBNY-CPAB-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 11 (File
   No. 333-93875) filed on April 21, 2005.

   (o) Form of Contract Benefit Data for GIB - Assurance (CBNY-CPAB-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 11
   (File No. 333-93875) filed on April 21, 2005.

   (p) Form of Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (q) Form of Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (r) Form of Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (s) Form of Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (t) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (u) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (v) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (w) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (x) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (y) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (z) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (aa) Variable Annuity Rider (32793 7/06 NY) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-93875) filed on
   December 21, 2006.

   (bb) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (cc) Guaranteed Income Benefit Rider (AGIB NY 10/08) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-141763) filed on April 7, 2009.

   (dd) Section 403(b) Annuity Endorsement (32481NY-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-141763) filed on April 7, 2009.

   (ee) Variable Annuity Guaranteed Income Benefit Rider (LINC 2.0) (AR-529 8/10 NY) incorporated herein by reference to Post-Effective Amendment No.
12 (File No. 333-145531) filed on October 28, 2010.

   (ff) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.

   (gg) Contract Benefit Data (CBD 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October
28, 2010.

   (hh) Variable Annuity Payment Option Rider (I4LA-NQ 8/10 NY Rev 09/02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.

   (ii) Variable Annuity Payment Option Rider (I4LA-Q 8/10 NY Rev 09/02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.

   (jj) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment
No. 2 (File No. 333-170695) filed January 30, 2012.

(5) ChoicePlus Assurance (B Share) Application (ANF06747NY1 2/10) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-149449) filed on April 9, 2010.

(6) Amended and Restated By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-175691) filed on July 21, 2011.

(7)(a) Automatic Indemnity Reinsurance Agreement dated December 31, 2007, Amended and Restated as of January 1, 2010 between Lincoln Life & Annuity Company of New York and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.

   (b) Novation Agreement effective as of January 1, 2010 by and among Lincoln National Reinsurance Company (Barbados) Limited, Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.

(8)(a) Accounting and Financial Services Administration Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:
(i) AllianceBernstein Variable Products Series Funds incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (ii) American Century Investments Variable Products incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.
(v) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (vi) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(vii) Goldman Sachs Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (viii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (ix) Lord Abbett Series Fund incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9, 2009.
(x) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (xi) Oppenheimer Variable Account Funds incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9, 2009.

     (xii) Universal Institutional Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9,
2009.

     (xiii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(xiv) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (xv) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

     (c) Rule 22c-2 Agreements between Lincoln Life & Annuity Company of New York and:

     (i) American Century Investments Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-145531) filed on March 30, 2012.

     (iv) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.

     (vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

     (viii) Oppenheimer Variable Account Funds incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9, 2009.

(9) Opinion and Consent of Ronald R. Bessette, Senior Counsel of The Lincoln National Life Insurance Company, as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149434) filed on November 25, 2008.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York

(11) Not Applicable

(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company incorporated herein by reference to Post-Effective Amendment No. 48 (File No. 033-26032) filed on September 21, 2012.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln New York Account N for Variable Annuities as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name                                Positions and Offices with Depositor
---------------------------------   --------------------------------------------------------------------
Ellen Cooper**                      Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio***              Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**                 Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**                   President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen**                     Executive Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                 Second Vice President, General Counsel and Secretary
Jeffrey D. Coutts**                 Senior Vice President and Treasurer

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

   *** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2013 there were 10,425 contract owners under Account N.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -----------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
David M. Kittredge*         Senior Vice President
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield**      Vice President and Chief Compliance Officer
Joel Schwartz*              Senior Vice President and Director
Elizabeth F. Conover***     Assistant Vice President and Chief Financial Officer
Thomas P. O'Neill*          Senior Vice President and Director
Nancy A. Smith*             Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

       *** Principal Business address is 100 Greene Street, Greensboro NC 27401

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 5th day of April, 2013.


      Lincoln New York Account N for Variable Annuities (Registrant)
      Lincoln ChoicePlus AssuranceSM B Class
      By:   /s/Kimberly A. Genovese
            ------------------------------------
            Kimberly A. Genovese
            Assistant Vice President, Lincoln Life & Annuity Company of
            New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            Vice President, Lincoln Life & Annuity Company of New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 5, 2013.

Signature                        Title
*                                President
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Director
------------------------------
George W. Henderson, III
*                                Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
M. Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Patrick S. Pittard
*By: /s/ Kimberly A. Genovese    Pursuant to a Power of Attorney
 ---------------------------
  Kimberly A. Genovese